UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21413

Name of Fund: BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2008

Date of reporting period: 09/01/2007 – 08/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS Annual Report AUGUST 31, 2008

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

AUGUST 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous year for investors, marked by almost daily headlines related to the beleaguered housing market, rising food and energy prices,

and the escalating credit crisis. The news took an extraordinarily heavy tone shortly after the close of this reporting period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has been aggressive in its attempts to restore order in financial markets. Key moves included slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008 and providing numerous cash injections and lending programs. As the credit crisis took an extreme turn for the worse in September, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The

U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though the recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility (steep declines and quick recoveries), generally posting losses for the current reporting period. Small-cap stocks fared significantly better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably,

decelerated at a faster pace than domestic equities—a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.83% by period-

end when credit fears resurfaced. Tax-exempt issues posted positive returns, but problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. Economic and financial market distress also dampened the performance of high yield issues, which were very volatile due to the macro factors noted above.

Overall, severe market instability resulted in mixed results for the major benchmark indexes:
Total Returns as of August 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(2.57)%	(11.14)%

Small cap U.S. equities (Russell 2000 Index)	8.53	(5.48)

International equities (MSCI Europe, Australasia, Far East Index)	(10.18)	(14.41)

Fixed income (Lehman Brothers U.S. Aggregate Index)	0.18	5.86

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	5.12	4.48

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	0.74	(0.66)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of August 31, 2008 BlackRock Defined Opportunity Credit Trust

Investment Objective

BlackRock Defined Opportunity Credit Trust (BHL) (the “Fund”) seeks high current income, with a secondary objective of long-term capital appreciation.

Performance

From inception (January 31, 2008) through August 31, 2008, the Fund returned (11.44)% based on market price and 4.79% based on net asset value (“NAV”). For the same period, the Lipper Loan Participation Funds category posted an average return of (1.70)% on a NAV basis. The Credit
Suisse Leveraged Loan Index returned 0.34% over the same time period. All returns reflect reinvestment of dividends. The Fund’s primary advantage versus the Lipper peer group was its ability to invest its portfolio and take advantage of historically low valuations among bank loan securities, while its older competitors came into the period fully invested. The Fund’s conservative positioning also was beneficial in a difficult market. The Fund moved from a premium to NAV at launch to an 11.5% discount by period-end, which accounts for the difference between performance based on price and performance based on NAV.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	BHL
Initial Offering Date	January 31, 2008
Yield on Closing Market Price as of August 31, 2008 ($12.66)[1]	10.66%
Current Monthly Distribution per share of Common Stock[2]	$0.1125
Current Annualized Distribution per share of Common Stock[2]	$1.3500
Leverage as of August 31, 2008[3]	23%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change.
3 As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	8/31/08	High	Low

Market Price	$12.66	$15.33	$12.19
Net Asset Value	$14.31	$14.82	$14.05

The following unaudited chart shows the portfolio composition of the Fund’s long-term investments:

Portfolio Composition

Asset Mix	8/31/08

Floating Rate Loan Interests	99%
Corporate Bonds	1

4 ANNUAL REPORT AUGUST 31, 2008

Fund Summary as of August 31, 2008 BlackRock Diversified Income Strategies Fund, Inc.

Investment Objective

BlackRock Diversified Income Strategies Fund, Inc. (DVF) (the “Fund”) seeks to provide investors with a high current income by investing primarily in a diversified portfolio of floating rate debt securities and instruments, including floating or variable rate loans, bonds, preferred securities (including convertible preferred securities), notes or other debt securities or instruments that pay a floating rate of interest.

Performance

For the 12 months ended August 31, 2008, the Fund returned (16.08)% based on market price and (10.17)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of (14.03)% on a NAV basis. All returns reflect reinvest-
ment of dividends. During the period, high yield loans—which comprised about 47% of the Fund’s portfolio as of August 31, 2008 — outperformed high yield bonds, which aided relative performance as most of the other funds in the Lipper category invest primarily in high yield bonds. As of August
31, 2008, the Fund was more modestly leveraged (28% of total net assets) versus many of its counterparts, which also helped relative performance in a very challenging market. Conversely, high yield floating-rate notes, which the Fund owns, detracted from performance. The Fund’s discount to NAV, which widened from 1.9% to 8.4% over the period, accounts for the difference between performance based on price and performance based on NAV.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	DVF
Initial Offering Date	January 31, 2005
Yield on Closing Market Price as of August 31, 2008 ($12.77)[1]	12.69%
Current Monthly Distribution per share of Common Stock[2]	$0.135
Current Annualized Distribution per share of Common Stock[2]	$1.620
Leverage as of August 31, 2008[3]	28%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change.
3 As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be out-
standing) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	8/31/08	8/31/07	Change	High	Low

Market Price	$12.77	$17.16	(25.58)%	$17.40	$11.86
Net Asset Value	$13.94	$17.50	(20.34)%	$18.03	$13.84

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality alloca-
tions of the Fund’s corporate bond investments:

Portfolio Composition

Asset Mix	8/31/08	8/31/07

Corporate Bonds	50%	60%
Floating Rate Loan Interests	47	38
Preferred Stock	—	1
Common Stock	3	1

Credit Quality Allocations[4]

Credit Rating	8/31/08	8/31/07

AA/Aa	3%	—%
BBB/Baa	1	2
BB/Ba	7	7
B/B	61	62
CCC/Caa	20	19
CC/Ca	2	2
Not Rated	6	8

4 Using the higher of Standard & Poor’s (“S&P”) or Moody’s
Investor Service (“Moody’s”) ratings.

ANNUAL REPORT AUGUST 31, 2008 5

Fund Summary as of August 31, 2008 BlackRock Floating Rate Income Strategies Fund, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (the “Fund”) seeks high current income and such preservation of capital as is consis-
tent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

Performance

For the 12 months ended August 31, 2008, the Fund returned (4.28)% based on market price and (2.56)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (5.50)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s conservative positioning with respect to credit and sector allocation aided relative performance during a year of considerable volatility in credit markets. The Fund’s discount to NAV, which widened modestly during the annual period, accounts for the difference between performance based on price and performance based on NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	FRA
Initital Offering Date	October 31, 2003
Yield on Closing Market Price as of August 31, 2008 ($14.49)[1]	10.34%
Current Monthly Distribution per share of Common Stock[2]	$0.124835
Current Annualized Distribution per share of Common Stock[2]	$1.498020
Leverage as of August 31, 2008[3]	26%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change.
3 As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	8/31/08	8/31/07	Change	High	Low

Market Price	$14.49	$16.70	(13.23)%	$17.53	$13.05
Net Asset Value	$16.12	$18.25	(11.67)%	$18.63	$15.89

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality alloca-
tions of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/08	8/31/07

Floating Rate Loan Interests	73%	75%
Corporate Bonds	26	24
Common Stocks	1	1

Credit Quality Allocations[4]

Credit Rating	8/31/08	8/31/07

AA/Aa	5%	—%
BBB/Baa	11	5
BB/Ba	11	20
B/B	59	58
CCC/Caa	8	10
D	—	2
Not Rated	6	5

[4] Using the highest of S&P’s and Moody’s ratings.

6 ANNUAL REPORT AUGUST 31, 2008

Fund Summary as of August 31, 2008 BlackRock Senior Floating Rate Fund, Inc.

Investment Objective

BlackRock Senior Floating Rate Fund, Inc. (the “Fund”) is a continuously offered closed-end fund that seeks high current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

Performance

For the 12 months ended August 31, 2008, the Fund returned (1.32)% based on NAV. For the same period, the closed-end Lipper Loan Participation
Funds category posted an average return of (5.50)% on a NAV basis. All returns reflect reinvestment of dividends. The year featured considerable volatility in credit markets, with periods of downward pressure punctuated by sharp rebounds. In contrast to many of the other funds in the Lipper category, the Fund did not use leverage, which aided relative performance over the period. The Fund was defensively positioned in its sector allocation and broadly diversified among individual credits, which also proved advantageous. In addition, above-average cash positions, held for opportunistic purchases during periods of forced selling, benefited performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information[1]

Initital Offering Date	November 3, 1989
Yield based on Net Asset Value as of August 31, 2008 ($7.98)[2]	5.86%
Current Monthly Distribution per share of Common Stock[3]	$0.038968
Current Annualized Distribution per share of Common Stock[3]	$0.467616

1 The Fund is a continuously offered closed-end fund that does not trade on an exchange.
2 Yield based on net asset value is calculated by dividing the current annualized distribution per share by the net asset value.
Past performance does not guarantee future results.
3 The distribution is not constant and is subject to change.

The table below summarizes the changes in the Fund’s net asset value per share:

	8/31/08	8/31/07	Change	High	Low

Net Asset Value	$7.98	$8.60	(7.21)%	$8.71	$7.81

Expense Example for Continuously Offered Closed-End Funds

		Actual			Hypothetical[5]

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	March 1, 2008	August 31, 2008	During the Period[4]	March 1, 2008	August 31, 2008	During the Period[4]

BlackRock Senior Floating Rate, Inc.	$1,000	$1,037.50	$7.49	$1,000	$1,017.65	$7.41

[4] Expenses are equal to the annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the Master Senior Floating Rate LLC (the “Master
LLC”) in which it invests.
[5] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses for Continuously Offered Closed-End Funds” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT AUGUST 31, 2008 7

Fund Summary as of August 31, 2008 BlackRock Senior Floating Rate Fund II, Inc.

Investment Objective

BlackRock Senior Floating Rate Fund II, Inc. (the “Fund”) is a continuously offered closed-end fund that seeks high current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

Performance

For the 12 months ended August 31, 2008, the Fund returned (1.61)% based on NAV. For the same period, the closed-end Lipper Loan Participation
Funds category posted an average return of (5.50)% on a NAV basis. All returns reflect reinvestment of dividends. The year featured considerable volatility in credit markets, with periods of downward pressure punctuated by sharp rebounds. In contrast to many of the other funds in the Lipper category, the Fund did not use leverage, which aided relative performance over the period. The Fund was defensively positioned in its sector allocation and broadly diversified among individual credits, which also proved advantageous. In addition, above-average cash positions, held for opportunistic purchases during periods of forced selling, benefited performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information[1]

Initital Offering Date	March 26, 1999
Yield based on Net Asset Value as of August 31, 2008 ($8.67)[2]	5.32%
Current Monthly Distribution per share of Common Stock[3]	$0.038406
Current Annualized Distribution per share of Common Stock[3]	$0.460872

1 The Fund is a continuously offered closed-end fund that does not trade on an exchange.
2 Yield based on net asset value is calculated by dividing the current annualized distribution per share by the net asset value.
Past performance does not guarantee future results.
3 The distribution is not constant and is subject to change.

The table below summarizes the changes in the Fund’s net asset value per share:

	8/31/08	8/31/07	Change	High	Low

Net Asset Value	$8.67	$9.35	(7.27)%	$9.47	$8.49

Expense Example for Continuously Offered Closed-End Funds

		Actual			Hypothetical[5]

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	March 1, 2008	August 31, 2008	During the Period[4]	March 1, 2008	August 31, 2008	During the Period[4]

BlackRock Senior Floating Rate II, Inc.	$1,000	$1,036.50	$8.50	$1,000	$1,016.65	$8.42

[4] Expenses are equal to the expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the Master Senior Floating Rate LLC (the “Master LLC”)
in which it invests.
[5] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses for Continuously Offered Closed-End Funds” on page 9 for further information on how expenses were calculated.

8 ANNUAL REPORT AUGUST 31, 2008

The Benefits and Risks of Leveraging

BlackRock Defined Opportunity Credit Trust, BlackRock Diversified
Income Strategies Fund, Inc. and BlackRock Floating Rate Income
Strategies Fund, Inc. (each a “Fund” and collectively, the “Funds”) may utilize leverage through borrowings or issuance of short-term debt securi-
ties. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each
Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s sharehold-
ers will be the beneficiaries of the incremental yield.

Leverage creates risks for shareholders including the likelihood of greater
NAV and market price volatility. In addition, there is the risk that fluctua-
tions in interest rates on borrowings may reduce shareholders’ yield and negatively impact its NAV and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through a credit facility and the issuance of short-term debt securities up to 33 1 / 3 % of total managed assets. As of August 31,
2008, the Funds had outstanding leverage from credit facility borrowings as a percentage of total managed assets as follows:

Percent of
Leverage

BlackRock Defined Opportunity Credit Trust	23%
BlackRock Diversified Income
Strategies Fund, Inc	28%
BlackRock Floating Rate Income
Strategies Fund, Inc	26%

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index.
Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Funds have entered into the swap will default on its obligation to pay the Funds and the risk that the
Funds will not be able to meet their obligations to pay the other party to the agreement.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of BlackRock Senior Floating Rate Fund, Inc. and
BlackRock Senior Floating Rate Fund II, Inc. may incur the following charges: (a) expenses related to transactions, including early withdrawal fees; and (b) operating expenses, including advisory fees, and other
Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2008 and held through
August 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Examples on pages 7 and 8 provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT AUGUST 31, 2008 9

Schedule of Investments August 31, 2008

BlackRock Defined Opportunity Credit Trust

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Aerospace & Defense — 2.8%
Avio Holding SpA:
Term Loan B, 4.594%, 9/25/14	USD	471	$ 425,068
Term Loan C, 5.219%, 9/25/15		500	451,071
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit, 2.706%, 3/26/14		162	151,014
Term Loan B, 4.801%, 3/26/14		2,776	2,584,856

			3,612,009

Auto Components — 3.4%
Allison Transmission, Inc. Term Loan,
5.22% – 5.56%, 8/07/14		2,204	1,976,878
Dana Holding Corp. Term Advance, 6.75%, 1/31/15		2,487	2,286,428
Delphi Corp. 2nd Lien:
Initial Tranche C Loan, 8.50%, 12/31/08		182	150,127
Subsequent Tranche C, 8.50%, 12/31/08		18	15,289

			4,428,722

Automobiles — 0.6%
Ford Motor Co. Term Loan, 5.47%, 12/15/13		998	772,682

Biotechnology — 0.7%
Talecris Biotherapeutics Holdings Corp. Term Loan
5.97% – 6.31%, 12/06/13		995	962,614

Building Products — 2.3%
Building Materials Corp. of America Term Loan Advance,
5.438% – 5.563%, 2/22/14		749	642,365
Momentive Performance Materials, Inc. Term Loan B2,
6.73%, 12/04/13	EUR	1,000	1,285,503
Stile Aquisition Corp. (Aka Masonite International):
Canadian Term Loan, 4.63% – 5.046%,
4/06/13	USD	569	484,434
U.S. Term Loan, 4.63% – 5.046%, 4/06/13		574	489,137

			2,901,439

Capital Markets — 0.9%
Nuveen Investments, Inc. Term Loan B,
5.462%, 11/13/14		1,317	1,215,972

Chemicals — 6.9%
Brenntag AG:
Second Lien Term Loan, 5.071%, 1/19/14		196	180,655
Term Loan B2, 5.071%, 1/24/14		804	739,345
Cognis Deutschland Term Loan C, 4.80%, 9/15/13		3,000	2,697,501
Huish Detergents, Inc. Term Loan B,
4.81%, 4/26/14		998	903,551
Matrix Acquisition (MacDermid, Inc.) Tranche B
Term Loan, 4.801%, 4/12/14		1,723	1,584,784
PQ Corp.:
First Lien Term Loan, 5.92% – 6.05%, 7/30/14		1,000	935,625
Second Lien Term Loan, 9.30%, 7/30/15		1,000	865,000
Solutia, Inc. Term Loan, 8.50%, 2/28/14		998	961,023

			8,867,484

Commercial Services & Supplies — 5.9%
ARAMARK Corp.:
Letter of Credit Facility, 2.44%, 1/26/14		60	56,576
U.S. Term Loan B, 4.676%, 1/26/14		940	890,549
Alliance Laundry Systems LLC Term Loan,
4.96% – 5.30%, 1/27/12		947	918,947
Allied Waste North America, Inc.:
New Term Loan, 3.97%, 3/28/14		547	533,955
New Tranche A Credit Linked Deposit, 2.39%,
3/28/14		376	366,459

		Par
Floating Rate Loan Interests		(000)	Value

Commercial Services & Supplies (concluded)
Kion Group GmbH Facility:
Term Loan B, 4.469%, 12/28/14	USD	500	$ 427,500
Term Loan C, 4.969%, 12/23/15		500	427,500
Synagro Technologies, Inc. First Lien,
4.81%, 4/02/14		998	842,872
Waste Services, Inc. Term Loan E, 5.15%, 3/31/11		1,345	1,328,029
West Corp. Term Loan B2, 4.844% – 5.171%,
10/24/13		1,995	1,750,257

			7,542,644

Communications Equipment — 4.1%
Alltel Corp.:
Initial Tranche B2, 5.064%, 5/16/15		1,493	1,474,945
Initial Tranche B3, 4.966%, 5/18/15		2,988	2,976,074
Sorenson Communications Inc. Tranche C Term Loan,
4.97% – 5.30%, 8/16/13		850	824,500

			5,275,519

Computers & Peripherals — 1.1%
Intergraph Corp. Initial Term Loan First Lien,
4.809%, 5/29/14		1,500	1,425,000

Containers & Packaging — 2.5%
Crown Americas Additional Term B Dollar Loan,
4.423%, 11/15/12		500	482,500
Graphic Packaging International Corp. Incremental
Term Loan, 5.535% – 5.88%, 5/16/14		1,495	1,441,741
Smurfit Kappa Group:
Term Loan B1, 6.36% – 6.996%, 12/31/13	EUR	500	660,173
C1 Term Loan Facility, 6.61% – 7.25%, 1/12/14		500	660,173

			3,244,587

Diversified Consumer Services — 1.1%
Coinmach Corp. Term Loan,
5.48% – 5.81%, 11/20/14	USD	1,496	1,374,671

Diversified Telecommunication Services — 5.8%
BCM Ireland Holdings (Eircom):
Term Loan B, 6.606%, 9/30/14	EUR	500	673,987
Term Loan C, 6.856%, 9/30/15		500	674,188
Hawaiian Telcom Communications, Inc.
Term Loan C, 5.301%, 6/01/14	USD	500	396,667
Integra Telecom, Inc. First Lien Term Loan,
6.894% – 7.05%, 8/31/13		1,993	1,813,152
PaeTec Holdings Corp. Replacement Term Loan,
4.969%, 2/28/13		975	887,411
Time Warner Telecom Holdings, Inc. Term Loan B,
4.47%, 1/07/13		1,538	1,471,321
Wind Finance Term Loan, 0.10%, 12/17/14	EUR	1,000	1,466,717

			7,383,443

Electric Utilities — 0.4%
Astoria Generating Co. Acquisitions, LLC
Second Lien Term Loan C, 6.56%, 1/26/14	USD	500	472,083

Electronic Equipment & Instruments — 2.8%
Deutsch Connectors:
Term Loan B, 7.646%, 7/27/14		55	48,521
Term Loan B2, 7.396%, 7/27/14		854	748,599
Term Loan C2, 7.646%, 7/27/15		751	658,627
Flextronics International Ltd.
Delay Draw Term Loan A1, 5.041%, 10/01/14		445	403,471
A Closing Rate Loan, 5.038% – 5.041%, 10/01/14		1,550	1,405,737
L-1 Identity Solutions Operating Co. Term Loan,
7.50%, 8/05/13		375	374,063

			3,639,018

See Notes to Financial Statements.

10 ANNUAL REPORT AUGUST 31, 2008

Schedule of Investments (continued)

BlackRock Defined Opportunity Credit Trust

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Energy Equipment & Services — 1.7%
Compagnie Generale de Geophysique Term Loan,
4.702%, 1/12/14	USD	750	$ 729,375
Dresser, Inc. Term Loan B,
4.716% – 5.057%, 5/04/14		1,488	1,419,420

			2,148,795

Food & Staples Retailing — 1.3%
Alliance Boots Plc Acquisition Term Loan Facility B-2
UK Borrower, 8.097%, 7/09/15	GBP	1,000	1,616,644

Food Products — 1.7%
Dole Food Co., Inc.:
Letter of Credit, 4.788%, 4/12/13	USD	74	67,517
Term Loan B, 4.50% – 6%, 4/12/13		134	123,322
Term Loan C, 4.50% – 6%, 4/12/13		539	494,983
Wrigley Co. Term Loan B, 6.633%, 8/11/14		1,500	1,505,894

			2,191,716

Forms & Bulk Printing Services — 0.3%
Hanley-Wood LLC Term Loan,
4.71% – 4.72%, 3/08/14		500	388,125

Health Care Equipment & Supplies — 4.7%
Bausch & Lomb, Inc.:
Delay Draw Term Loan, 6.051%, 4/24/15		240	233,825
Parent Term Loan, 6.051%, 4/24/15		1,594	1,551,038
Biomet, Inc. Dollar Term Loan, 5.801%, 3/25/15		2,490	2,438,613
DJO Finance LLC Term Loan, 5.469% – 5.801%,
5/20/14		995	970,125
Hologic, Inc. Term Loan B, 5.75%, 3/31/13		334	331,710
Inverness Medical Innovations, Inc. First Lien Term Loan,
4.808%, 6/26/14		500	471,250

			5,996,561

Health Care Providers & Services — 6.7%
Community Health Systems, Inc. Funded Term Loan,
4.719% – 5.06%, 7/25/14		3,768	3,560,905
HCA, Inc. Term Loan B, 5.051%, 11/17/13		2,000	1,872,916
HealthSouth Corp. Term Loan, 5.29%, 3/10/13		1,905	1,802,367
Surgical Care Affiliates LLC Term Loan,
5.051%, 12/29/14		498	437,789
Symbion, Inc.:
Tranche A Term Loan,
5.719% – 6.049%, 8/23/13		479	421,769
Term Loan B, 5.719% – 6.049%, 8/01/14		479	421,769

			8,517,515

Health Care Technology — 0.4%
Sunquest Holdings, Inc. (Misys Hospital Systems)
Term Loan, 5.72% – 6.05%, 10/11/14		496	467,716

Hotels, Restaurants & Leisure — 4.6%
Harrah’s Operating Co. Term Loan B2,
5.80% – 5.81%, 1/28/15		3,242	2,839,477
Penn National Gaming, Inc. Term Loan B,
4.21% – 4.55%, 10/03/12		1,742	1,667,338
QCE LLC First Lien Term Loan, 4.813%, 5/05/13		998	841,187
VMLUS Finance LLC (Venetian Macau):
Delay Draw Term Loan B, 5.06%, 5/25/12		181	175,026
Term Loan B Funded Project, 5.06%, 5/25/13		319	309,140

			5,832,168

Floating Rate Loan Interests		(000)	Value

Household Durables — 2.4%
Jarden Corp. Term Loan B3, 5.301%, 1/24/12	USD	1,742	$ 1,602,487
The Yankee Candle Co., Inc. Term Loan,
4.48% – 4.81%, 2/06/14		1,606	1,401,076

			3,003,563

Household Products — 0.4%
VI/Jon Inc. (VJCS Acquisition) Term Loan B,
4.716% – 4.919%, 4/24/14		500	467,500

IT Services — 8.2%
Amadeus Global Travel Distribution SA:
Term Loan B3 Facillity, 6.481%, 7/15/13	EUR	307	379,178
Term Loan B-2, 7.57%, 5/04/15	USD	1,000	832,500
Term Loan B-4 Facility, 6.481%, 7/15/13	EUR	186	229,621
Term Loan C2, 7.82%, 6/30/13	USD	1,000	832,500
Term Loan C-3 Facility, 6.981%, 7/15/14	EUR	307	379,178
Term Loan C-4, 6.981%, 7/15/14		186	229,621
Ceridian Corp. U.S. Term Loan, 5.464%, 11/07/14	USD	2,000	1,880,000
First Data Corp.:
Term Loan B1, 5.222% – 5.552%, 9/24/14		748	777,716
Term Loan B2, 5.222% – 5.552%, 9/24/14		1,989	2,068,017
Term Loan B3, 5.551% – 5.552%, 9/24/14		997	1,036,608
SunGard Data Systems, (Solar Capital Corp.) Inc.
New U.S. Term Loan B, 4.553%, 2/28/14		1,992	1,869,884

			10,514,823

Independent Power Producers &
Energy Traders — 6.2%
Mirant North America, LLC, Term Loan
4.219%, 1/03/13		753	722,179
NRG Energy, Inc.:
Letter of Credit, 2.70%, 2/01/13		328	310,817
Term Loan, 4.301%, 2/01/13		2,084	1,974,288
Texas Competitive Electric Holdings Co. LLC (TXU):
Initial Term Loan B-1, 5.963% – 6.303%,
10/13/14		499	464,188
Initial Term Loan B-3, 5.963% – 6.303%,
10/13/14		4,726	4,395,357

			7,866,829

Industrial Conglomerates — 0.9%
Sequa Corp. Term Loan, 5.72% – 7.25%, 12/03/14		1,236	1,176,578

Insurance — 0.7%
Alliant Holdings I, Inc. Term Loan, 5.801%, 11/01/14		995	915,388

Internet & Catalog Retail — 0.2%
FTD Group, Inc. Term Loan B, 7.50%, 8/04/14		250	242,500

Machinery — 2.9%
Lincoln Industrials:
Delay Draw First Lien, 4.97%, 7/11/14		270	256,500
Initial U.S. First Lien Term Loan, 4.97%, 7/11/14		720	720,000
Navistar International Corp.:
Revolving Credit, 5.903% – 6.046%, 1/19/12		533	491,333
Term Advance, 6.046% – 6.292%, 1/19/12		1,467	1,351,167
OshKosh Truck Corp. Term Loan B,
4.22% – 4.43%, 12/06/13		944	858,923

			3,677,923

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

11

Schedule of Investments (continued)

BlackRock Defined Opportunity Credit Trust

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Media — 34.5%
Alix Partners, LLP Tranche C Term Loan, 4.79%,
10/12/13	USD	500	$ 481,250
Alpha Topco Ltd.:
Term Loan B1, 4.719%, 12/31/13		571	519,571
Term Loan B2, 4.719%, 12/31/13		392	357,205
Bresnan Communications, LLC:
First Lien Add on Term Loan B, 5.02%, 9/29/13		1,000	953,333
Initital Term Loan B, 4.80% – 5.05%, 9/29/13		500	476,667
Cablevision Systems Corp. Incremental Term Loan,
4.214%, 3/29/13		1,739	1,653,351
Casema NV (Essent Kablecom):
B1 Term Loan Facility, 6.985%, 11/14/14	EUR	329	461,113
B2 Term Loan Facility , 6.985%, 9/11/14		171	239,525
Term Loan C, 7.485%, 11/14/15		500	700,639
Catalina Marketing Corp. Initial Term Loan,
5.801%, 10/01/14	USD	2,490	2,337,458
Cengage Learning Acquistions, Inc. (Thomson
Learning) Incremental Term Loan 1,
7.50%, 7/05/14		2,500	2,475,000
Cequel Communications LLC (Cebridge)
Term Loan, 4.791% – 6%, 11/05/13		2,489	2,323,012
Charter Communications, Operating LLC
Replacement Term Loan, 4.67% – 4.80%, 3/06/14		1,250	1,091,840
Clarke American Corp. Term Loan B,
5.291% – 5.301%, 3/30/14		2,490	2,046,734
Dex Media West Term Loan, 7%, 10/24/14		750	685,781
DirecTV Holdings LLC Term Loan C,
5.25%, 4/13/13		675	672,469
Discovery Communications Holding LLC Term Loan B,
4.801%, 5/14/14		993	967,403
FoxCo Acquisition Sub Term Loan, 7.25%, 7/14/15		500	484,584
Getty Images, Inc. Initial Term Loan, 7.25%, 7/02/15		1,000	998,438
Gray Television, Inc. Delayed Draw Term
Loan B, 3.97% – 5.25%, 12/31/14		1,802	1,495,940
HMH Publishing Co. Ltd. Tranche A Term Loan,
6.464%, 6/12/14		2,000	1,795,000
Hargray Acquisition Co., First Lien Term Loan,
5.051%, 6/29/14		500	457,500
Idearc, Inc. (Verizon) Term Loan B, 4.47% – 4.80%,
11/17/14		370	259,191
Insight Midwest Holdings LLC, Term Loan B,
4.47%, 4/06/14		2,000	1,920,626
Intelsat Corp.:
Term Loan B2A, 5.288%, 1/03/14		333	317,087
Term Loan B2B, 5.288%, 1/03/12		333	316,992
Term Loan B2C, 5.288%, 1/03/12		333	316,992
Lavena Holding 3 (Prosiebensat. 1 Media AG):
Term Loan B1, 6.86% – 7.526%, 3/06/15	EUR	1,500	1,512,345
Term Loan C1, 7.11% – 7.776%, 6/30/16		1,500	1,512,345
Local TV Finance, LLC Term Loan, 4.80% –
4.87%, 5/07/13	USD	1,993	1,733,437
MCC Iowa LLC (Mediacom Broadband Group)
Term Loan D14.21% – 4.23%, 1/31/15		249	230,041
MCC Iowa (Mediacom Communications) Term Loan D2,
4.21% – 4.23%, 1/31/15		884	815,470
Mediacom Illinois LLC (Mediacom Communications,
LLC) Term Loan C, 4.22% – 4.23%, 1/31/15		1,492	1,377,881
NTL Cable Plc (Virgin):
Second Lien Term Loan B2, 8.147%, 7/17/12	GBP	281	465,194
Term Loan 1, 8.147%, 7/30/12		913	1,513,544
NV Broadcasting First Lien Term Loan 5.69%, 11/01/13		1,648	1,449,481

Floating Rate Loan Interests		(000)	Value

Media (concluded)
Newsday LLC:
Floating Rate Term Loan, 7.958%, 8/01/13	USD	500	$ 500,000
Fixed Rate Term Loan, 9.75%, 8/01/13		250	249,531
Nielsen Finance LLC Dollar Term Loan,
4.803%, 8/09/13		1,985	1,833,161
Parkin Broadcasting Term Loan B,
5.69%, 11/09/13		337	297,327
Sunshine Acquisition Ltd. Term Facilities,
4.80%, 3/20/12		1,750	1,496,922
UPC Financing Partnership (United Pan Europe
Communications), Inc.:
Term Loan M, 6.513%, 12/31/14	EUR	750	978,568
Term Loan N1, 4.214%, 12/31/14	USD	1,000	936,500
Weather Channel Term Loan B, 7.205%, 6/01/15		400	387,000

			44,093,448

Metals & Mining — 0.7%
Algoma Steel, Inc. Term Loan, 4.98%, 6/20/13		1,000	945,000

Multiline Retail — 1.5%
Neiman Marcus Group, Inc. Term Loan,
4.422%, 4/06/13		2,000	1,855,454

Oil, Gas & Consumable Fuels — 1.5%
Petroleum Geo-Services ASA/PGS Finance, Inc.
Term Loan, 4.55%, 6/29/15		1,458	1,412,558
Vulcan Energy Corp. Term Loan B3, 6.05%, 8/12/11		500	497,500

			1,910,058

Paper & Forest Products — 3.9%
Boise Paper LLC (Aldbra Sub LLC) Tranche B
Term Loan, 7.50%, 2/22/14		998	993,047
Georgia-Pacific LLC Term Loan B,
4.219% – 4.551%, 12/20/12		2,881	2,720,554
NewPage Corp. Term Loan, 6.563%, 12/21/14		1,239	1,206,849

			4,920,450

Personal Products — 0.9%
American Safety Razor Co. LLC Second Lien Term Loan,
8.72% – 8.89%, 1/30/14		1,250	1,125,000

Pharmaceuticals — 0.8%
Warner Chilcott:
Term Loan B, 4.469% – 4.801%, 1/18/12		719	696,228
Term Loan C, 4.801%, 1/18/12		358	346,482

			1,042,710

Professional Services — 0.8%
Booz Allen Hamilton, Inc. Term Loan B,
7.50%, 7/31/15		1,000	1,000,417

Real Estate Management & Development — 0.4%
Capital Automotive L Term Loan, 4.22%, 12/16/10		600	565,380

Road & Rail — 0.6%
Rail America, Inc.:
Canadian Term Loan, 6.79%, 8/14/09		65	64,904
U.S. Term Loan, 6.79%, 8/14/09		684	681,346

			746,250

See Notes to Financial Statements.

12 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued)

BlackRock Defined Opportunity Credit Trust

(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests	(000)	Value

Specialty Retail — 2.7%
Adesa, Inc. (KAR Holdings, Inc.) Initial Term Loan,
5.06%, 10/18/13	USD 1,977	$ 1,758,451
General Nutrition Centers, Inc. Term Loan,
5.04% – 5.06%, 9/16/13	995	896,295
Michaels Stores, Inc. Replacement Loan,
4.75%, 10/31/13	995	767,035

		3,421,781

Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands, Inc. Term Loan B,
4.545% – 4.551%, 9/05/13	500	484,861

Wireless Telecommunication Services — 4.7%
Centennial Cellular Operating Co. New Term Loan,
4.469% – 4.801%, 2/09/11	2,000	1,956,666
Cricket Communications, Inc. Term Loan B,
6.50%, 6/16/13	1,075	1,060,667
MetroPCS Wireless, Inc. New Tranche B Term Loan,
4.75% – 5.063%, 11/03/13	2,044	1,953,014
NTELOS Inc. Term Loan B-1 Facility, 4.72%, 8/24/11	997	975,298

		5,945,645

Total Floating Rate Loan Interests — 138.0%		176,198,685

Corporate Bonds

Diversified Telecommunication Services — 1.1%
Qwest Corp., 6.026%, 6/15/13 (b)	1,500	1,387,500

Total Corporate Bonds — 1.1%		1,387,500

Total Long-Term Investments
(Cost — $177,472,047) — 139.1%		177,586,185

Short-Term Securities

U.S. Government and Agency Obligations (c)
Federal Home Loan Bank, 2.36%, 9/16/08	700	699,390
U.S. Treasury Bills, 1.65%, 9/25/08 (e)	700	699,288

		1,398,678

	Beneficial
	Interest
	(000)

Money Market
BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.41% (a)(d)	USD 2,366	2,365,561

Total Short-Term Securities (Cost — $3,764,239) — 2.9%		3,764,239

Total Investments (Cost — $181,236,286*) — 142.0%		181,350,424
Liabilities in Excess of Other Assets — (42.0)%		(53,655,276)

Net Assets — 100.0%		$127,695,148

* The cost and unrealized appreciation (depreciation) of investments as of August
31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$181,034,697

Gross unrealized appreciation	$ 2,422,597
Gross unrealized depreciation	(2,106,870)

Net unrealized appreciation	$ 315,727

(a) Represents the current yield as of report date.
(b) Variable rate security. Rate shown is as of report date.
(c) Rate shown is the yield to maturity as of the date of purchase.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$2,366	$201,589

(e) All or a portion of security held as collateral in connection with swap contracts.
• For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
• Foreign currency exchange contracts as of August 31,2008 were as follows:

Currency	Currency	Settlement	Unrealized
Purchased	Sold	Date	Appreciation

USD 10,276,966	EUR 6,566,500	10/23/08	$ 672,136
USD 2,522,511	GBP 1,271,900	10/23/08	213,525

Total			$ 885,661

•Swaps outstanding as of August 31,2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
	(000)		(Depreciation)

Sold credit default protection LCDX
Index and receive 2.25%
Broker, Goldman Sachs & Co.
Expires December 2012	USD	5,000	$ 110,265
Sold credit default protection on LCDX
Index and receive 2.25%
Broker, Goldman Sachs & Co.
Expires December 2012	USD	5,000	185,265
Sold credit default protection LCDX
Index and receive 5.25%
Broker, UBS Securities
Expires June 2013	EUR	5,000	(200,702)
Bought credit default protection on LCDX
Index and pay 3.25%
Broker, UBS Securities
Expires June 2013	USD	5,750	95,968

Total			$ 190,796

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2008 13

Schedule of Investments (concluded) BlackRock Defined Opportunity Credit Trust

•Currency Abbreviations:
EUR Euro
GBP British Pound
USD U.S. Dollar
• Financial Accounting Standards Board Statement of Financial Accounting
Standards No. 157, "Fair Value Measurements" ("FAS 157"), clarifies the defini-
tion of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2008 in deter-
mining the fair valuation of the Fund’s investments:

Valuation	Investments in	Other Financial
Inputs	Securities	Instruments*

Level 1	—	—
Level 2	$176,509,069	$1,076,457
Level 3	4,841,355	—

Total	$181,350,424	$1,076,457

* Other financial instruments are swaps and foreign currency exchange contracts.

The following is a reconciliation of investments for unobservable inputs (Level 3)
were used in determining fair value:

Investments in
Securities

Balance, as of January 31, 2008	$ —
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(567,141)
Net purchases (sales)	5,408,496
Net transfers in/out of Level 3	—

Balance, as of August 31, 2008	$4,841,355

See Notes to Financial Statements.

14 ANNUAL REPORT AUGUST 31, 2008

Schedule of Investments August 31, 2008

BlackRock Diversified Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Auto Components — 0.4%
Allison Transmission, Inc. (a):
11%, 11/01/15	USD	50	$ 46,000
11.25%, 11/01/15 (b)		465	409,200
Lear Corp., 8.75%, 12/01/16		255	191,887

			647,087

Building Products — 1.9%
CPG International I, Inc., 9.904%, 7/01/12 (c)		2,500	1,900,000
Momentive Performance Materials, Inc. Series WI,
9.75%, 12/01/14		300	270,750
Ply Gem Industries, Inc., 11.75%, 6/15/13 (a)		1,215	1,105,650

			3,276,400

Capital Markets — 1.8%
E*Trade Financial Corp., 12.50%, 11/30/17 (a)		2,000	2,140,000
Marsico Parent Co., LLC, 10.625%, 1/15/16 (a)		724	608,160
Marsico Parent Holdco, LLC,
12.50%, 7/15/16 (a)(b)		266	221,190
Marsico Parent Superholdco, LLC,
14.50%, 1/15/18 (a)(b)		180	149,732

			3,119,082

Chemicals — 5.6%
American Pacific Corp., 9%, 2/01/15		440	426,800
Ames True Temper, Inc., 6.791%, 1/15/12 (c)		3,425	2,740,000
Hanna (M.A.) Co., 6.89%, 9/22/08		2,000	2,000,000
Hexion U.S. Finance Corp., 7.304%, 11/15/14 (c)		2,000	1,525,000
MacDermid, Inc., 9.50%, 4/15/17 (a)		420	384,300
NOVA Chemicals Corp., 5.953%, 11/15/13 (c)		2,745	2,360,700

			9,436,800

Commercial Services & Supplies — 1.0%
US Investigations Services, Inc.,
10.50%, 11/01/15 (a)		1,000	890,000
West Corp., 11%, 10/15/16		985	770,763

			1,660,763

Construction Materials — 1.1%
Nortek Holdings, Inc., 10%, 12/01/13 (a)		2,050	1,916,750

Containers & Packaging — 6.0%
Berry Plastics Holding Corp., 6.651%, 9/15/14 (c)(k)		2,235	1,676,250
Packaging Dynamics Finance Corp.,
10%, 5/01/16 (a)		1,570	1,059,750
Smurfit Kappa Funding Plc, 7.75%, 4/01/15		5,000	4,400,000
Smurfit-Stone Container Enterprises, Inc.,
8%, 3/15/17		780	624,000
Wise Metals Group LLC, 10.25%, 5/15/12		2,750	2,426,875

			10,186,875

Diversified Financial Services — 2.0%
FCE Bank Plc, 7.125%, 1/16/12	EUR	2,300	2,814,292
Ford Motor Credit Co. LLC, 5.538%, 1/13/12 (c)	USD	815	601,718

			3,416,010

Electric Utilities — 0.9%
NSG Holdings LLC, 7.75%, 12/15/25 (a)		1,570	1,507,200

Food & Staples Retailing — 0.2%
Rite Aid Corp., 9.375%, 12/15/15		580	374,100

Corporate Bonds		(000)	Value

Health Care Equipment & Supplies — 3.4%
Biomet, Inc.:
10%, 10/15/17	USD	350	$ 378,000
10.375%, 10/15/17 (b)		350	369,250
11.625%, 10/15/17		480	504,600
DJO Finance LLC, 10.875%, 11/15/14		4,500	4,511,250

			5,763,100

Health Care Providers & Services — 0.7%
Community Health Systems, Inc. Series WI,
8.875%, 7/15/15		760	767,600
Tenet Healthcare Corp.:
6.375%, 12/01/11		155	149,575
6.50%, 6/01/12		345	333,787

			1,250,962

Hotels, Restaurants & Leisure — 6.4%
Harrah’s Operating Co., Inc.:
10.75%, 2/01/16 (a)		4,159	2,796,927
10.75%, 2/01/18 (a)(b)		1,278	754,853
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)		800	666,000
Shingle Springs Tribal Gaming Authority,
9.375%, 6/15/15 (a)		410	333,125
Snoqualmie Entertainment Authority,
6.875%, 2/01/14 (a)(c)		305	223,412
Travelport LLC, 7.436%, 9/01/14 (a)		945	744,188
Tropicana Entertainment LLC Series WI,
9.625%, 12/15/14 (d)(e)		120	38,400
Tunica-Biloxi Gaming Authority, 9%, 11/15/15 (a)		1,000	947,500
Universal City Florida Holding Co. I,
7.551%, 5/01/10 (c)		4,525	4,377,938

			10,882,343

Household Durables — 0.7%
Jarden Corp., 7.50%, 5/01/17		525	467,250
Stanley-Martin Communities LLC, 9.75%, 8/15/15		1,250	475,000
The Yankee Candle Co., Inc., 9.75%, 2/15/17		285	180,975

			1,123,225

IT Services — 0.5%
First Data Corp., 9.875%, 9/24/15 (a)		1,000	862,500

Independent Power Producers
& Energy Traders — 1.0%
Energy Future Holding Corp.,
11.25%, 11/01/17 (a)(b)		1,000	985,000
Texas Competitive Electric Holdings Co. LLC,
10.50%, 11/01/16 (a)(b)		800	764,000

			1,749,000

Industrial Conglomerates — 1.7%
Sequa Corp. (a):
11.75%, 12/01/15		1,530	1,346,400
13.50%, 12/01/15 (b)		1,995	1,625,297

			2,971,697

Insurance — 2.0%
American International Group, Inc.,
8.25%, 8/15/18 (a)		3,000	2,957,463
USI Holdings Corp., 6.679%, 11/15/14 (a)(c)		490	390,775

			3,348,238

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

15

Schedule of Investments (continued)

		Par
Corporate Bonds		(000)	Value

Machinery — 1.1%
ESCO Corp., 6.651%, 12/15/13 (a)(c)	USD	920	$ 864,800
RBS Global, Inc., 8.875%, 9/01/16		505	470,912
Titan International, Inc., 8%, 1/15/12		460	455,400

			1,791,112

Marine — 0.1%
Navios Maritime Holdings, Inc., 9.50%, 12/15/14 (a)		141	134,655

Media — 5.4%
Affinion Group, Inc., 10.125%, 10/15/13		320	315,200
Canadian Satellite Radio Holdings, Inc.,
12.75%, 2/15/14 (a)		3,000	2,527,500
NTL Cable Plc, 9.125%, 8/15/16		3,725	3,548,062
Nielsen Finance LLC, 10%, 8/01/14		980	992,250
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)		1,570	1,342,350
Windstream Regatta Holdings, Inc.,
11%, 12/01/17 (a)		832	482,560

			9,207,922

Metals & Mining — 2.3%
Aleris International, Inc.:
9%, 12/15/14 (b)		370	288,600
10%, 12/15/16		500	348,750
RathGibson, Inc., 11.25%, 2/15/14		1,390	1,337,875
Ryerson, Inc., 10.176%, 11/01/14 (a)(c)		2,010	1,919,550

			3,894,775

Oil, Gas & Consumable Fuels — 0.6%
SandRidge Energy, Inc., 6.416%, 4/01/14 (a)(c)		1,000	937,821

Paper & Forest Products — 7.5%
Abitibi-Consolidated, Inc., 6.276%, 6/15/11 (c)		5,000	2,287,500
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (a)		2,570	2,062,079
Bowater, Inc., 9%, 8/01/09		190	176,700
NewPage Corp.:
9.051%, 5/01/12 (c)		3,000	2,812,500
10%, 5/01/12		1,820	1,765,400
Verso Paper Holdings LLC Series B,
6.551%, 8/01/14 (c)		4,000	3,560,000

			12,664,179

Pharmaceuticals — 1.9%
Angiotech Pharmaceuticals, Inc.,
6.56%, 12/01/13 (c)		1,500	1,327,500
Elan Finance Plc, 6.804%, 11/15/11 (c)		2,000	1,845,000

			3,172,500

Real Estate Management & Development — 1.4%
Realogy Corp.:
10.50%, 4/15/14		1,430	843,700
11%, 4/15/14 (b)		2,565	1,205,550
12.375%, 4/15/15		760	349,600

			2,398,850

Road & Rail — 0.1%
Swift Transportation Co., Inc.,
10.554%, 5/15/15 (a)(c)		400	140,000

Semiconductors & Semiconductor
Equipment — 0.9%
Avago Technologies Finance Ltd.,
8.311%, 6/01/13 (c)		400	400,000
Freescale Semiconductor, Inc., 8.875%, 12/15/14		160	129,600
Spansion, Inc., 5.935%, 6/01/13 (a)(c)		1,410	979,950

			1,509,550

See Notes to Financial Statements.

BlackRock Diversified Income Strategies Fund, Inc. (Percentages shown are based on Net Assets) Par

Corporate Bonds		(000)	Value

Software — 0.1%
BMS Holdings, Inc., 10.595%, 2/15/12 (a)(b)(c)	USD	423	$ 254,045

Specialty Retail — 3.1%
AutoNation, Inc., 4.791%, 4/15/13 (c)(k)		2,700	2,227,500
Buffets, Inc., 12.50%, 11/01/14 (d)(e)		360	3,600
General Nutrition Centers, Inc., 7.199%,
3/15/14 (b)(c)		1,670	1,397,033
Michaels Stores, Inc.:
10%, 11/01/14		715	536,250
11.375%, 11/01/16		1,135	726,400
United Auto Group, Inc., 7.75%, 12/15/16		355	287,994

			5,178,777

Wireless Telecommunication Services — 6.3%
BCM Ireland Preferred Equity Ltd.,
10.597%, 2/15/17 (a)	EUR	413	296,889
Centennial Communications Corp.,
8.541%, 1/01/13 (c)(k)	USD	3,000	2,985,000
Cricket Communications, Inc.:
9.375%, 11/01/14		825	817,781
10.875%, 11/01/14		280	277,550
Digicel Group Ltd. (a):
8.875%, 1/15/15		1,070	1,004,516
9.125%, 1/15/15 (b)		2,129	1,924,084
FiberTower Corp. (f):
9%, 11/15/12 (a)		650	429,000
9%, 11/15/12		350	231,000
iPCS, Inc., 4.926%, 5/01/13 (c)		380	337,250
Nordic Telephone Co. Holdings ApS (a):
8.875%, 5/01/16		800	770,000
10.357%, 5/01/16 (c)	EUR	500	711,519
Orascom Telecom Finance SCA,
7.875%, 2/08/14 (a)	USD	325	297,765
Sprint Capital Corp., 7.625%, 1/30/11		675	675,000

			10,757,354

Total Corporate Bonds — 68.1%			115,533,672

Floating Rate Loan Interests

Airlines — 0.4%
US Airways Group, Inc. Loan, 4.969%, 3/24/14		990	678,150

Auto Components — 2.3%
Allison Transmission, Inc. Term Loan,
5.22% – 5.56%, 8/07/14		1,959	1,756,858
Dana Holding Corp. Term Advance,
6.75%, 1/31/15		998	917,266
Intermet Corp.:
Term Loan B, 7.696%, 11/08/10 (d)(e)		357	304,046
Term Loan B, 7.696%, 11/08/10 (b)		37	31,997
Synthetic Line of Credit, 2.343%, 11/08/10 (d)(e)		519	440,741
Synthetic Line of Credit, 2.343%, 11/09/10 (b)		24	20,447
Metaldyne Co. LLC:
DF Loan, 2.336% – 6.563%, 1/11/12		87	48,407
Initial Tranche B Term Loan, 6.50%, 1/13/14		588	329,171

			3,848,933

16 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued) BlackRock Diversified Income Strategies Fund, Inc. (Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Automobiles — 0.3%
Ford Motor Co. Term Loan, 5.47%, 12/16/13	USD	324	$ 251,367
General Motors Corp. Secured Term Loan,
5.163%, 11/29/13		249	184,103

			435,470

Beverages — 0.2%
Culligan International Co. Loan (Second Lien),
9.229% – 9.615%, 5/24/13	EUR	500	366,763

Biotechnology — 0.3%
Talecris Biotherapeutics, Inc. First Lien Term Loan,
5.97% – 6.31%, 12/06/13	USD	496	480,094

Building Products — 0.7%
Stile Acquisition Corp. (Aka Masonite International):
Canadian Term Loan, 4.63% – 5.046%, 4/05/13		692	589,417
U.S. Term Loan, 4.63% – 5.046%, 4/05/13		698	595,136

			1,184,553

Chemicals — 4.8%
Edwards (Cayman Islands II) Ltd. First Lien
Term Loan, 4.81%, 5/30/14		495	429,413
ElectricInvest Holding Co. Ltd. (Viridian Group PLC),
Junior Term Facility, 8.735% – 9.625%, 12/21/12	GBP	1,000	1,613,227
Huish Detergents, Inc. Tranche B Term Loan,
4.81%, 4/28/14	USD	495	448,387
ISP Chemco LLC Term Loan, 4% – 4.313%, 6/04/14		495	456,638
Ineos US Finance LLC:
Term B2 Facility, 4.885%, 12/16/13		248	209,662
Term C2 Facility, 5.385%, 12/15/14		248	209,662
PQ Corp.:
First Lien Term Loan, 5.92% – 6.05%, 7/30/14		500	467,813
Second Lien Loan, 9.30%, 7/30/15		3,250	2,811,250
Solutia, Inc. Loan, 8.50%, 2/28/14		1,000	963,438
Wellman, Inc. Second Lien Term Loan,
11.989%, 2/10/10 (d)(e)		3,000	600,000

			8,209,490

Commercial Services & Supplies — 3.1%
ARAMARK Corp.:
Facility Letter of Credit, 2.44%, 1/27/14		158	149,664
U.S. Term Loan, 4.676%, 1/26/14		2,487	2,355,814
Brickman Group Holdings, Inc. Tranche B Term Loan,
4.801%, 1/23/14		741	662,859
NES Rentals Holdings, Inc. Permanent Second Lien
Term Loan, 9.50%, 7/20/13		1,726	1,311,541
West Corp. Term B-2 Loan,
4.844% – 5.171%, 10/24/13 (b)		985	864,211

			5,344,089

Computers & Peripherals — 0.9%
Dealer Computer Services, Inc. (Reynolds & Reynolds)
First Lien Term Loan, 4.801%, 10/26/12		1,167	1,079,720
Intergraph Corp. Second Lien Term Loan,
8.809%, 11/28/14		500	480,000

			1,559,720

Floating Rate Loan Interests		(000)	Value

Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc.
(FR Brand Acquisition Corp.) First Lien Term Loan B,
5.063%, 2/07/14	USD	494	$ 453,386

Containers & Packaging — 1.8%
Berry Plastics Group Inc. Loan, 9.791%, 6/05/14 (b)		2,926	1,609,315
Graham Packaging Co., LP New Term Loan,
4.938% – 5.063%, 10/07/11		1,478	1,403,891

			3,013,206

Diversified Consumer Services — 0.9%
Coinmach Corp., Term Loan,
5.48% – 5.81%, 11/14/14		1,746	1,603,783

Diversified Financial Services — 0.9%
J.G. Wentworth LLC Term First Lien Loan, 5.051%,
4/04/14		2,000	1,540,000

Diversified Telecommunication Services — 1.8%
Hawaiian Telcom Communications, Inc. Tranche C
Term Loan, 5.301%, 5/30/14		1,500	1,190,000
Wind Acquisition Holdings Finance S.A., Dollar Loan
10.035%, 12/21/11 (b)		2,061	1,932,324

			3,122,324

Electrical Equipment — 1.1%
Generac Acquisition Corp. First Lien Term Loan,
5.288%, 11/11/13		2,499	1,930,507

Energy Equipment & Services — 1.1%
Dresser, Inc. Term B Loan, 4.716% – 5.057%, 5/04/14		971	925,688
MEG Energy Corp.:
Delayed Draw Term Loan, 4.80%, 4/03/13		499	475,502
Initial Term Loan, 4.80%, 4/03/13		489	466,604

			1,867,794

Food & Staples Retailing — 0.7%
McJunkin Corp. Term Loan, 6.051%, 1/31/14		739	726,437
Wm. Bolthouse Farms, Inc. Second Lien Term Loan,
8.301%, 12/16/13		500	465,000

			1,191,437

Food Products — 2.3%
Dole Food Co., Inc.:
Credit-Linked Deposit, 2.658%, 4/12/13		140	128,162
Tranche B Term Loan, 4.50% – 6%, 4/12/13		255	234,092
JRD Holdings, Inc. (Jetro Holdings) Term Loan,
5.05%, 7/02/14		484	457,734
Solvest, Ltd. (Dole) Tranche C Term Loan,
4.50% – 6%, 4/12/13		1,024	939,589
Sturm Foods, Inc.:
Initial Term Loan First Loan,
5.25% – 5.375%, 1/31/14 (b)		493	402,406
Second Lien Term Loan Initial Term, 8.875%,
7/31/14		500	305,000
Wrigley Co. Term Loan B, 0%, 8/11/14		1,500	1,505,894

			3,972,877

Health Care Equipment & Supplies — 0.9%
Biomet, Inc. Dollar Term Loan, 5.801%, 3/25/15		497	487,233
Hologic, Inc. Tranche B Term Loan, 5.75%, 3/31/13		334	331,710
DJO Finance LLC Term Loan, 5.468% – 5.801%, 5/20/14		746	727,594

			1,546,537

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

17

Schedule of Investments (continued)

BlackRock Diversified Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Health Care Providers & Services — 1.8%
CCS Medical, Inc., Term Loan (First Lien),
6.06%, 9/30/12	USD	486	$ 390,169
Community Health Systems, Inc. Funded Term Loan,
4.718% – 5.06%, 7/25/14		936	884,607
Health Management Associates, Inc. Term B Loan,
4.551%, 2/28/14		1,886	1,726,988

			3,001,764

Hotels, Restaurants & Leisure — 2.9%
Golden Nugget, Inc. Second Lien Term Loan,
5.73%, 12/31/14		500	305,000
Green Valley Ranch Gaming LLC Second Lien Term
Loan, 5.719%, 8/16/14		500	251,250
Harrah’s Operating Co., Inc., Term B-2 Loan,
5.80% – 5.801%, 1/28/15		498	436,843
Lake at Las Vegas Joint Venture/LLV-1, LLC (d)(e):
Revolving Loan Credit-Linked Deposit Account,
16.1%, 12/22/12		120	18,056
Term Loan, 16.1%, 6/20/12		910	136,452
Las Vegas Sands LLC:
Delay Draw Term Loan, 4.56%, 5/23/14		200	170,182
Tranche B Term Loan, 4.56%, 5/23/14		792	673,920
QCE, LLC (Quiznos) Second Lien Term Loan,
8.551%, 11/05/13		1,000	807,500
VML US Finance LLC (Venetian Macau):
Term B Delayed Draw Project Loan,
5.06%, 5/25/12		625	605,773
Term B Funded Project Loan, 5.06%, 5/27/13		1,500	1,452,500

			4,857,476

Household Durables — 0.6%
American Residential Services LLC Second Lien
Term Loan, 12%, 4/17/15 (g)		1,000	986,173

Household Products — 0.6%
Spectrum Brands, Inc.:
Letter of Credit, 2.336%, 3/30/13		80	69,204
Dollar Term B Loan, 6.669% – 6.804%, 3/30/13		1,106	949,953

			1,019,157

IT Services — 3.3%
Activant Solutions Inc. Term Loan,
4.688% – 4.813%, 5/02/13		1,638	1,417,198
Audio Visual Services Group Inc.:
Loan Second Lien, 8.31%, 2/28/14		500	440,000
Tranche B Term Loan (First Lien), 5.06%, 2/28/14		993	843,625
Ceridian Corp. U.S. Term Loan, 5.464%, 11/09/14		1,000	940,000
First Data Corp.:
Initial Tranche B-2 Term Loan,
5.222% – 5.552%, 9/24/14		1,645	1,507,986
Initial Tranche B-3 Term Loan,
5.551% – 5.552%, 9/24/14		497	455,898

			5,604,707

Independent Power Producers
& Energy Traders — 1.1%
Texas Competitive Electric Holdings
Co., LLC (TXU).:
Initial Tranche B-2 Term Loan,
5.963% – 6.303%, 10/10/14		993	924,954
Initial Tranche B-3 Term Loan,
5.963% – 6.303%, 10/10/14		993	923,025

			1,847,979

		Par
Floating Rate Loan Interests		(000)	Value

Industrial Conglomerates — 0.3%
Sequa Corp. Term Loan,
5.72% – 7.25%, 12/03/14	USD	496	$ 472,582

Insurance — 0.3%
Alliant Holdings I, Inc. Term Loan, 5.801%, 8/21/14		496	456,550

Internet & Catalog Retail — 0.3%
FTD Group, Inc. Tranche B Term Loan, 7.50%, 8/04/14		500	485,000

Machinery — 1.8%
Navistar International Corp.:
Revolving Credit Linked Deposit, 5.686% – 6.047%,
1/19/12		800	737,000
Term Advance, 6.046% – 6.292%, 1/19/12		2,200	2,026,750
Rexnord Holdings, Inc. Loan, 9.81%, 3/02/13 (b)		372	297,346

			3,061,096

Media — 17.0%
Affinion Group Holdings, Inc. Loan,
9.368%, 3/01/12		1,150	964,563
Alix Partners, LLP Tranche C Term Loan,
4.79%, 10/12/13		506	487,134
Cengage Learning Acquistions, Inc. (Thomson
Learning), 7.50%, 7/05/14		3,250	3,217,500
Cequel Communications, LLC (Cebridge):
Second Lien Tranche A Term Loan (Cash Pay),
7.301% – 8.804%, 5/05/14		2,000	1,752,000
Term Loan, 4.791% – 6%, 11/05/13		797	744,068
Charter Communications Operating, LLC,
Replacement Term Loan, 4.67% – 4.80%, 3/06/14		995	869,105
EB Sports Corp. Loan, 8.98% – 8.99%, 5/01/12		1,268	976,461
Ellis Communications KDOC, LLC Loan,
10%, 12/30/11		1,948	1,558,148
Getty Images, Inc. Initial Term Loan, 7.25%, 7/02/15		500	499,219
HMH Publishing Co. Ltd.:
Tranche A Term Loan, 6.464%, 6/12/14		1,538	1,380,246
Mezzanine, 6.464%, 11/14/14		5,690	4,551,768
Insight Midwest Holdings LLC B Term Loan,
4.47%, 4/07/14		2,025	1,944,634
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG)
Facility B1, 6.86% – 7.526%, 3/06/15	EUR	500	504,115
NEP II Inc., Term B Loan, 5.051%, 2/16/14	USD	988	888,743
National Cinemedia LLC Term Loan, 4.54%, 2/13/15		1,500	1,349,196
Newsday LLC Fixed Rate Term Loan, 9.75%, 8/01/13		2,750	2,744,844
Nielsen Finance LLC Dollar Term Loan,
4.803%, 8/09/13		1,965	1,814,873
Penton Media, Inc.:
Loan (Second Lien), 7.799%, 2/01/14		1,000	757,500
Term Loan (First Lien),
4.719% – 5.049%, 2/01/13		987	681,375
Sitel, LLC (ClientLogic) U.S. Term Loan,
4.962% – 5.359%, 1/30/14		968	751,762
Weather Channel Term Loan B, 7.25%, 6/01/15		500	483,750

			28,921,004

Metals & Mining — 0.8%
Euramax International, Inc.
Domestic Term Loan, 8%, 6/29/12		1,218	982,441
Domestic Second Lien Domestic Loan,
10.791%, 6/29/13		334	222,110
Euramax International Holdings B.V. European
Second Lien Loan, 10.7891%, 6/29/13		166	110,390

			1,314,941

See Notes to Financial Statements.

18 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued)

BlackRock Diversified Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Multiline Retail — 0.7%
Neiman Marcus Group, Inc. Term Loan,
4.422%, 4/06/13	USD	1,250	$ 1,159,659

Oil, Gas & Consumable Fuels — 2.9%
Turbo Beta Limited Dollar Facility Assignment
(Abbot Group), 14.50%, 3/15/18 (g)		1,706	1,671,674
Petroleum GEO-Services ASA/PGS Finance, Inc.
Term Loan, 4.55%, 6/28/15		477	461,771
Scorpion Drilling Ltd. Second Lien, 9.969%, 5/05/15		2,000	2,020,000
Vulcan Energy Corp. (Plains Resources Inc.)
Term Loan B3, 6.25%, 8/12/11		750	746,250

			4,899,695

Paper & Forest Products — 0.3%
Boise Paper Holdings, LLC (Aldabra Sub LLC),
Tranche B First Lien Term Loan, 7.50%, 2/24/14		499	496,524

Pharmaceuticals — 0.8%
Cardinal Health 409, Inc. Dollar Term Loan,
5.051%, 4/15/14		1,485	1,295,663

Professional Services — 0.1%
Booz Allen Hamilton, Inc. Tranche B Term Loan,
7.50%, 7/31/15		250	250,104

Real Estate Management & Development — 1.2%
LNR Property Corp. Initial Tranche B Term Loan,
6.04%, 7/12/11		2,640	2,037,201

Road & Rail — 0.6%
Rail America, Inc.:
Canadian Term Loan, 6.79%, 8/04/09		100	99,561
U.S. Term Loan, 6.79%, 8/14/09		900	895,439

			995,000

Software — 1.3%
Aspect Software, Inc. Loan (Second Lien),
9.875%, 7/11/12		2,500	2,250,000

Specialty Retail — 0.2%
Claire’s Stores Inc. Term B Loan, 5.551%, 5/29/14		494	329,937

Wireless Telecommunication Services — 0.5%
IPC Systems, Inc. Tranche B-1 Term Loan,
5.051%, 6/02/14		495	371,250
LT LLC (NG Wireless Corp.):
Delay Draw Term Loan, 5.219%, 8/15/14		94	88,904
Term Loan (First Lien),
5.219% – 5.551%, 8/15/14		406	386,096

			846,250

Total Floating Rate Loan Interests — 64.2%			108,937,575

Asset-Backed Securities

North Street Referenced Linked Notes 2000-1
Ltd. Series 2005-8A Class D,
17.276%, 6/15/41 (a)(c)		1,350	64,935

Total Asset-Backed Securities — 0.0%			64,935

	Par
Capital Trusts	(000)	Value

Diversified Financial Services — 0.7%
Citigroup, Inc., 8.40% (b)(h)	USD 1,300	$ 1,103,726

Total Capital Trusts — 0.7%		1,103,726

Common Stocks	Shares

Capital Markets — 0.2%
E*Trade Financial Corp. (e)	96,809	309,789

Electrical Equipment — 0.3%
Medis Technologies Ltd. (e)	176,126	551,274

Oil, Gas & Consumable Fuels — 1.9%
EXCO Resources, Inc. (e)	119,473	3,163,645

Paper & Forest Products — 1.1%
Ainsworth Lumber Co. Ltd. (a)	349,782	1,006,591
Ainsworth Lumber Co. Ltd.	311,679	895,291

		1,901,882

Total Common Stocks — 3.5%		5,926,590

Preferred Stocks

Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (a)	48	41,040

Total Preferred Stocks — 0.0%		41,040

Total Long-Term Investments
(Cost — $273,636,312) — 136.5%		231,607,538

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.45% (i)(j)	USD 5,592	5,592,405

Total Short-Term Securities
(Cost — $5,592,405) — 3.3%		5,592,405

Options Purchased	Contracts

Call Options
Marsico Parent Superholdco LLC,
expiring December 2019 at $942.86	13	21,970

Total Options Purchased
(Cost — $12,711) — 0.0%		21,970

Total Investments (Cost — $279,241,428*) — 139.8%		237,221,913
Liabilities in Excess of Other Assets — (39.8)%		(67,514,834)

Net Assets — 100.0%		$169,707,079

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

19

Schedule of Investments (concluded)

BlackRock Diversified Income Strategies Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of August
31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 279,240,217

Gross unrealized appreciation	$ 2,464,335
Gross unrealized depreciation	(44,482,639)

Net unrealized depreciation	$ (42,018,304)

(a) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(c) Variable rate security. Rate shown is as of report date.
(d) The issuer filed for bankruptcy or is in default of interest payments.
(e) Non-income producing security.
(f) Convertible security.
(g) Security is fair valued.
(h) Security is perpetual in nature and has no stated maturity date.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
Affiliate	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$3,064	$ 96,853

(j) Represents the current yield as of report date.
(k) All or a portion of security held as collateral in connection with swap contracts.
• For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
• Foreign currency exchange contracts as of August 31,2008 were as follows:

				Unrealized
Currency		Currency	Settlement	Appreciation
Purchased		Sold	Date	(Depreciation)

EUR	380,000	USD 564,149	10/23/08	$ (8,322)
USD	844,985	CAD 900,000	10/23/08	(2,044)
USD	2,839,801	EUR 1,814,500	10/23/08	185,729
USD	2,797,248	EUR 1,910,000	10/23/08	3,488
USD	819,881	GBP 413,400	10/23/08	69,401

Total				$ 248,252

Currency Abbreviations

CAD Canadian Dollar

EUR Euro

GBP British Pound

USD U.S. Dollar

• Swaps outstanding as of August 31,2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
	(000)		(Depreciation)

Sold credit default protection on Ford
Motor Co. and receive 4.2%
Broker, Deutsche Bank AG London
Expires March 2010	USD	4,000	$ (801,228)
Sold credit default protection on ACES
High Yield Index (10 – 13% Tranche) and
receive 5.0%
Broker, Morgan Stanley Capital Services, Inc.
Expires March 2010	USD	7,000	(339,855)
Sold credit default protection on
Pagesjaunes SA and receive 2.10%
Broker, Lehman Brothers Special Finance
Expires March 2012	EUR	2,000	(279,893)
Sold credit default protection on BAA
Ferovial Junior Term Loan and receive 2.0%
Broker, Deutsche Bank AG London
Expires June 2012	GBP	300	(67,473)
Pay a fixed rate of 4.823% and receive
a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase
Expires January 2013	USD20,000		(704,507)
Pay a fixed rate of 4.853% and receive
a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires March 2013	USD31,000		(1,139,497)
Bought credit default protection on
LCDX North America High Yield
Index 10.V1 and pay 5%
Broker, Credit Suisse First Boston
International
Expires June 2013	USD	2,000	5,728
Bought credit default protection on
LCDX North America High Yield Series
10.V1 Index and pay 5%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2013	USD	700	28,692
Bought credit default protection on
LCDX North America High Yield Index
Series 10.V1 and receive 5.00%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2013	USD	2,100	53,264

Total			$(3,244,769)

See Notes to Financial Statements.

20 ANNUAL REPORT AUGUST 31, 2008

Schedule of Investments August 31, 2008

BlackRock Floating Rate Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Aerospace & Defense — 4.7%
Avio Holding SpA:
Dollar Mezzanine Term Loan 6.469%, 12/31/16	USD	2,035	$ 1,844,618
Facility B-2, 4.594%, 12/15/14		1,669	1,505,624
Facility C-2, 5.219%, 12/15/14		1,771	1,597,729
Hawker Beechcraft Acquisition Co. LLC:
Facility Deposit, 2.701%, 3/26/14		240	223,556
Term Loan, 4.801%, 3/26/14		4,110	3,826,540
IAP Worldwide Services, Inc. Term Loan First Lien,
8.25%, 12/30/12		2,030	1,580,330
Vought Aircraft Industries, Inc.:
Term Loan, 4.97%, 12/22/11		2,843	2,644,132
Tranche B Line of Credit Deposit, 2.486%,
12/22/10		560	529,200

			13,751,729

Airlines — 0.8%
Delta Air Lines, Inc. Credit-Linked Deposit Loan,
2.336% – 4.469%, 4/30/12		1,237	1,033,313
US Airways Group, Inc. Loan, 4.969%, 3/24/14		1,980	1,356,300

			2,389,613

Auto Components — 3.1%
Affinia Group, Inc. Tranche B Term Loan,
5.799%, 11/30/11		2,544	2,359,162
Allison Transmission, Inc. Term Loan,
5.22% – 5.56%, 8/27/14		4,897	4,392,144
Dana Holding Corp. Term Advance,
6.75%, 1/31/15		1,771	1,627,893
GPX International Tire Corp. Tranche B
Term Loan, 9.67% – 9.81%, 3/30/12		902	667,318

			9,046,517

Automobiles — 0.2%
Ford Motor Co. Term Loan, 5.47%, 12/16/13		524	406,050
General Motors Corp. Secured Term Loan,
5.163%, 11/29/13		424	312,975

			719,025

Beverages — 0.1%
Culligan International Co. Loan (Second Lien),
9.229% – 9.615%, 5/24/13	EUR	500	366,763

Biotechnology — 0.5%
Talecris Biotherapeutics, Holdings Corp. First Lien
Term Loan, 5.97% – 6.31%, 12/06/13	USD	1,489	1,440,283

Building Products — 2.0%
Building Materials Corp. of America
Term Loan Advance, 5.438% – 5.563%, 2/24/14		2,743	2,353,374
PGT Industries, Inc. Tranche A-2 Term Loan,
7.75%, 2/14/12		2,137	1,837,653
Stile Acquisition Corp. (Aka Masonite International):
Canadian Term Loan 4.63% – 5.046%, 4/05/13		915	779,470
U.S. Term Loan, 4.630% – 5.046%, 4/05/13		924	787,034

			5,757,531

Capital Markets — 0.5%
RiskMetrics Group Holdings LLC Term B Loan
(First Lien), 4.801%, 1/10/14		1,453	1,398,605

		Par
Floating Rate Loan Interests		(000)	Value

Chemicals — 8.4%
Edwards (Cayman Islands II) Limited Term Loan
(First Lien), 4.81%, 5/30/14	USD	495	$ 429,413
ElectricInvest Holding Co. Ltd. (Viridian
Group PLC) Junior Term Facility,
8.735% – 9.625%, 12/21/12	GBP	3,000	4,839,680
Hercules, Inc. Term B Loan,
3.969%, 10/08/10	USD	1,295	1,243,200
Huish Detergents, Inc. Tranche B Term Loan,
4.81%, 4/28/14		1,485	1,345,162
ISP Chemco LLC Term Loan,
4% – 4.313%, 6/04/14		990	913,275
Ineos US Finance LLC:
Term B-2 Facility, 4.885%, 12/16/13		434	366,819
Term C-2 Facility, 5.385%, 12/15/14		434	366,819
Invista Canada Co.,
Tranche B-2 Term Loan 4.301%, 4/29/11		951	905,378
Invista S.A.R.L,
Tranche B-1 Term Loan, 4.301%, 4/29/11		2,072	1,973,276
Nalco Co. Tranche B Term Loan,
4.433% – 4.92%, 11/04/10		4,490	4,414,746
PQ Corp. (Niagara Acquisition, Inc.) First Lien
Term Loan, 5.92% – 6.05%, 7/30/14		4,000	3,742,500
Rockwood Specialties Group, Inc. Tranche E
Term Loan, 4.299%, 7/30/12		1,930	1,849,353
Solutia, Inc. Loan, 8.50%, 2/28/14		1,500	1,445,157
Wellman, Inc. Second Lien Term Loan,
9.989%, 2/10/10 (b)(c)		4,750	950,000

			24,784,778

Commercial Services & Supplies — 2.4%
ARAMARK Corp.:
Line of Credit Facility Letter of Credit,
2.44%, 1/27/14		211	199,552
U.S. Term Loan, 4.676%, 1/26/14		3,316	3,141,085
Brickman Group Holdings, Inc. Tranche B Term Loan,
4.801%, 1/23/14		741	662,859
Camelbak Products LLC Term Loan (First Lien),
8%, 8/04/11		615	427,274
John Maneely Co. Term Loan,
6.042% – 6.048%, 12/09/13		894	877,476
West Corp. Term B-2 Loan,
4.844% – 5.171%, 10/24/13		1,970	1,728,423

			7,036,669

Computers & Peripherals — 0.9%
Dealer Computer Services, Inc. (Reynolds & Reynolds)
Term Loan (First Lien), 4.801%, 10/26/12		1,866	1,726,475
Intergraph Corp.:
Initial Term Loan (First Lien) 4.809%, 5/29/14		419	397,756
Second Lien Term Loan 8.809%, 11/28/14		500	480,000

			2,604,231

Construction Materials — 0.3%
Headwaters Inc. Term Loan B-1 (First Lien),
6.97%, 4/30/11		1,077	1,028,117

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

21

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Containers & Packaging — 1.6%
Berry Plastics Group, Inc. Loan, 9.791%, 6/05/14	USD	1,155	$ 635,252
Consolidated Container Co. LLC Loan
(Second Lien), 7.969% – 8.31%, 9/28/14		550	269,500
Graham Packaging Co., L New Term Loan,
4.938% – 5.063%, 10/07/11		1,975	1,876,558
Graphic Packaging International, Inc. Incremental
Term Loan, 5.535% – 5.884%, 5/16/14		1,990	1,919,106

			4,700,416

Distributors — 0.3%
Keystone Automotive Operations, Inc. Loan,
5.963% – 5.972%, 1/12/12		1,434	1,003,542

Diversified Consumer Services — 0.9%
Coinmach Corp. Term Loan,
5.48% – 5.81%, 11/14/14		2,743	2,520,230

Diversified Financial Services — 1.7%
DaimlerChrysler Financial Services Americas LLC
Term Loan (First Lien), 6.78%, 8/03/12		3,980	3,153,282
J.G. Wentworth, LLC Loan (First Lien),
5.051%, 4/04/14		2,300	1,771,000

			4,924,282

Electrical Equipment — 1.9%
Generac Acquisition Corp. First Lien Term Loan,
5.288%, 11/11/13		1,304	1,007,384
Sensus Metering Systems:
New Term B-1, 4.47% – 4.81%, 12/17/10		4,578	4,440,913
Term Loan B-2, 4.47%, 12/17/10		118	114,449

			5,562,746

Energy Equipment & Services — 0.6%
MEG Energy Corp.:
Delayed Draw Term Loan, 4.80%, 4/03/13		996	951,003
Initial Term Loan, 4.80%, 4/03/13		977	933,208

			1,884,211

Food & Staples Retailing — 3.4%
AB Acquisitions UK Topco 2 Ltd. Facility B-2
UK Borrower, 7.405%, 7/05/15	GBP	3,000	4,849,933
Advantage Sales & Marketing, Inc. (ASM Merger
Sub, Inc.) Term Loan, 4.47% – 4.81%, 3/29/13	USD	1,466	1,354,785
DS Waters of America Term Loan, 4.719%, 10/29/12		929	859,736
Liberator Midco Ltd.:
Faciilty B-1, 6.735%, 10/27/14	EUR	500	699,090
Facility C-1, 7.11%, 10/27/15		489	683,310
McJunkin Corp. Term Loan, 6.051%, 1/31/14	USD	729	716,703
Wm. Bolthouse Farms, Inc. Second Lien Term Loan,
8.301%, 12/16/13		1,000	930,000

			10,093,557

Food Products — 2.3%
Dole Food Co., Inc.:
Credit Linked Deposit, 2.658%, 4/12/13		256	235,228
Tranche B Term Loan, 4.5% – 6%, 4/12/13		468	429,652
Eight O’Clock Coffee Co. Term Loan,
5.25%, 7/31/12		453	435,174
Solvest, Ltd. (Dole), Tranche C Term Loan,
4.50% – 6%, 4/12/13		1,879	1,724,515

		Par
Floating Rate Loan Interests		(000)	Value

Food Products (concluded)
Sturm Foods, Inc.:
Initial Term Loan First Lien,
5.25% – 5.375%, 1/31/14 (d)	USD	980	$ 798,731
Initial Term Loan Second Lien, 8.875%, 7/31/14		1,000	610,000
Wrigley Co. Term Loan B, 7.25%, 8/11/14		2,500	2,509,823

			6,743,123

Health Care Equipment & Supplies — 1.5%
Biomet, Inc. Dollar Term Loan, 5.801%, 3/25/15		2,981	2,919,743
DJO Finance LLC Term Loan,
5.469% — 5.801%, 5/20/14		995	970,125
Hologic, Inc. Tranche B Term Loan, 5.75%, 3/31/13		501	497,565

			4,387,433

Health Care Providers & Services — 2.6%
CCS Medical, Inc. Term Loan (First Lien),
6.06%, 9/30/12		476	381,781
Community Health Systems, Inc. Funded
Term Loan, 4.719% – 5.06%, 7/25/14		3,276	3,096,420
DaVita, Inc. Tranche B-1 Term Loan,
3.97% – 4.32%, 10/05/12		2,000	1,923,126
Health Management Associates, Inc. Term B Loan,
4.551%, 2/28/14		1,886	1,726,988
Sterigenics International, Inc. Tranche B Loan,
5.03% – 5.39%, 11/21/13		729	667,141

			7,795,456

Hotels, Restaurants & Leisure — 3.7%
Golden Nugget, Inc.:
Additional Term Advance (First Lien),
4.47%, 6/30/14		30	25,455
Second Lien Term Loan, 5.73%, 12/31/14		500	305,000
Term Advance (First Lien), 4.48%, 6/30/14		318	267,273
Green Valley Ranch Gaming LLC Second Lien
Term Loan, 5.719%, 8/16/14		500	251,250
Greenwood Racing, Inc. Term Loan, 4.72%, 11/28/11		493	462,950
Harrah’s Operating Co., Inc. Term Loan:
B-1, 5.80% — 5.801%, 1/28/15		237	208,380
B-2, 5.80% — 5.801%, 1/28/15		2,793	2,446,319
B-3, 5.80% — 5.801%, 1/28/15		211	185,051
Las Vegas Sands LLC:
Delayed Draw Term Loan, 4.56%, 5/23/14		400	340,364
Tranche B Term Loan, 4.56%, 5/23/14		1,584	1,347,840
Penn National Gaming, Inc. Term Loan B,
4.21% – 4.55%, 10/03/12		1,201	1,149,244
QCE LLC Term Loan (First Lien), 4.813%, 5/05/13		989	833,827
Travelport LLC (Travelport Inc.):
Original Post-First Amendment and Restatement
Synthetic Line of Credit Loan, 5.051%, 8/23/13		178	149,075
Tranche B Dollar Term Loan, 4.719%, 8/23/13		889	742,959
VML US Finance LLC (Venetian Macau) Term B:
Delayed Draw Project Loan,
5.06%, 5/25/12		750	726,250
Funded Project Loan, 5.06%, 5/27/13		1,500	1,452,500

			10,893,737

See Notes to Financial Statements.

22 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Household Durables — 2.0%
American Residential Services LLC Term Loan
(Second Lien), 12%, 4/17/15 (a)	USD	2,000	$ 1,972,347
Simmons Bedding Co. Tranche D Term Loan,
4.50% – 7.125%, 12/19/11		3,166	2,940,389
The Yankee Candle Co., Inc. Term Loan,
4.48% – 4.81%, 2/06/14		1,250	1,090,625

			6,003,361

Household Products — 0.5%
Spectrum Brands, Inc.:
Letter of Credit, 2.314%, 3/30/13		81	69,204
Dollar Term B Loan, 6.669% – 6.804%, 3/30/13		1,595	1,370,480

			1,439,684

IT Services — 5.2%
Activant Solutions Inc. Term Loan,
4.688% – 4.813%, 5/02/13		2,048	1,771,498
Audio Visual Services Group, Inc.:
Loan (Second Lien), 8.31%, 8/28/14		1,000	880,000
Tranche B Term Loan (First Lien),
5.06%, 2/28/14		1,489	1,265,438
Ceridian Corp. U.S. Term Loan, 5.464%, 11/09/14		2,000	1,880,000
First Data Corp. Initial Tranche Term Loan:
B-1, 5.222% – 5.552%, 9/24/14		1,316	1,205,206
B-2, 5.222% – 5.552%, 9/24/14		2,542	2,330,735
B-3, 5.551% – 5.552%, 9/24/14		995	911,796
RedPrairie Corp.:
Term Loan 5.50% – 7.0%, 7/20/12		640	601,209
Loan (Second Lien) 9.298%, 1/20/13		300	258,000
SunGard Data Systems, Inc. (Solar Capital Corp.)
New US Term Loan, 4.553%, 2/28/14		4,466	4,191,336

			15,295,218

Independent Power Producers
& Energy Traders — 2.2%
The AES Corp. Term Loan,
5.063% – 5.10%, 8/10/11		1,571	1,534,107
Calpine Generating Co. LLC Second Priority
Term Loan, 11.07%, 4/01/10		17	15,487
Texas Competitive Electric Holdings Co., LLC
(TXU) Term Loan:
B-2, 5.963% — 6.303%, 10/10/29		1,489	1,387,432
B-3, 5.963% — 6.303% , 10/10/14		3,970	3,692,100

			6,629,126

Industrial Conglomerates — 1.1%
Sequa Corp. Term Loan,
5.72% – 7.25%, 12/03/14		3,493	3,324,331

Insurance — 0.2%
Alliant Holdings l, Inc. Term Loan,
5.801%, 08/21/14		496	456,550

Internet & Catalog Retail — 0.2%
FTD Group, Inc. Tranche B Term Loan,
7.50%, 8/04/14		750	727,500

Leisure Equipment & Products — 2.4%
24 Hour Fitness WorldWide, Inc. Tranche B
Term Loan, 4.97% – 5.17%, 6/08/12		3,910	3,636,300
Easton-Bell Sports, Inc. Tranche B Term Loan,
4.22% – 4.44%, 3/16/12		3,234	2,910,630

		Par
Floating Rate Loan Interests		(000)	Value

Leisure Equipment & Products (concluded)
Fender Musical Instruments Corp.:
Delayed Draw Loan, 5.06%, 6/09/14	USD	167	$ 146,077
Initial Loan, 5.05% – 5.17%, 6/09/14		331	289,232

			6,982,239

Machinery — 3.5%
Harrington Holdings, Inc. Term Loan (First Lien),
4.719%, 1/11/14		988	915,906
NACCO Materials Handling Group Loan,
4.469% – 4.828%, 3/21/13		1,470	1,278,900
Navistar International Corp.:
Revolving Credit Linked Deposit,
5.686% – 6.046%, 1/19/12		1,333	1,228,333
Term Advance, 6.045% – 6.292%, 1/19/12		3,667	3,377,917
OshKosh Truck Corp. Term B Loan,
4.22% – 4.43%, 12/06/13		1,865	1,696,372
Trimas Co. LLC:
Tranche B-1 Loan, 2.463%, 8/02/13		375	339,375
Tranche B Term Loan, 4.72% – 5.045%, 8/02/13		1,597	1,444,889

			10,281,692

Media — 24.3%
Affinion Group Holdings, Inc. Loan,
9.368%, 3/01/12		2,000	1,677,500
AlixPartners, LLP Tranche C Term Loan,
4.79%, 10/12/13		1,591	1,530,994
Bresnan Communications, LLC Additional
Term Loan B (First Lien), 5.02%, 6/30/13		1,500	1,430,000
Catalina Marketing Corp. Initial Term Loan,
5.801%, 10/01/14		1,741	1,634,003
Cengage Learning Acquisitions, Inc. (Thomson
Learning):
Term Loan 4.97%, 7/03/14		1,489	1,292,887
Term Loan B2, 7.50%, 7/05/14		6,250	6,187,500
Cequel Communications LLC (Cebridge):
2nd Lien Tranche A Term Loan (Cash Pay),
7.301%, 5/05/14		2,000	1,752,000
Term Loan, 4.791% – 6.0%, 11/05/13		2,132	1,990,074
Charter Communications, Operating LLC
Replacement Term Loan, 4.67% – 4.80%, 3/06/14		7,463	6,518,285
Clarke American Corp. Tranche B Term Loan,
5.291% – 5.301%, 6/30/14		990	813,780
Emmis Operating Co. Tranche B Term Loan,
4.801% – 4.810%, 11/01/13		564	491,299
GateHouse Media Operating, Inc.:
Delayed Draw Term Loan, 4.80% – 4.81%, 8/28/14		306	164,658
Initial Term Loan B, 4.81%, 8/28/14		1,235	663,988
Getty Images, Inc. Initial Term Loan, 7.25%,
7/02/15		1,000	998,438
Gray Television, Inc. Term Loan B – DD,
3.97% – 4.29%, 12/31/14		900	747,034
Hanley-Wood LLC Term Loan, 4.711% – 4.717%,
3/08/14		1,493	1,158,553
HMH Publishing Co. Ltd. (Education Media):
Tranche A Term Loan, 6.464%, 11/14/14		2,636	2,366,136
Mezzanine Tranche A Term Loan, 6.464%, 6/12/14		9,310	7,448,348

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

23

Schedule of Investments (continued)

 BlackRock Floating Rate Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Media (concluded)
Insight Midwest Holdings, LLC B Term Loan,
4.47%, 4/07/14	USD	3,375	$ 3,241,056
Intelsat Corp. Term:
B-2-A, 5.288%, 1/03/14		1,346	1,280,482
B-2-B, 5.288%, 1/03/14		1,346	1,280,096
B-2-C, 5.288%, 1/03/14		1,346	1,280,096
Intelsat Subsidiary Holding Co. Ltd. Tranche B
Term Loan, 5.288%, 7/03/13		1,916	1,837,495
Knology, Inc. Term Loan, 5.038%, 6/30/12		742	683,100
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B-1 6.86% – 7.526%, 3/06/15	EUR	500	504,115
Facility C-1 7.11% – 7.776%, 3/04/16		500	504,115
MCC Iowa LLC (Mediacom Broadband Group)
Tranche A Term Loan, 3.97% – 3.98%, 3/31/10	USD	1,137	1,080,625
MCNA Cable Holdings LLC (OneLink Communications)
Loan, 9.62%, 3/01/13 (d)		1,123	985,718
Mediacom Illinois, LLC (Mediacom
Communications, LLC) Tranche C Term Loan,
4.22% – 4.23%, 1/31/15		3,113	2,873,708
Mediannuaire Holding (Pages Jaunes) Term Loan D,
8.736%, 4/08/16	EUR	500	547,943
Metro-Goldwyn-Mayer, Inc. Tranche B Term Loan,
6.051%, 4/09/12	USD	3,832	2,885,954
Multicultural Radio Broadcasting, Inc. Term Loan,
5.422%, 12/18/12		349	314,100
National Cinemedia LLC Term Loan, 4.54%, 2/13/15		1,000	899,464
Newsday LLC Fixed Rate Term Loan, 9.75%, 8/01/13		2,250	2,245,781
NextMedia Operating, Inc.:
Delay Draw Term Loan, 6.466%, 11/15/12		314	273,524
Initial Term Loan First Lien, 6.472%, 11/15/12		419	364,492
Second Lien Term Loan, 9.47%, 11/15/13		1,754	1,385,995
Nielsen Finance LLC Dollar Term Loan,
4.803%, 8/09/13		5,895	5,444,619
Penton Media, Inc. Loan (Second Lien),
7.799%, 2/01/14		1,000	690,000
Sitel, LLC (ClientLogic) U.S. Term Loan,
4.962% – 5.359%, 1/30/14		968	751,762
Sunshine Acquisition Limited (HIT
Entertainment) Term Facility, 4.80%, 3/20/12		732	625,889
Weather Channel Term Loan B, 7.25%, 6/01/15		750	725,625

			71,571,231

Multi-Utilities — 1.9%
Coleto Creek Power, LP (Coleto Creek WLE, LP)
(First Lien):
Synthetic Letter of Credit, 2.701%, 6/28/13		127	114,650
Term Loan, 5.551%, 6/28/13		1,812	1,630,811
Energy Transfer Equity, LP Term Loan,
4.553%, 11/01/12		1,000	968,542
FirstLight Power Resources, Inc.
Second Lien Term Loan, 7.313%, 5/01/14		500	453,750
Riverside Energy Center Term Loan, 7.049%, 6/24/11		1,566	1,566,076
Rocky Mountain Energy Center LLC:
Credit Linked Deposit, 2.699%, 6/24/11		134	133,966
Term Loan, 7.049%, 6/24/11		784	783,587

			5,651,382

Multiline Retail — 1.2%
Neiman Marcus Group, Inc. Term Loan,
4.422%, 4/06/13		3,734	3,464,297

		Par
Floating Rate Loan Interests		(000)	Value

Oil, Gas & Consumable Fuels — 2.0%
Big West Oil, LLC:
Delayed Advanced Loan,
4.471% – 4.68%, 5/15/14	USD	550	$ 484,000
Initial Advance Loan, 4.68%, 5/15/14		440	387,200
Coffeyville Resources LLC:
Funded Letter of Credit, 2.691%, 12/28/10		486	442,703
Tranche D Term Loan, 5.541% – 6.75%, 12/30/13		1,575	1,433,006
Petroleum Geo-Services ASA/PGS Finance, Inc.
Term Loan, 4.55%, 6/28/15		953	923,542
Vulcan Energy Corp.
Term Loan B3, 6.25%, 8/12/11		1,500	1,492,500
Western Refining, Inc. Term Loan, 7.75%, 5/30/14		991	854,076

			6,017,027

Paper & Forest Products — 2.5%
Boise Paper Holdings LLC (Aldabra Sub LLC),
Tranche B Term Loan (First Lien), 7.50%, 2/24/14		1,247	1,241,309
Georgia-Pacific LLC Term Loan B,
4.219% – 4.551%, 12/20/12		3,374	3,185,503
NewPage Corp. Tem Loan, 6.563%, 12/22/14		1,244	1,211,723
Verso Paper Finance Holdings LLC Loan,
9.033%, 2/01/13		1,850	1,734,600

			7,373,135

Pharmaceuticals — 0.9%
Cardinal Health 409, Inc.:
Dollar Term Loan 5.051%, 4/10/14		1,485	1,295,663
Term Loan 7.205%, 4/10/14	EUR	990	1,278,094

			2,573,757

Professional Services — 0.2%
Booz Allen Hamilton, Inc. Tranche B Term Loan,
7.50%, 7/31/15	USD	500	500,209

Real Estate — 0.6%
Realogy Corp. Initial Term Loan B, 5.462%, 10/10/13		1,980	1,634,326

Real Estate Management & Development — 0.3%
Mattamy Funding Partnership Loan,
5.063%, 4/11/13		978	813,769

Road & Rail — 0.5%
Rail America, Inc.:
Canadian Term Loan 6.79%, 8/14/09		130	129,809
U.S. Term Loan, 6.79%, 8/14/09		1,370	1,362,691

			1,492,500

Semiconductors & Semiconductor
Equipment — 0.3%
Marvell Technology Group, Ltd. Loan,
4.969%, 11/09/09		964	954,113

Specialty Retail — 0.6%
Adesa, Inc. (KAR Holdings Inc.) Initial Term Loan,
5.06%, 10/21/13		1,474	1,311,418
Claire’s Stores Inc. Term B Loan,
5.219% – 5.56%, 5/29/14		741	494,905

			1,806,323

Textiles, Apparel & Luxury Goods — 0.1%
Renfro Corp. Tranche B Term Loan,
5.92% – 6.06%, 10/04/13		463	380,713

See Notes to Financial Statements.

24 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Wireless Telecommunication Services — 0.7%
Centennial Cellular Operating Co. New Term Loan,
4.469% – 4.80%, 2/09/11	USD	931	$ 911,288
IPC Systems, Inc. Tranche B-1 Term Loan,
5.051%, 6/02/14		990	742,500
LT LLC:
Delay Draw Term Loan, 5.219%, 8/15/14		94	88,904
Term Loan (First Lien),
5.219% – 5.551%, 8/15/14		406	386,096

			2,128,788

Floating Rate Loan Interests — 97.8%			288,333,865

Corporate Bonds

Auto Components — 0.3%
The Goodyear Tire & Rubber Co.,
6.678%, 12/01/09 (e)		1,000	1,000,000

Building Products — 1.8%
CPG International I, Inc.:
9.904%, 7/01/12 (e)		3,500	2,660,000
10.50%, 7/01/13		3,000	2,310,000
Momentive Performance Materials, Inc. Series WI,
9.75%, 12/01/14		500	451,250

			5,421,250

Capital Markets — 2.3%
E*Trade Financial Corp., 12.50%, 11/30/17 (f)		5,000	5,350,000
Marsico Parent Co., LLC, 10.625%, 1/15/16 (f)		1,168	981,120
Marsico Parent Holdco, LLC,
12.50%, 7/15/16 (d)(f)		430	356,759
Marsico Parent Superholdco, LLC,
14.50%, 1/15/18 (d)(f)		290	240,834

			6,928,713

Chemicals — 1.8%
GEO Specialty Chemicals Corp.,
7.50%, 3/31/15 (a)(d)(f)		790	591,331
11.283%, 12/31/09		1,319	987,601
Hexion U.S. Finance Corp., 7.304%, 11/15/14 (e)		4,000	3,050,000
NOVA Chemicals Corp., 5.953%, 11/15/13 (e)		985	847,100

			5,476,032

Commercial Services & Supplies — 2.3%
ARAMARK Corp., 6.301%, 2/01/15 (e)		2,000	1,860,000
Allied Waste North America, Inc. Series B,
7.375%, 4/15/14		3,375	3,408,750
US Investigations Services, Inc.,
10.50%, 11/01/15 (f)		1,600	1,424,000

			6,692,750

Construction & Engineering — 0.2%
Dycom Industries, Inc., 8.125%, 10/15/15		600	561,000

Construction Materials — 1.1%
Nortek Holdings, Inc., 10%, 12/01/13 (f)		3,420	3,197,700

		Par
Corporate Bonds		(000)	Value

Containers & Packaging — 2.0%
Berry Plastics Holding Corp., 6.651%, 9/15/14 (e)	USD	1,450	$ 1,087,500
Clondalkin Acquisition BV,
4.776%, 12/15/13 (e)(f)		4,000	3,320,000
Packaging Dynamics Finance Corp.,
10%, 5/01/16 (f)		2,350	1,586,250

			5,993,750

Diversified Financial Services — 1.7%
FCE Bank Plc, 7.125%, 1/16/12	EUR	4,000	4,894,420

Diversified Telecommunication Services — 0.5%
Qwest Corp., 6.026%, 6/15/13 (e)	USD	1,450	1,341,250

Electronic Equipment & Instruments — 0.6%
NXP BV, 5.541%, 10/15/13 (e)		2,390	1,858,225

Food & Staples Retailing — 0.1%
AmeriQual Group LLC, 9%, 4/01/12 (f)		250	162,500

Health Care Equipment & Supplies — 2.7%
DJO Finance LLC (ReAble Therapeutics Finance LLC),
10.875%, 11/15/14		8,000	8,020,000

Hotels, Restaurants & Leisure — 2.6%
American Real Estate Partners LP, 7.125%, 2/15/13		5,000	4,368,750
Harrah’s Operating Co., Inc. (f):
10.75%, 2/01/16		2,503	1,683,267
10.75%, 2/01/18 (d)		426	251,618
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (f)		1,565	1,302,862

			7,606,497

Household Durables — 0.0%
The Yankee Candle Co., Inc., 9.75%, 2/15/17		240	152,400

IT Services — 0.6%
First Data Corp., 9.875%, 9/24/15 (f)		2,000	1,725,000

Independent Power Producers
& Energy Traders — 0.4%
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (b)		1,230	1,226,925

Industrial Conglomerates — 0.6%
Sequa Corp. (f):
11.75%, 12/01/15		640	563,200
13.50%, 12/01/15 (d)		1,489	1,212,657

			1,775,857

Insurance — 1.7%
American International Group, Inc.,
8.25%, 8/15/18 (f)		5,000	4,929,105

Machinery — 0.5%
Ahern Rentals, Inc., 9.25%, 8/15/13		250	161,250
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (f)		2,000	1,460,000

			1,621,250

Media — 1.5%
CSC Holdings, Inc. Series B, 7.625%, 4/01/11		2,000	2,010,000
Cablevision Systems Corp. Series B, 8%, 4/15/12		575	569,250
Nielsen Finance LLC, 10%, 8/01/14		1,000	1,012,500
Windstream Regatta Holdings, Inc.,
11%, 12/01/17 (f)		1,244	721,520

			4,313,270

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

25

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Metals & Mining — 2.1%
FMG Finance Property Ltd., 6.811%, 9/01/11 (e)(f)	USD 265	$ 259,700
Freeport-McMoRan Copper & Gold, Inc.,
5.883%, 4/01/15 (e)	4,220	4,231,141
Ryerson, Inc., 10.176%, 11/01/14 (e)(f)	1,680	1,604,400

		6,095,241

Oil, Gas & Consumable Fuels — 0.5%
SandRidge Energy, Inc., 6.416%, 4/01/14 (e)(f)	1,600	1,500,513

Paper & Forest Products — 3.1%
Abitibi-Consolidated, Inc., 6.276%, 6/15/11 (e)	2,650	1,212,375
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (f)	1,124	901,698
Domtar Corp., 7.125%, 8/15/15	625	603,125
NewPage Corp.:
9.051%, 5/01/12 (e)	925	867,187
10%, 5/01/12	2,000	1,940,000
Verso Paper Holdings LLC Series B,
6.551%, 8/01/14 (e)	4,000	3,560,000

		9,084,385

Pharmaceuticals — 0.3%
Angiotech Pharmaceuticals, Inc.,
6.56%, 12/01/13 (e)	1,000	885,000

Real Estate Management & Development — 0.4%
Realogy Corp., 5.462%, 10/10/13	2,530	1,189,100

Road & Rail — 0.0%
Swift Transportation Co., Inc.,
10.554%, 5/12/15 (e)(f)	350	122,500

Semiconductors & Semiconductor
Equipment — 1.0%
Avago Technologies Finance Ltd.,
8.311%, 6/01/13 (e)	900	900,000
Spansion, Inc., 5.935%, 6/01/13 (e)(f)	2,870	1,994,650

		2,894,650

Specialty Retail — 0.3%
AutoNation, Inc., 4.791%, 4/15/13	250	206,250
General Nutrition Centers, Inc.,
7.199%, 3/15/14 (d)(e)	700	585,583

		791,833

Wireless Telecommunication Services — 0.6%
Cricket Communications, Inc., 9.375%, 11/01/14	370	366,762
Digicel Group Ltd., 9.125%, 1/15/15 (d)(f)	277	251,242
Sprint Capital Corp., 7.625%, 1/30/11	1,100	1,100,000

		1,718,004

Total Corporate Bonds — 33.6%		99,179,120

Common Stocks	Shares

Capital Markets — 0.3%
E*Trade Financial Corp. (b)	242,021	774,467

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)(b)	13,117	5,036

Electrical Equipment — 0.1%
Medis Technologies Ltd. (b)	71,654	224,277

Common Stocks	Shares	Value

Energy Equipment & Services — 0.9%
Trico Marine Services, Inc. (b)	119,185	$ 2,830,644

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (f)	152,951	440,157
Ainsworth Lumber Co. Ltd.	136,290	391,489
Western Forest Products, Inc. (b)	84,448	68,398

		900,044

Total Common Stocks — 1.6%		4,734,468

Preferred Stocks

Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (f)	78	66,690

Total Preferred Stocks — 0.0%		66,690

Warrants (h)

Electric Utilities — 0.0%
Reliant Resources (expires 10/25/08)	4,558	54,423

Total Warrants — 0.0%		54,423

Total Long-Term Investments
(Cost — $436,720,652) — 133.0%		392,368,566

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.41% (i)(j)	USD 1,635	1,634,669

Total Short-Term Securities
(Cost — $1,634,669) — 0.6%		1,634,669

Options Purchased	Contracts

Call Options Purchased
Marsico Parent Superholdco LLC,
expiring December 2019 at $942.86	20	33,800

Total Options Purchased
(Cost — $19,556) — 0.0%		33,800

Total Investments (Cost — $438,374,877*) — 133.6%		394,037,035
Liabilities in Excess of Other Assets — (33.6)%		(99,032,232)

Net Assets — 100.0%		$295,004,803

* The cost and unrealized appreciation (depreciation) of investments as of August
31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$438,320,267

Gross unrealized appreciation	$ 3,360,436
Gross unrealized depreciation	(47,643,668)

Net unrealized depreciation	$ (44,283,232)

See Notes to Financial Statements.

26 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (concluded)

BlackRock Floating Rate Income Strategies Fund, Inc.

(a) Security is fair valued.
(b) Non-income producing security.
(c) Issuer filed for bankruptcy or is in default of interest payments.
(d) Represents a payment-in-kind security which may pay interest/dividends in addi-
tional par/shares.
(e) Variable rate security. Rate shown is as of report date.
(f) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(g) Convertible security.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
Affiliate	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$1,635	$116,423

(j) Represents the current yield as of report date.
• For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
• Foreign currency exchange contracts as of August 31,2008 were as follows:

					Unrealized
Currency			Currency	Settlement	Appreciation
Purchased			Sold	Date	(Depreciation)

USD	295,745	CAD	315,000	10/23/08	$ (715)
USD	8,265,641	GBP	4,167,700	10/23/08	699,669
USD	4,838,801	EUR	3,304,000	10/23/08	6,034
USD	8,806,593	EUR	5,627,000	10/23/08	575,970

Total					$ 1,280,958

• Swaps outstanding as of August 31,2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
	(000)		(Depreciation)

Sold credit default protection on Ford
Motor Co. and receive 3.80%
Broker, UBS Warburg
Expires March 2010	USD	10,000	$(2,055,880)
Bought credit default protection on
LCDX North America High Yield
Index 10.V1 and pay 5%
Broker, Credit Suisse
Expires June 2013	USD	4,000	11,456
Bought credit default protection on
LCDX North America High Yield
Series 10.V1 Index and pay 5%
Broker, Morgan Stanley Capital Services
Expires June 2013	USD	1,200	49,187
Bought credit default protection on
LCDX North America High Yield
Index Series 10.V1 and receive 5%
Broker, Morgan Stanley Capital Services
Expires June 2013	USD	3,600	91,310

Total			$(1,903,927)

• Currency Abbreviations
CAD Canadian Dollar
EUR Euro
GBP British Pound
USD U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2008 27

Statements of Assets and Liabilities

		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate
	Defined	Income	Income
	Opportunity	Strategies	Strategies
August 31, 2008	Credit Trust	Fund, Inc.	Fund, Inc.

Assets

Investments at value — unaffiliated[1]	$ 178,984,863	$ 231,629,508	$ 392,402,366
Investments at value — affiliated[2]	2,365,561	5,592,405	1,634,669
Unrealized appreciation on foreign currency exchange contracts	885,661	258,618	1,281,673
Unrealized appreciation on unfunded corporate loans	4,973	2,059	—
Unrealized appreciation on swaps	391,498	87,684	151,953
Foreign currency at value[3]	104,684	75,512	320,965
Cash	151,800	934,251	956,591
Swap premium paid	113,792	249,847	467,128
Interest receivable	1,268,438	3,851,368	4,927,778
Investments sold receivable	299,708	650,794	2,712,078
Dividends receivable	—	16,822	—
Swaps receivable	141,449	368,462	78,111
Commitment fees receivable	827	80	2,859
Principal paydown receivable	148,941	—	106,241
Other assets	—	—	20,203
Prepaid expenses	1,024	6,294	12,115

Total assets	184,863,219	243,723,704	405,074,730

Liabilities

Loan payable	38,500,000	65,500,000	101,500,000
Unrealized depreciation on unfunded corporate loans	—	—	182,608
Unrealized depreciation on foreign currency exchange contracts	—	10,366	715
Unrealized depreciation on swaps	200,702	3,332,453	2,055,880
Investments purchased payable	17,120,314	3,890,113	5,372,509
Swap premium received	702,992	—	—
Swaps payable	38,414	839,898	90,445
Interest on loans payable	140,982	49,648	76,382
Deferred income	21,279	4,683	20,671
Officer’s and Directors’/Trustees’ fees payable	70	105	181
Investment advisory fees payable	137,493	149,719	257,815
Income dividends payable	200,836	181,406	234,150
Other liabilities	—	—	221,688
Other affiliates payable	835	1,150	1,959
Other accrued expenses payable	104,154	57,084	54,924

Total liabilities	57,168,071	74,016,625	110,069,927

Net Assets	$ 127,695,148	$ 169,707,079	$ 295,004,803

Net Assets Consist of

Par value per share[4]	$ 8,924	$ 1,217,688	$ 1,830,503
Paid-in capital in excess of par	127,081,012	230,357,607	347,369,214
Undistributed (distribution in excess of) net investment income	(1,438,090)	(175,645)	848,640
Accumulated net realized gain (loss)	754,018	(16,661,101)	(9,717,445)
Net unrealized appreciation/depreciation	1,289,284	(45,031,470)	(45,326,109)

Net Assets	$ 127,695,148	$ 169,707,079	$ 295,004,803

Net asset value[5]	$ 14.31	$ 13.94	$ 16.12

[1] Investments at cost — unaffiliated	$ 178,870,725	$ 273,649,023	$ 436,740,208

[2] Investments at cost — affiliated	$ 2,365,561	$ 5,592,405	$ 1,634,669

[3] Foreign currency at cost	$ 108,221	$ 81,554	$ 385,705

[4] Par value per share	$ 0.001	$ 0.10	$ 0.10

[5] Shares outstanding	8,923,781	12,176,877	18,305,029

See Notes to Financial Statements.

28 ANNUAL REPORT

AUGUST 31, 2008

Statements of Assets and Liabilities (concluded)

	BlackRock	Blackrock
	Senior Floating	Senior Floating
August 31, 2008	Rate Fund, Inc.	Rate Fund II, Inc.

Assets

Investments at value — Master Senior Floating Rate (the “Master LLC”)[1]	$ 401,277,239	$ 187,470,780
Capital shares sold receivable	948,417	482,431
Prepaid expenses	197,333	102,912

Total assets	402,422,989	188,056,123

Liabilities

Income dividends payable	1,879,853	818,231
Contributions payable to the Master LLC	948,417	482,431
Administration fees payable	87,067	65,155
Other affiliates payable	50,305	15,336
Officer’s and Directors’ fees payable	176	83
Other accrued expenses payable	56,950	37,838

Total liabilities	3,022,768	1,419,074

Net Assets	$ 399,400,221	$ 186,637,049

Net Assets Consist of

Par value $0.10 per share, 1,000,000,000 shares authorized[2]	$ 5,006,721	$ 2,152,464
Paid-in capital in excess of par	779,362,080	241,495,817
Undistributed (distributions in excess of) net investment income	168,069	85,109
Accumulated net realized loss allocated from the Master LLC	(344,664,509)	(37,787,505)
Net unrealized appreciation/depreciation allocated from the Master LLC	(40,472,140)	(19,308,836)

Net Assets	$ 399,400,221	$ 186,637,049

Net asset value	$ 7.98	$ 8.67

[1] Cost — investment in Master LLC	$ 441,749,379	$ 206,779,616

[2] Shares outstanding	50,067,209	21,524,638

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

29

Statements of Operations

		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate
	Defined	Income	Income
	Opportunity	Strategies	Strategies
Period Ended August 31, 2008	Credit Trust[1]	Fund, Inc.	Fund, Inc.

Investment Income

Interest	$ 5,195,495	$ 24,378,276	$ 34,254,742
Income from affiliates	201,589	96,853	116,423
Dividends	—	228,564	—
Facility and other fees	10,610	143,973	293,297

Total income	5,407,694	24,847,666	34,664,462

Expenses

Investment advisory	819,830	1,891,120	3,099,424
Professional	121,603	91,948	110,821
Borrowing	35,639	130,054	218,344
Printing	28,508	41,010	43,704
Organization	22,000	—	—
Accounting services	17,276	48,422	78,127
Transfer agent	16,792	11,988	6,713
Custodian	9,788	22,479	29,034
Officer and Directors/Trustees	5,465	19,953	30,447
Registration	—	9,301	8,811
Miscellaneous	18,091	55,997	53,674

Total expenses excluding interest expense	1,094,992	2,322,272	3,679,099
Interest expense	226,490	2,900,068	4,459,934

Total expenses	1,321,482	5,222,340	8,139,033
Less fees paid indirectly	(2,171)	(3,352)	(8,331)

Total expenses after fees paid indirectly	1,319,311	5,218,988	8,130,702

Net investment income	4,088,383	19,628,678	26,533,760

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	818,649	(12,882,299)	(9,896,537)
Options written	—	120,000	240,000
Swaps	309,504	435,766	431,225
Foreign currency	(487,037)	(778,962)	(1,201,198)

	641,116	(13,105,495)	(10,426,510)

Change in unrealized appreciation/depreciation on:
Investments	114,138	(25,093,510)	(26,883,532)
Swaps	190,796	(3,534,065)	(1,210,581)
Foreign currency	979,377	131,776	959,688
Unfunded corporate loans	4,973	35,671	288,554

	1,289,284	(28,460,128)	(26,845,871)

Total realized and unrealized gain (loss)	1,930,400	(41,565,623)	(37,272,381)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 6,018,783	$ (21,936,945)	$ (10,738,621)

[1] Period January 31, 2008 (commencement of operations) to August 31, 2008.

See Notes to Financial Statements.

30 ANNUAL REPORT

AUGUST 31, 2008

Statements of Operations (concluded)

	BlackRock	Blackrock
	Senior Floating	Senior Floating
Year Ended August 31, 2008	Rate Fund, Inc.	Rate Fund II, Inc.

Investment Income

Net Investment income allocated from the Master LLC:
Interest	$ 32,028,272	$ 15,303,880
Facility and other fees	183,442	87,127
Expenses	(4,494,138)	(2,142,295)

Total income	27,717,576	13,248,712

Expenses

Administration fees	1,079,210	823,527
Transfer agent	358,783	102,985
Tender offer fees	193,052	183,346
Printing	80,258	56,863
Professional	64,407	42,132
Registration	43,674	28,566
Officer and Directors	1,097	514
Miscellaneous	13,363	13,362

Total expenses	1,833,844	1,251,295
Recovery of filing fees	(791,591)	(302,192)

Total expenses after recovery of filing fees	1,042,253	949,103

Net investment income	26,675,323	12,299,609

Realized and Unrealized Gain (Loss) Allocated from the Master LLC

Net realized gain (loss) from:
Investments	(14,460,254)	(6,903,206)
Swaps	182,591	86,834
Foreign currency	(84,846)	(40,968)

	(14,362,509)	(6,857,340)

Net change in unrealized appreciation/depreciation on investments, swaps, foreign currency and unfunded corporate loans	(18,260,695)	(8,921,385)

Total realized and unrealized loss	(32,623,204)	(15,778,725)

Net Decrease in Net Assets Resulting from Operations	$ (5,947,881)	$ (3,479,116)

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

31

Statements of Changes in Net Assets	BlackRock Defined Opportunity Credit Trust

		Period
		January 31, 2008[1]
		to August 31,
Increase (Decrease) in Net Assets:		2008

Operations

Net investment income		$ 4,088,383
Net realized gain		641,116
Net change in unrealized appreciation/depreciation		1,289,284

Net increase in net assets resulting from operations		6,018,783

Dividends and Distributions to Shareholders From

Net investment income		(5,435,571)
Tax return of capital		(481,911)

Decrease in net assets resulting from dividends and distributions to shareholders		(5,917,482)

Capital Share Transactions

Net proceeds from the issuance of shares		127,448,000
Capital charges with respect to issuance of shares		(200,500)
Reinvestment of dividends		224,341

Net increase in net assets resulting from share transactions		127,471,841

Net Assets

Total increase in net assets		127,573,142
Beginning of period		122,006

End of period		$ 127,695,148

End of period distributions in excess of net investment income		$ (1,438,090)

[1] Commencement of operations.
	BlackRock Diversified Income Strategies Fund, Inc.
	Year Ended August 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$ 19,628,678	$ 22,055,888
Net realized loss	(13,105,495)	(1,329,450)
Net change in unrealized appreciation/depreciation	(28,460,128)	(13,696,073)

Net increase (decrease) in net assets resulting from operations	(21,936,945)	7,030,365

Dividends and Distributions to Shareholders From

Net investment income	(20,910,360)	(21,741,425)
Tax return of capital	(443,389)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(21,353,749)	(21,741,425)

Capital Share Transactions

Reinvestment of dividends	205,747	3,347,551

Net Assets

Total decrease in net assets	(43,084,947)	(11,363,509)
Beginning of year	212,792,026	224,155,535

End of year	$ 169,707,079	$ 212,792,026

End of year undistributed (distributions in excess of) net investment income	$ (175,645)	$ 1,905,486

See Notes to Financial Statements.

32 ANNUAL REPORT

AUGUST 31, 2008

Statements of Changes in Net Assets	BlackRock Floating Rate Income Strategies Fund, Inc.
	Year Ended August 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$ 26,533,760	$ 28,102,505
Net realized gain (loss)	(10,426,510)	2,341,072
Net change in unrealized appreciation/depreciation	(26,845,871)	(21,949,912)

Net increase (decrease) in net assets resulting from operations	(10,738,621)	8,493,665

Dividends to Shareholders From

Net investment income	(28,321,303)	(28,142,426)

Net Assets

Total decrease in net assets	(39,059,924)	(19,648,761)
Beginning of year	334,064,727	353,713,488

End of year	$ 295,004,803	$ 334,064,727

End of year undistributed net investment income	$ 848,640	$ 4,037,077

	BlackRock Senior Floating Rate Fund, Inc.
	Year Ended August 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$ 26,675,323	$ 36,717,895
Net realized loss	(14,362,509)	(30,570,377)
Net change in unrealized appreciation/depreciation	(18,260,695)	11,735,034

Net increase (decrease) in net assets resulting from operations	(5,947,881)	17,882,552

Dividends to Shareholders From

Net investment income	(26,664,539)	(36,713,751)

Capital Share Transactions

Net decrease in net assets resulting from share transactions	(73,502,678)	(77,460,238)

Net Assets

Total decrease in net assets	(106,115,098)	(96,291,437)
Beginning of year	505,515,319	601,806,756

End of year	$ 399,400,221	$ 505,515,319

End of year undistributed (distributions in excess of) net investment income	$ 168,069	$ (12,366)

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

33

Statements of Changes in Net Assets	BlackRock Senior Floating Rate Fund II, Inc.
	Year Ended August 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$ 12,299,609	$ 17,225,300
Net realized loss	(6,857,340)	(4,430,328)
Net change in unrealized appreciation/depreciation	(8,921,385)	(4,878,870)

Net increase (decrease) in net assets resulting from operations	(3,479,116)	7,916,102

Dividends to Shareholders From

Net investment income	(12,294,014)	(17,223,323)

Capital Share Transactions

Net decrease in net assets resulting from share transactions	(45,450,688)	(65,033,937)

Net Assets

Total decrease in net assets	(61,223,818)	(74,341,158)
Beginning of year	247,860,867	322,202,025

End of year	$ 186,637,049	$ 247,860,867

End of year undistributed net investment income	$ 85,109	$ 3,998

See Notes to Financial Statements.

34 ANNUAL REPORT

AUGUST 31, 2008

Statements of Cash Flows

	BlackRock	BlackRock
	Diversified	Floating Rate
	Income	Income
	Strategies	Strategies
August 31, 2008	Fund, Inc.	Fund, Inc.

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations	$ (21,936,945)	$ (10,738,621)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	1,904,475	1,674,986
Increase in prepaid expenses and other assets	(3,105)	(24,905)
Decrease in other liabilities	(148,935)	13,400
Swap premium received	(274,560)	(400,982)
Swap premium paid	68,753	(225,670)
Net realized and unrealized loss	41,352,180	36,599,471
Amortization of premium and discount on investments	(155,765)	(632,745)
Paid-in-kind income	(825,743)	(575,427)
Premiums received from options written	120,000	240,000
Proceeds from sales and paydowns of long-term securities	112,792,521	207,903,073
Purchases of long-term securities	(101,002,032)	(206,607,574)
Net purchases of short-term investments	(3,063,640)	(1,626,960)

Net cash provided by operating activities	28,827,204	25,598,046

Cash Used for Financing Activities

Cash receipts from loans	87,000,000	209,500,000
Cash payments on loans	(93,500,000)	(215,000,000)
Cash dividends paid	(21,418,666)	(28,372,086)

Net cash used for financing activities	(27,918,666)	(33,872,086)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	(6,042)	(64,618)

Cash

Net increase (decrease) in cash	902,496	(8,338,658)
Cash and foreign currency at beginning of year	107,267	9,616,214

Cash and foreign currency at end of year	$ 1,009,763	$ 1,277,556

Cash Flow Information

Cash paid during the year for interest	$ 2,964,942	$ 4,546,702

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

35

Financial Highlights	BlackRock Defined Opportunity Credit Trust

Period
January 31, 2008[1]
to August 31,
2008

Per Share Operating Performance

Net asset value, beginning of period	$ 14.33[2]

Net investment income[3]	0.47
Net realized and unrealized gain	0.21

Net increase from investment operations	0.68

Dividends and distributions from:
Net investment income	(0,62)
Tax return of capital	(0.06)

Total dividends and distributions	(0.68)

Capital charges with respect to issuance of shares	(0.02)

Net asset value, end of period	$ 14.31

Market price, end of period	$ 12.66

Total Investment Return[4]

Based on net asset value	4.79%[5]

Based on market price	(11.44)%[5]

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	1.48%[6]

Total expenses after fees paid indirectly	1.78%[6]

Total expenses before fees paid indirectly	1.78%[6]

Total expenses	1.78%[6]

Net investment income	5.52%[6]

Supplemental Data

Net assets, end of period (000)	$ 127,695

Loan outstanding, end of period (000)	$ 38,500

Average loan outstanding during the period (000)	$ 13,788

Portfolio turnover	18%

Asset coverage, end of period per $1,000	$ 4,317

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from initial offering price of $15.00 per share.

[3]	Based on average shares outstanding.

[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total invest- ment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

36 ANNUAL REPORT

AUGUST 31, 2008

Financial Highlights	BlackRock Diversified Income Strategies Fund, Inc.

				Period
				January 31,
				2005[1] to
	Year Ended August 31,			August 31,
	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$ 17.50	$ 18.70	$ 18.38	$ 19.10

Net investment income[2]	1.61	1.83	1.77	0.84
Net realized and unrealized gain (loss)	(3.41)	(1.23)	0.25	(0.77)

Net increase (decrease) from investment operations	(1.80)	0.60	2.02	0.07

Dividends and distributions from:
Net investment income	(1.72)	(1.80)	(1.70)	(0.75)
Tax return of capital	(0.04)	—	—	—

Total dividends and distributions	(1.76)	(1.80)	(1.70)	(0.75)

Capital charges with respect to issuance of shares	—	—	—[3]	(0.04)

Net asset value, end of period	$ 13.94	$ 17.50	$ 18.70	$ 18.38

Market price, end of period	$ 12.77	$ 17.16	$ 18.85	$ 17.53

Total Investment Return[4]

Based on net asset value	(10.17)%	3.00%	11.99%	0.42%[5]

Based on market price	(16.08)%	0.19%	18.36%	(8.53)%[5]

Ratios to Average Net Assets

Total expenses after waiver and fees paid indirectly and excluding interest expense	1.23%	1.30%	1.29%	1.00%[6]

Total expenses after waiver and fees paid indirectly	2.77%	3.66%	3.17%	2.20%[6]

Total expenses after waiver and before fees paid indirectly	2.77%	3.66%	3.17%	2.20%[6]

Total expenses	2.77%	3.66%	3.17%	2.48%[6]

Net investment income	10.40%	9.63%	9.57%	7.88%[6]

Supplemental Data

Net assets, end of period (000)	$ 169,707	$ 212,792	$ 224,156	$ 219,748

Loan outstanding, end of period (000)	$ 65,500	$ 72,000	$ 88,800	$ 101,400

Average loan outstanding during the period (000)	$ 64,335	$ 95,465	$ 86,132	$ 75,543

Portfolio turnover	41%	72%	64%	17%

Asset coverage, end of period per $1,000	$ 3,591	$ 3,955	$ 3,524	$ 3,167

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

37

Financial Highlights		BlackRock Floating Rate Income Strategies Fund, Inc.

					Period
					October 31,
					2003[1] to
		Year Ended August 31,			August 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$ 18.25	$ 19.32	$ 19.35	$ 19.16	$ 19.10

Net investment income	1.45[2]	1.54[2]	1.40[2]	1.23[2]	0.66
Net realized and unrealized gain (loss)	(2.03)	(1.07)	(0.06)	0.08	0.02

Net increase (decrease) from investment operations	(0.58)	0.47	1.34	1.31	0.68

Dividends and distributions from:
Net investment income	(1.55)	(1.54)	(1.37)	(1.11)	(0.60)
Net realized gain	—	—	—	(0.01)	—

Total dividends and distributions	(1.55)	(1.54)	(1.37)	(1.12)	(0.60)

Capital charges with respect to issuance of shares	—	—	—	—	(0.02)

Net asset value, end of period	$ 16.12	$ 18.25	$ 19.32	$ 19.35	$ 19.16

Market price, end of period	$ 14.49	$ 16.70	$ 17.49	$ 17.85	$ 19.44

Total Investment Return[3]

Based on net asset value	(2.56)%	2.74%	7.92%	7.27%	3.50%[4]

Based on market price	(4.28)%	3.85%	5.91%	(2.47)%	0.29%[4]

Ratios to Average Net Assets

Total expenses after fees paid indirectly and excluding interest expense	1.18%	1.20%	1.14%	1.22%	0.71%[5]

Total expenses after fees paid indirectly	2.60%	3.33%	2.54%	2.18%	0.87%[5]

Total expenses before fees paid indirectly	2.61%	3.33%	2.54%	2.18%	0.87%[5]

Total expenses	2.61%	3.33%	2.54%	2.18%	1.08%[5]

Net investment income	8.49%	7.88%	7.30%	6.34%	3.80%[5]

Supplemental Data

Net assets, end of period (000)	$ 295,005	$ 334,065	$ 353,713	$ 354,114	$ 350,254

Loan outstanding, end of period (000)	$ 101,500	$ 107,000	$ 135,200	$ 123,600	$ 123,225

Average loan outstanding during the period (000)	$ 102,272	$ 133,763	$ 101,916	$ 117,702	$ 38,654

Portfolio turnover	49%	69%	57%	48%	43%

Asset coverage, end of period per $1,000	$ 3,906	$ 4,122	$ 3,616	$ 3,865	$ 3,842

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

38 ANNUAL REPORT

AUGUST 31, 2008

Financial Highlights			BlackRock Senior Floating Rate Fund, Inc.

		Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 8.60	$ 8.92	$ 9.01	$ 8.91	$ 8.40

Net investment income[1]	0.51	0.60	0.52	0.37	0.30
Net realized and unrealized gain (loss)	(0.62)	(0.32)	(0.08)	0.10	0.51

Net increase (decrease) from investment operations	(0.11)	0.28	0.44	0.47	0.81

Dividends from net investment income	(0.51)	(0.60)	(0.53)	(0.37)	(0.30)

Net asset value, end of year	$ 7.98	$ 8.60	$ 8.92	$ 9.01	$ 8.91

Total Investment Return[2]

Based on net asset value	(1.32)%[3]	3.07%	4.97%	5.38%	9.73%

Ratios to Average Net Assets [4]

Total expenses	1.28%[3]	1.44%	1.43%	1.41%	1.44%

Net investment income	6.16%	6.67%	5.84%	4.11%	3.41%

Supplemental Data

Net assets, end of year (000)	$ 399,400	$ 505,515	$ 601,807	$ 676,703	$ 756,795

Portfolio turnover for the Master LLC	56%	46%	54%	53%	76%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund’s shares exists.

[3]	During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.24%. The expense ratio excluding the refund was 1.46%.

[4]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

39

Financial Highlights		BlackRock Senior Floating Rate Fund II, Inc.

		Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 9.35	$ 9.70	$ 9.79	$ 9.67	$ 9.13

Net investment income[1]	0.54	0.63	0.56	0.39	0.30
Net realized and unrealized gain (loss)	(0.69)	(0.34)	(0.10)	0.11	0.55

Net increase (decrease) from investment operations	(0.15)	0.29	0.46	0.50	0.85

Dividends from net investment income	(0.53)	(0.64)	(0.55)	(0.38)	(0.31)

Net asset value, end of year	$ 8.67	$ 9.35	$ 9.70	$ 9.79	$ 9.67

Total Investment Return[2]

Based on net asset value	(1.61)%[3]	2.89%	4.90%	5.26%	9.41%

Ratios to Average Net Assets [4]

Total expenses	1.50%[3]	1.59%	1.57%	1.54%	1.57%

Net investment income	5.96%	6.53%	5.70%	4.03%	3.20%

Supplemental Data

Net assets, end of year (000)	$ 186,637	$ 247,861	$ 322,202	$ 355,108	$ 295,382

Portfolio turnover for the Master LLC	56%	46%	54%	53%	76%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund’s shares exists.

[3]	During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.11%. The expense ratio excluding the refund was 1.64%.

[4]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

40 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Defined Opportunity Credit Trust (“Defined Opportunity”),
BlackRock Diversified Income Strategies Fund, Inc. (“Diversified
Income”), BlackRock Floating Rate Income Strategies Fund, Inc.
(“Floating Rate Income”), BlackRock Senior Floating Rate Fund, Inc.
(“Senior Floating Rate”) and BlackRock Senior Floating Rate Fund II, Inc.
(“Senior Floating Rate II”) (referred to as the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Defined Opportunity, Diversified Income
and Floating Rate Income are registered as diversified, closed-end management investment companies. Senior Floating Rate and Senior
Floating Rate II are registered as continuously offered, non-diversified, closed-end management investment companies. The Funds’ financial statements are prepared in conformity with accounting principles gener-
ally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for pub-
lication the net asset value of their Common Shares on a daily basis.

Prior to commencement of operations on January 31, 2008, Defined
Opportunity had no operations other than those relating to organizational matters and the sale of 8,517 Common Shares on November 13, 2007 to BlackRock Advisors, LLC (the “Advisor” or “Administrator”), an indirect, wholly owned subsidiary of BlackRock, Inc., for $122,006. Investment operations for Defined Opportunity commenced on January 31, 2008.
Defined Opportunity will terminate no later than December 31, 2017.

Senior Floating Rate and Senior Floating Rate II seek to achieve their investment objectives by investing all their assets in the Master Senior
Floating Rate LLC (the “Master LLC”), which has the same investment objective and strategies of the Funds. The value of each Fund’s invest-
ment in the Master LLC reflects each Fund’s proportionate interest in the net assets of the Master LLC. The performance of each Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Senior
Floating Rate and Senior Floating Rate II’s financial statements. The per-
centage of the Master LLC owned by Senior Floating Rate and Senior
Floating Rate II at August 31, 2008 was 68% and 32%, respectively.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Funds’
Board of Directors/Trustees (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determin-
ing the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable invest-
ments, various relationships observed in the market between invest-
ments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agree-
ments are valued by quoted fair values received daily by the Funds’
pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a num-
ber of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is sub-
sequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of each Fund are determined as of such times. Foreign cur-
rency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they

ANNUAL REPORT

AUGUST 31, 2008

41

Notes to Financial Statements (continued)

are determined and the close of business on the NYSE that may not be reflected in the computation of the each Fund’s net assets. If events
(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Senior Floating Rate and Senior Floating Rate II record their investments in the Master LLC at fair value. Valuation of securities held by the
Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial
Statements, which are included elsewhere in this report.

Derivative Financial Instruments: The Funds may engage in various port-
folio investment strategies both to increase the returns of the Funds and to hedge, or protect, their exposure to interest rate movements and move-
ments in the securities markets. Losses may arise if the value of the con-
tract decreases due to an unfavorable change in the price of the underly-
ing security, or if the counterparty does not perform under the contract.

•Foreign currency exchange contracts — The Funds may enter into for-
eign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange con-
tracts, when used by the Funds, help to manage the overall exposure to the foreign currency backing some of the investments held by the
Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.
When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•Options — The Funds may purchase and write call and put options.
When the Funds writes an option, an amount equal to the premium received by the Funds is reflected as an asset and an equivalent lia-
bility. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

•Swaps — Each Fund may enter into swap agreements, in which the
Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the accompanying Statements of
Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unreal-
ized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any.

Credit default swaps — Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

Interest rate swaps — Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize)
over time.

•Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: The Funds invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institu-
tions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit

42 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (continued)

rate. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

Each Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, con-
sent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recognized on the accrual basis. Prepayment penalty fees are recorded as gains or losses. When a Fund buys a float-
ing rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

Each Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option.
The Fund may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractu-
al relationship only with the lender, not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treat-
ed as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments (e.g., swaps) and certain borrowings, the Funds will, consistent with certain interpretive letters issued by the SEC, designate on their books and record cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Certain Funds’ invest-
ment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premi-
ums and discounts on debt securities.

Senior Floating Rate and Senior Floating Rate II record daily their pro-
portionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, both Funds accrue their own expenses.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Funds policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective February 29, 2008, the Funds implemented Financial
Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting
for Uncertainty in Income Taxes — an interpretation of FASB Statement
No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition thresh-
old a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an

ANNUAL REPORT

AUGUST 31, 2008

43

Notes to Financial Statements (continued)

entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has eval-
uated the application of FIN 48 to the Funds and has determined that the adoption of FIN 48 does not have a material impact on the Funds’
financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination.
The statute of limitations on the Funds’ (except Defined Opportunity)
U.S. federal tax returns remain open for the years ended August 31,
2005 through August 31, 2007. The statutes of limitations on the Funds’
state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of
Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. Effective January 31, 2008 Defined Opportunity
adopted FAS 157. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value meas-
urements. The impact on the other Funds’ financial statement disclo-
sures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
"Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS
161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No.
133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about
Credit Derivatives and Certain Guarantees: An Amendment of FASB
Statement No. 133 and FASB Interpretation No. 45; and Clarification of
the Effective Date of FASB Statement No. 161” was issued and is effec-
tive for fiscal years and interim periods ending after November 15, 2008.
The FSP amends FASB Statement No. 133, “Accounting for Derivative
Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, where-
by disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15,
2008. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the
Funds. The Funds may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent
Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to a Fund are charged to that Fund.
Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Transactions with Affiliates:

Certain Funds entered into an Investment Advisory Agreement with
Advisor to provide investment advisory and administration services.
Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services
Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Funds’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such serv-
ices, Defined Opportunity pays a monthly fee at an annual rate of 1.00%
and Diversified Income and Floating Rate Income each pay a monthly fee at an annual rate of 0.75% of the average daily value of each Fund’s net assets plus the proceeds of any outstanding borrowings.

The Advisor, on behalf of BlackRock Diversified Income Strategies Fund,
Inc. and BlackRock Floating Rate Income Strategies Fund, Inc., has
entered into a separate sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Advisor, under which the Advisor pays BFM, for services it provides, a monthly fee that is an annual percentage of the investment advisory fee paid by the
Funds to the Advisor.

44 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (continued)

For the period January 31, 2008 to August 31, 2008 Defined
Opportunity reimbursed the Advisor $1,329, for certain accounting services, which is included in accounting services in the Statements of Operations.

For the year ended August 31, 2008 the Diversified Income and Floating
Rate Income reimbursed the Advisor $3,175 and $5,261, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

For the period January 31, 2008 through August 31, 2008 Merrill Lynch,
Pierce, Fenner & Smith, Incorporated (“MLPF&S”), a wholly owned sub-
sidiary of Merrill Lynch, received underwriting fees of $3,462,804 in connection with the issuance of the Defined Opportunity’s Common
Shares. In addition, Defined Opportunity reimbursed MLPF&S $46,000 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund’s Common Shares.

Senior Floating Rate and Senior Floating Rate II have entered into an
Administration Agreement with the Administrator. The administration fee to the Administrator is calculated daily and paid monthly based on an annual rate of 0.25% and 0.40%, respectively, of the average daily value of each Fund’s net assets for the performance of administrative services
(other than investment advice and related portfolio activities) necessary for the operation of the Funds.

Senior Floating Rate and Senior Floating Rate II have also entered into separate Distribution Agreements and Distribution Plans with FAM
Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its
affiliates (“BDI”) (collectively, the “Distributor”). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

For the year ended August 31, 2008, the Distributor received early withdrawal charges for Senior Floating Rate and Senior Floating Rate II in the amount of $208,987 and $51,020, respectively, relating to the tender of each Fund’s shares.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the
Administrator, is Senior Floating Rate and Senior Floating Rate II’s
transfer agent. Transfer agency fees borne by each fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identifica-
tion services.

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period January 31, 2008 to August 31,
2008 for Defined Opportunity and the year ended August 31, 2008 for the other Funds were as follows:

	Total	Total
	Purchases	Sales

Defined Opportunity	$198,465,500	$ 22,903,196
Diversified Income	$104,091,042	$110,632,375
Floating Rate Income	$207,357,390	$203,564,969

Diversified Income Transactions in call options written for the year ended August 31, 2008 were as follows:

		Premiums
	Contracts*	Received

Outstanding call options written,
beginning of year	—	—
Options written	2	$ 57,000
Options expired	(2)	(57,000)

Outstanding call options written,
end of year	—	$ —

* Some contracts represent a notional amount of $1,000,000.

Transactions in put options written for the year ended August 31, 2008 were as follows:

		Premiums
	Contracts*	Received

Outstanding put options written,
beginning of year	—	—
Options written	2	$ 63,000
Options expired	(2)	(63,000)

Outstanding put options written,
end of year	—	$ —

* Some contracts represent a notional amount of $1,000,000.

ANNUAL REPORT

AUGUST 31, 2008

45

Notes to Financial Statements (continued) Floating Rate Income Transactions in call options written for the year ended August 31, 2008 were as follows:

		Premiums
	Contracts*	Received

Outstanding call options written,
beginning of year	—	—
Options written	4	$ 114,000
Options expired	(4)	(114,000)

Outstanding call options written,
end of year	—	$ —

* Some contracts represent a notional amount of $1,000,000.

Transactions in put options written for the year ended August 31, 2008 were as follows:

		Premiums
	Contracts*	Received

Outstanding put options written,
beginning of year	—	—
Options written	4	$ 126,000
Options expired	(4)	(126,000)

Outstanding put options written,
end of year	—	$ —

* Some contracts represent a notional amount of $1,000,000.

4. Capital Share Transactions: Defined Opportunity is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as

Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of the holders of
Common Shares.

Shares issued and outstanding during the period January 31, 2008
(commencement of operations) to August 31, 2008 increased by
8,900,000 from shares sold and 15,264 from dividend reinvestments.

Organization costs of $22,000 were expensed upon the commence-
ment of operations. Offering costs incurred in connection with Defined
Opportunity’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of
$200,500.

Diversified Income and Floating Rate Income are authorized to issue
200,000,000 shares, par value $0.10, all of which were initially classi-
fied as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of the holders of
Common Shares.

Shares issued and outstanding for Diversified Income during the years ended August 31, 2008 and August 31, 2007 increased by 13,892 and
177,522, respectively, as a result of dividend reinvestment.

Shares issued and outstanding for Floating Rate Income during the years ended August 31, 2008 and August 31, 2007 remained constant.

At August 31, 2008, an affiliate of the Advisor owned 8,517 and 7,413 shares of Defined Opportunity and Floating Rate Income, respectively.

Transactions in shares were as follows:
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007

Senior Floating Rate	Shares	Amount	Shares	Amount

Shares sold	4,490,899	$ 36,601,922	2,617,014	$ 23,300,290
Shares issued to shareholders in reinvestment of dividends	182,375	1,499,356	2,075,693	18,417,801

Total issued	4,673,274	38,101,278	4,692,707	41,718,091
Shares tendered	(13,412,544)	(111,603,956)	(13,354,571)	(119,178,329)

Net decrease	(8,739,270)	$ (73,502,678)	(8,661,864)	$ (77,460,238)

Senior Floating Rate II	Shares	Amount	Shares	Amount

Shares sold	2,834,064	$ 25,451,600	3,631,891	$ 35,223,121
Shares issued to shareholders in reinvestment of dividends	41,005	365,615	1,073,763	10,356,181

Total issued	2,875,069	25,817,215	4,705,654	45,579,302
Shares tendered	(7,873,162)	(71,267,903)	(11,409,396)	(110,613,239)

Net increase (decrease)	(4,998,093)	$ (45,450,688)	(6,703,742)	$ (65,033,937)

46 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (continued)

5. Commitments:

Certain Funds may invest in floating rate loans. In connection with these investments, the Funds may, with their Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged.

In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2008 the Funds had the following unfunded loan commitments:

Defined Opportunity

	Unfunded	Value of
	Commitment	Underlying Loan
Borrower	(000)	(000)

Bausch & Lomb, Inc	$ 160	$ 156
Community Health Systems, Inc	$ 192	$ 181

Diversified Income

	Unfunded	Value of
	Commitment	Underlying Loan
Borrower	(000)	(000)

Community Health Systems Inc	$ 48	$ 45

Floating Rate Income

	Unfunded	Value of
	Commitment	Underlying Loan
Borrower	(000)	(000)

Community Health Systems, Inc	$ 168	$ 158
Golden Nugget, Inc	$ 151	$ 127
Vought Aircraft Industries Inc	$3,000	$2,831

6. Short-Term Borrowings:

On May 16, 2008, Diversified Income and Floating Rate Income renewed their revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc.
(“Citicorp”) as agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the “Lenders”). The agreement was renewed for one year and has a maximum limit of $91,000,000 for
Diversified Income and $155,000,000 for Floating Rate Income. Under
the Citicorp program, the conduits will fund advances to the Funds through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the
Funds have granted a security interest in substantially all of their assets to and in favor of the Lenders. The interest rate on the Funds’ borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Funds pay additional borrowing costs including a back-
stop commitment fee. These amounts are shown on the Statements of
Operations as borrowing costs.

For the year ended August 31, 2008, the daily weighted average interest rate was 4.44% for Diversified Income and 4.38% for Floating
Rate Income.

Defined Opportunity is a party to a senior committed secured, 364-day revolving line of credit and security agreement (the “Agreement”) with
State Street Bank and Trust Company (“SSB”) dated April 9, 2008. The
Agreement has a maximum limit of $67.5 million. Defined Opporunity has granted a security interest in substantially all of its assets to SSB.
For the period January 31, 2008 through August 31, 2008, the weighted average annual interest rate was 1.70% .

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of August 31, 2008 attributable to amortization methods on fixed income securities, expiration of capital loss carryfowards, accounting for swap agreements, securities in default, nondeductible expenses and foreign currency transactions were reclassified to the following accounts:

	Defined	Diversified	Floating Rate	Senior	Senior
	Opportunity	Income	Income	Floating Rate	Floating Rate II

Increase (decrease) paid-in capital in excess of par	$ (22,000)	—	—	$(28,290,011)	—
Increase (decrease) undistributed (distributions in excess of) net
investment income	$ (90,902)	$(799,449)	$(1,400,894)	$ 169,651	$ 75,516
Increase (decrease) accumulated net realized gain (loss)	$ 112,902	$ 799,449	$ 1,400,894	$ 28,120,360	$ (75,516)

ANNUAL REPORT

AUGUST 31, 2008

47

Notes to Financial Statements (concluded) The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

	Defined	Diversified	Floating Rate	Senior	Senior
	Opportunity	Income	Income	Floating Rate	Floating Rate II

Ordinary Income
8/31/08	$ 5,435,571	$ 20,910,360	$ 28,321,303	$ 26,664,539	$ 12,294,014
8/31/07	—	$ 21,741,425	$ 28,142,426	$ 36,713,751	$ 17,223,323

Tax return of capital
8/31/08	$ 481,911	$ 443,389	—	—	—
8/31/07	—	—	—	—	—

Total
8/31/08	$ 5,917,482	$ 21,353,749	$ 28,321,303	$ 26,664,539	$ 12,294,014

8/31/07	—	$ 21,741,425	$ 28,142,426	$ 36,713,751	$ 17,223,323

As of August 31, 2008, the tax components of acccumulated earnings (losses) were as follows:

	Defined	Diversified	Floating Rate	Senior	Senior
	Opportunity	Income	Income	Floating Rate	Floating Rate II

Undistributed ordinary income	—	—	$ 2,071,275	$ 221,255	$ 87,452
Undistributed long-term net capital gains (capital loss carryforwards)	—	$ (5,437,797)	(1,167,282)	(331,375,189)	(31,436,454)
Net unrealized gains (losses)*	$ 605,212	(56,430,419)	(55,098,907)	(53,814,646)	(25,662,230)

Total accumulated net earnings (losses)	$ 605,212	$(61,868,216)	$(54,194,914)	$(384,968,580)	$ (57,011,232)

* The difference between book-basis and tax-basis net unrealized gains/losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, the difference between book and tax amortiza-
tion methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the accounting for swap agree-
ments and the timing of income recognition on partnership interests.

As of August 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

			Senior	Senior
	Diversified	Floating Rate	Floating	Floating
Expires August 31	Income	Income	Rate	Rate II

2009	—	—	$ 64,746,799	$ 1,546,632
2010	—	—	87,904,309	864,375
2011	—	—	53,409,203	17,719,049
2012	—	—	34,221,818	6,383,383
2013	—	$ 691,829	56,166,095	—
2014	$ 1,755,694	—	945,546	—
2015	2,237,399	—	2,561,691	—
2016	1,444,704	475,453	31,419,728	4,923,015

Total	$ 5,437,797	$ 1,167,282	$331,375,189	$31,436,454

8. Subsequent Events:

Each Fund paid a net investment income dividend to holders of its
Common Shares on September 30, 2008 to shareholders of record on
September 15, 2008. The amount of the net investment income divi-
dend per share was as follows:

Dividend
Per Share

Defined Opportunity	$0.112500
Diversified Income	$0.135000
Floating Rate Income	$0.124835
Senior Floating Rate	$0.038968
Senior Floating Rate II	$0.038406

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of

BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

As of August 31, 2008, Diversified Income had swap contracts out-
standing with Lehman Brothers Holdings Inc. (“Lehman”) as the counterparty with net unrealized depreciation of $1,419,390 and swaps interest payable of approximately $491,000. On September 15,
2008, Lehman filed for Chapter 11 bankruptcy, and on that date,
Diversified Income terminated these contracts and realized a loss of approximately $2,800,000.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Administrator, replaced FAM Distributors, Inc. and BlackRock
Distributors, Inc. as the sole distributer of Senior Floating Rate and
Senior Floating Rate II.

48 ANNUAL REPORT

AUGUST 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors/Trustees of
BlackRock Defined Opportunity Credit Trust, BlackRock
Diversified Income Strategies Fund, Inc., BlackRock
Floating Rate Income Strategies Fund, Inc., BlackRock
Senior Floating Rate Fund, Inc., and BlackRock Senior
Floating Rate Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of BlackRock Defined Opportunity
Credit Trust as of August 31, 2008, and the related statements of opera-
tions and changes in net assets, and the financial highlights for the period January 31, 2008 (commencement of operations) to August 31,
2008. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments of BlackRock
Diversified Income Strategies Fund, Inc. and BlackRock Floating Rate
Income Strategies Fund, Inc. as of August 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments of BlackRock Senior
Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc.
as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. BlackRock Defined Opportunity
Credit Trust, BlackRock Diversified Income Strategies Fund, Inc., BlackRock
Floating Rate Income Strategies Fund, Inc., BlackRock Senior Floating
Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. are
collectively referred to as the “Funds”. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31,
2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Defined Opportunity Credit Trust as of August 31, 2008, and
the results of its operations, changes in its net assets, and the financial highlights for the period January 31, 2008 (commencement of opera-
tions) to August 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally in our
opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Diversified Income Strategies Fund, Inc. and BlackRock
Floating Rate Income Strategies Fund, Inc. as of August 31, 2008, and
the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United
States of America. Additionally in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Senior Floating Rate Fund,
Inc. and BlackRock Senior Floating Rate Fund II, Inc. as of August 31,
2008, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Princeton, New Jersey October 30, 2008

Master Portfolio Summary as of August 31, 2008			Master Senior Floating Rate LLC

Portfolio Composition

	Percent of
	Long-Term Investments

Asset Mix	8/31/08	8/31/07

Floating Rate Loan Interests	95%	93%
Corporate Bonds	5	7

ANNUAL REPORT

AUGUST 31, 2008

49

Schedule of Investments August 31, 2008

Master Senior Floating Rate LLC

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Aerospace & Defense — 0.8%
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit Facility Deposit,
2.701%, 3/26/14	USD	213	$ 198,048
Term Loan, 4.801%, 3/26/14		3,641	3,389,920
Vought Aircraft Industries, Inc. Tranche B
Line of Credit Deposit, 2.486%, 12/22/10		1,200	1,134,000

			4,721,968

Airlines — 0.4%
Delta Air Lines, Inc. Credit — Linked Deposit Loan,
2.336% – 4.469%, 4/30/12		1,485	1,239,975
US Airways Group, Inc. Loan, 4.969%, 3/24/14		2,000	1,370,000

			2,609,975

Auto Components — 2.0%
Allison Transmission, Inc. Term Loan,
5.22% – 5.56%, 8/07/14		7,107	6,374,537
Dana Holding Corp. Term Advance, 6.75%, 1/31/15		2,794	2,568,081
Delphi Corp.:
Initial Tranche Loan C, 8.50%, 12/31/08		635	525,446
Subsequent Tranche Loan C, 8.50%, 12/31/08		65	53,513
Metaldyne Co. LLC:
DF Loan, 2.336% – 6.563%, 1/11/12		288	161,358
Initial Tranche Term Loan B, 6.50%, 1/13/14		1,962	1,097,236
TRW Automotive, Inc. Tranche B-1 Term Loan,
4.188 – 4.313%, 2/10/14		990	945,450

			11,725,621

Automobiles — 0.1%
Ford Motor Co., Term Loan, 5.47%, 12/16/13		750	580,982

Beverages — 0.4%
Culligan International Co. Dollar Loan,
4.72% – 5.05%, 11/26/12		3,450	2,445,188

Biotechnology — 0.4%
Talecris Biotherapeutics Holdings Corp.:
First Lien Term Loan, 5.97% – 6.31%, 12/06/13		1,244	1,203,864
Second Lien Term Loan, 6.31% — 6.57%, 12/06/14		1,000	983,750

			2,187,614

Building Products — 0.7%
Building Materials Corp. of America Term Loan Advance,
5.438% – 5.563%, 2/24/14		2,023	1,735,620
Momentive Performance Materials, Inc.:
Tranche B-1 Term Loan, 4.75%, 12/04/13		1,474	1,357,604
Tranche B-2 Term Loan, 6.73%, 12/04/13	EUR	972	1,249,760

			4,342,984

Cable Television Services — 0.7%
Insight Midwest Holdings LLC Term Loan B,
4.47%, 4/07/14	USD	4,075	3,913,275

Capital Markets — 0.4%
Marsico Parent Co., LLC Term Loan,
5.50% – 7%, 12/15/14		995	850,725
RiskMetrics Group Holdings LLC First Lien Term Loan B,
4.801%, 1/10/14		1,453	1,398,605

			2,249,330

Chemicals — 6.7%
Brenntag AG:
Second Lien Term Loan, 5.071%, 1/19/14		295	270,982
Term Loan B2, 5.071%, 1/24/14		1,205	1,109,018

	Par
Floating Rate Loan Interests	(000)	Value

Chemicals (concluded)
Columbian Chemicals Acquisition LLC Tranche B
Term Loan, 6.051%, 3/16/13	USD 1,761	$ 1,637,646
Edwards (Cayman Islands II) First Lien Term Loan,
4.81%, 5/30/14	743	644,119
Flint Group Holdings Term Loan B9,
4.88%, 12/31/14	2,000	1,613,334
GenTek, Inc. First Lien Term Loan,
4.78% – 4.79%, 2/28/11	2,973	2,764,671
Huish Detergents, Inc., Tranche Term Loan B:
4.81%, 4/28/14	1,995	1,807,103
7.06%, 10/15/14	750	654,375
ISP Chemco LLC Term Loan, 4% – 4.313%, 6/04/14	1,485	1,369,913
Invista Canada Co., Tranche B-2 Term Loan,
4.301%, 4/29/11	1,628	1,550,734
Invista S.A.R.L. Tranche B-1 Term Loan,
4.432%, 4/29/11	3,760	3,581,105
Nalco Co. Tranche B Term Loan,
4.433% – 4.92%, 11/04/10	3,735	3,672,308
PQ Corp. (Niagra Acquisition, Inc.):
First Lien Term Loan, 5.92% – 6.05%, 7/30/14	3,000	2,806,875
Second Lien Loan, 9.30%, 7/30/15	3,000	2,595,000
Polymer Group, Inc. Term Loan,
4.722% – 5.058%, 11/22/12	1,796	1,634,671
Rockwood Specialties Group, Inc. Tranche E
Term Loan, 4.299%, 7/30/12	3,613	3,461,609
Solutia, Inc. Loan, 8.50%, 2/28/14	2,900	2,793,970
Wellman, Inc. (b)(c):
First Lien Term Loan, 8.88%, 2/10/09	7,500	3,750,000
Second Lien Term Loan, 11.989%, 2/10/10	8,250	1,650,000

		39,367,433

Commercial Services & Supplies — 3.0%
ARAMARK Corp.:
LC Facility Letter of Credit, 2.44%, 1/27/14	225	213,540
U.S. Term Loan, 4.676%, 1/26/14	3,549	3,361,256
Allied Waste North America, Inc.:
New Term Loan, 3.97%, 3/28/14	2,509	2,448,929
New Tranche A Credit Linked Deposit,
2.39%, 3/28/14	1,724	1,682,880
Brickman Group Holdings, Inc. Tranche B Term Loan,
4.801%, 1/23/14	247	220,953
Camelbak Products LLC First Lien Term Loan,
8%, 8/04/11	1,844	1,281,822
John Maneely Co. Term Loan,
6.042% – 6.048%, 12/09/13	1,206	1,184,593
Kion Group GmbH:
Facility B, 4.469%, 12/23/14	250	213,750
Facility C, 4.969%, 12/23/15	250	213,750
Sirva Worldwide, Inc. Second Lien Loan, 12%, 5/15/15	380	309,357
Synagro Technologies, Inc. First Lien Term Loan,
4.81%, 4/02/14	2,743	2,318,429
West Corp. Term Loan B-2,
4.844% – 5.171%, 10/24/13	4,925	4,321,056

		17,770,315

Communications Equipment — 2.3%
Alltel Corp.:
Initial Tranche B-2 Term Loan, 5.314%, 5/15/15	7,479	7,390,782
Initial Tranche B-3 Term Loan, 4.966%, 5/15/15	4,474	4,456,659
Sorenson Communications, Inc. Tranche C
Term Loan, 4.97% – 5.301%, 8/16/13	1,650	1,600,500

		13,447,941

See Notes to Financial Statements.

50 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued)

Master Senior Floating Rate LLC

(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests	(000)	Value

Computers & Peripherals — 0.6%
Dealer Computer Services, Inc. (Reynolds and
Reynold) First Lien Term Loan, 4.801%, 10/26/12 USD	2,497	$ 2,310,142
Intergraph Corp. Second Lien Term Loan,
8.809%, 11/28/14	1,000	960,000

		3,270,142

Construction & Engineering — 0.5%
BakerCorp. Tranche C Term Loan,
4.714% – 4.719%, 5/08/14	988	883,813
Brand Energy & Infrastructure Services, Inc.:
First Lien Term Loan B, 5.063%, 2/07/14	986	901,844
Second Lien Term Loan, 8.813%, 2/09/15	1,200	1,104,000

		2,889,657

Construction Materials — 0.4%
Headwaters, Inc. First Lien Term Loan B-1,
6.97%, 4/30/11	2,214	2,115,176

Containers & Packaging — 1.9%
Consolidated Container Co. LLC Second Lien
Term Loan, 7.969% – 8.31%, 9/28/14	450	220,500
Graham Packaging Co. LP New Term Loan,
4.938% – 5.063%, 10/07/11	2,938	2,791,179
Graphic Packaging International Inc.:
Term Loan B 4.785% – 4.80%, 5/16/14	590	556,028
Incremental Term Loan 5.542% – 5.884%,
5/16/14	2,621	2,527,265
Smurfit-Stone Container Canada Inc.
Tranche C Term Loan, 4.50% – 4.688%, 11/01/11	2,047	1,979,275
Smurfit-Stone Container Enterprises, Inc.:
Deposit Funded Facility, 2.713%, 11/01/10	2,241	2,166,027
Tranche B, 4.50% – 4.688%, 11/01/11	481	465,693
Tegrant Corp. First Lien Term Loan, 5.56%, 3/08/14	987	636,937

		11,342,904

Distributors — 0.3%
Keystone Automotive Operations, Inc. Loan,
5.963% – 5.972%, 1/12/12	2,628	1,839,827

Diversified Consumer Services — 0.6%
Coinmach Corp. Term Loan,
5.48% – 5.81%, 11/14/14	3,990	3,665,789

Diversified Financial Services — 1.6%
DaimlerChrysler Financial Services Americas LLC
First Lien Term Loan, 6.78%, 8/03/12	993	786,350
J.G. Wentworth, LLC First Lien Term Loan,
5.051%, 4/04/14	6,800	5,236,000
LPL Holdings, Inc. Tranche D Term Loan,
4.469% – 4.801%, 6/28/13	3,755	3,529,522

		9,551,872

Diversified Telecommunication Services — 0.8%
Hawaiian Telcom Communications, Inc. Tranche C
Term Loan, 5.301%, 5/30/14	1,595	1,265,689
Kentucky Data Link, Inc. Term Loan,
4.719%, 2/24/14	483	453,597
PaeTec Holding Corp. Replacement Term Loan,
4.969%, 2/28/13	1,459	1,327,766
Time Warner Telecom Holdings Inc. Term Loan B,
4.47%, 1/07/13	1,970	1,884,305

		4,931,357

		Par
Floating Rate Loan Interests		(000)	Value

Electric Utilities — 0.3%
Astoria Generating Co. Acquisitions, LLC
Second Lien Term Loan C, 6.56%, 8/23/13	USD	1,750	$ 1,652,292

Electrical Equipment — 0.3%
Generac Acquisition Corp., First Lien Term Loan,
5.288%, 11/11/13		2,629	2,030,946

Electronic Equipment & Instruments — 1.3%
Flextronics International Ltd. A Closing Date
Loan, 5.038% – 5.041%, 10/01/14		4,466	4,051,728
L-1 Identity Solutions Operating Co., Term Loan,
7.294%, 8/05/13		1,225	1,221,938
SafeNet, Inc. Second Lien Loan, 9.288%, 4/12/15		3,000	2,370,000

			7,643,666

Energy Equipment & Services — 1.7%
Brock Holdings III, Inc. Term Loan B,
4.63% – 6%, 2/26/14		1,481	1,392,375
Compagnie Generale de Geophysique Term Loan,
4.70%, 1/13/14		1,500	1,458,750
Dresser, Inc.:
Second Lien Term Loan, 8.557%, 5/04/15		2,000	1,920,000
Term Loan B, 4.716% – 5.057%, 5/04/14		2,912	2,777,063
MEG Energy Corp.:
Delayed Draw Term Loan, 4.80%, 4/03/13		1,245	1,188,754
Initial Term Loan, 4.80%, 4/03/13		1,222	1,166,509

			9,903,451

Food & Staples Retailing — 1.4%
AB Acquisitions UK Topco 2 Ltd. Facility B-2
UK Borrower, 7.405%, 7/05/15	GBP	4,000	6,466,578
DSW Holdings, Inc. Loan, 6.469%, 3/02/2012	USD	500	462,500
DS Waters of America Term Loan
4.719%, 10/29/12		1,398	1,292,836

			8,221,914

Food Products — 1.5%
Dole Food Co. Inc.:
Credit-Linked Deposit, 2.658%, 4/12/13		345	316,708
Tranche B Term Loan, 4.50% – 6%, 4/12/13		460	422,530
Eight O'Clock Coffee Co. Term Loan, 5.25%, 7/31/12		680	652,761
Solvest, Ltd. Tranche C Term Loan:
4.50% – 4.875%, 4/12/13		1,503	1,379,863
6%, 4/12/13		344	316,065
Sturm Foods, Inc. Initial First Lien Term Loan,
5.25% – 5.375%, 1/31/14 (d)		2,469	2,012,031
Wrigley Co. Term Loan B, 6.768%, 8/11/14		3,750	3,764,734

			8,864,692

Health Care Equipment & Supplies — 2.3%
Bausch & Lomb, Inc.:
Delayed Draw Term Loan, 6.051%, 4/24/15		481	468,118
Parent Term Loan, 6.051%, 4/24/15		3,190	3,105,182
Biomet, Inc. Dollar Term Loan, 5.801%, 3/25/15		6,214	6,086,176
DJO Finance LLC Term Loan,
5.469% – 5.801%, 5/20/14		2,985	2,910,375
Hologic, Inc. Tranche B Term Loan, 5.75%, 3/31/13		1,168	1,160,985

			13,730,836

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

51

Schedule of Investments (continued)

Master Senior Floating Rate LLC

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Health Care Providers & Services — 4.6%
CCS Medical, Inc. First Lien Term Loan,
6.06%, 9/30/12	USD	729	$ 585,254
Community Health Systems, Inc. Funded
Term Loan, 4.719% – 5.06%, 7/25/14		9,073	8,575,270
DaVita, Inc. Tranche B-1 Term Loan,
3.97% – 4.32%, 10/05/12		4,000	3,846,252
HCA, Inc. Tranche B Term Loan, 5.051%, 11/18/13		6,493	6,080,503
Health Management Associates, Inc. Term Loan B,
4.551%, 2/28/14		1,886	1,726,988
HealthSouth Corp. Term Loan, 5.29%, 3/11/13		1,750	1,655,624
Sterigenics International, Inc. Tranche B Term Loan,
5.03% – 5.39%, 11/21/13		729	667,141
Surgical Care Affiliates LLC Term Loan,
5.051%, 12/29/14		995	875,578
Vanguard Health Holding Co. II, LLC
Replacement Term Loan, 5.051%, 9/23/11		3,151	3,032,374

			27,044,984

Health Care Technology — 0.2%
Sunquest Holdings, Inc. (MISYS Hospital Systems)
Term Loan, 5.72% – 6.05%, 10/13/14		1,489	1,403,147

Hotels, Restaurants & Leisure — 4.3%
CCM Merger Inc. (Motor City Casino) Term Loan B,
4.677% – 4.811%, 7/13/12		1,897	1,702,657
Green Valley Ranch Gaming LLC:
New Term Loan, 4.469% – 4.801%, 2/16/14		476	364,285
Second Lien Term Loan, 5.719%, 8/16/14		1,750	879,375
Harrah's Operating Co., Inc.:
Term Loan B-1, 5.80% – 5.801%, 12/22/12		472	413,567
Term Loan B-2, 5.80% – 5.801%, 1/28/15		12,226	10,708,670
Term Loan B-3, 5.80% – 5.801%, 1/28/15		419	367,266
Lake at Las Vegas Joint Venture/LLV-1, LLC (b)(c):
Revolving Loan Credit-Linked, 16.10%, 6/20/12		361	54,167
Term Loan, 16.10%, 6/20/12		2,729	409,355
OSI Industries, LLC Term Loan B, 4.801%, 9/22/11		982	967,763
Penn National Gaming, Inc. Term Loan B,
4.21% – 4.55%, 10/03/12		3,845	3,679,546
QCE LLC:
First Lien Term Loan, 4.813%, 5/05/13		1,960	1,652,933
Second Lien Term Loan, 8.551%, 11/05/13		2,800	2,261,000
VML US Finance LLC (Venetian Macau) Term B
Funded Project Loan, 5.06%, 5/27/13		1,624	1,572,976

			25,033,560

Household Durables — 2.2%
American Achievement Corp. Tranche B Term Loan,
4.91% – 6.25%, 3/25/11		1,461	1,431,784
Jarden Corp. Term Loan B3, 5.301%, 1/24/12		1,492	1,373,066
Simmons Bedding Co. Tranche D Term Loan,
4.50% – 7.125%, 12/19/11		7,269	6,751,245
Visant Corp. Tranche C Term Loan, 5.171%, 12/21/11		1,819	1,768,944
The Yankee Candle Co., Inc. Term Loan,
4.48% – 4.81%, 2/06/14		1,833	1,599,024

			12,924,063

IT Services — 4.7%
Activant Solutions Inc. Term Loan,
4.688% – 4.813%, 5/02/13		3,541	3,062,617

		Par
Floating Rate Loan Interests		(000)	Value

IT Services (concluded)
Audio Visual Services Group, Inc.:
Second Lien Term Loan, 8.31%, 8/28/14	USD	1,500	$ 1,320,000
Tranche B Term Loan, 5.06%, 2/28/14		1,985	1,687,250
Ceridian Corp. U.S. Term Loan, 5.464%, 11/09/14		3,250	3,055,000
First Data Corp.:
Initial Tranche B-1 Term Loan,
5.222% – 5.552%, 9/24/14		2,845	2,606,222
Initial Tranche B-2 Term Loan,
5.222% – 5.552%, 9/24/14		9,738	8,927,070
Initial Tranche B-3 Term Loan, 5.551% —
5.552%, 9/24/14		1,000	916,389
RedPrairie Corp.:
Term Loan 5.50% – 7%, 7/20/12		491	461,754
Tack-on Loan 5.75%, 7/20/12		295	277,770
SunGard Data Systems, Inc. (Solar Capital Corp.)
New U.S. Term Loan, 4.553%, 2/28/14		5,863	5,502,701

			27,816,773

Independent Power Producers
& Energy Traders — 4.8%
The AES Corp. Term Loan, 5.063% – 5.10%, 8/10/11		2,000	1,952,500
NRG Energy, Inc. Term Loan, 4.301%, 2/01/13		4,240	4,016,070
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche Term Loan B-2,
5.963% – 6.303%, 10/10/14		9,916	9,241,372
Initial Tranche Term Loan B-3,
5.963% – 6.303%, 10/10/14		13,905	12,931,627

			28,141,569

Industrial Conglomerates — 0.5%
Sequa Corp. Term Loan, 6.06% – 7.25%, 12/03/14		2,979	2,835,492

Insurance — 0.3%
Alliant Holdings I, Inc. Term Loan,
5.801%, 08/21/14		1,983	1,823,906

Internet & Catalog Retail — 0.3%
FTD Group, Inc. Tranche B Term Loan,
7.50%, 8/04/14		1,750	1,697,500

Internet Software & Services — 0.0%
Channel Master Holdings, Inc. (a)(b):
Revolving Credit, 8.313%, 11/15/04		128	—
Term Loan, 9%, 11/15/04		1,014	—

			—

Leisure Equipment & Products — 0.5%
Fender Musical Instruments Corp.:
Delayed Draw Term Loan, 5.06%, 6/09/14		668	584,307
Initial Loan, 5.05% – 5.17%, 6/09/14		1,322	1,156,928
True Temper Sports, Inc. Term Loan,
6.034% – 6.051%, 3/15/11		1,069	962,057

			2,703,292

Machinery — 2.7%
Harrington Holdings, Inc. First Lien Term Loan,
4.719%, 1/11/14		988	915,906
Mueller Water Products, Inc. Term Loan B,
4.219% – 4.551%, 5/26/14		2,683	2,508,321
Navistar International Corp.:
Revolving Credit-Linked Deposit,
5.686% – 6.046%, 1/19/12		1,600	1,474,000
Term Advance, 6.046% – 6.292%, 1/19/12		4,400	4,053,500

See Notes to Financial Statements.

52 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued)

Master Senior Floating Rate LLC

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Machinery (concluded)
OshKosh Truck Corp. Term Loan B,
4.22% – 4.43%, 12/06/13	USD	2,798	$ 2,544,558
Trimas Co. LLC.:
Tranche B-1 Loan, 2.463%, 8/02/13		937	848,437
Tranche B Term Loan, 4.72% – 5.045%, 8/02/13		3,991	3,612,223

			15,956,945

Media — 19.9%
Alpha Topco Ltd.:
Facility B-1, 4.719%, 12/31/13		857	779,357
Facility B-2, 4.719%, 12/31/13		589	535,808
Facility D (2nd Lien), 6.634%, 6/30/14		1,000	845,833
Bragg Communications Inc., Term Loan B,
5.182%, 8/31/14		2,978	2,917,950
CSC Holdings Inc. Incremental Term Loan,
4.214%, 3/29/13		3,970	3,775,084
Catalina Marketing Corp. Initial Term Loan,
5.801%, 10/01/14		2,482	2,330,444
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 4.97%, 7/03/14		2,479	2,152,646
Tranche 1 Incremental Term Loan,
7.50%, 7/05/14		6,750	6,682,500
Cequel Communications LLC (Cebridge):
First Lien Term Loan, 6%, 11/05/13		918	856,637
Second Lien Term Loan, 7.301%, 11/05/13		5,000	4,380,000
Term Loan, 4.791% – 4.804%, 11/05/13		5,015	4,680,772
Charter Communications, Operating LLC Replacement
Term Loan, 4.67% – 4.80%, 3/06/14		2,490	2,174,945
Clarke American Corp. Tranche B Term Loan,
5.291% – 5.301%, 6/30/14		3,317	2,726,877
Cumulus Media, Inc. Replacement Term Loan,
4.216% – 4.219%, 6/11/14		982	816,506
Dex Media West LLC Tranche B Term Loan,
7%, 10/24/14		3,000	2,743,125
DirecTV Holdings LLC Tranche C Term Loan,
5.25%, 4/13/13		1,975	1,967,594
Discovery Communications Holding, LLC
Term Loan B, 4.801%, 5/14/14		3,454	3,366,570
FoxCo Acquisition Sub, LLC Term Loan,
7.25%, 7/14/15		750	726,875
GateHouse Media Operating, Inc. Initial Term Loan,
4.81%, 8/28/14		1,770	951,433
Getty Images, Inc. Initial Term Loan, 7.25%, 7/02/15		2,000	1,996,876
Gray Television, Inc. Term Loan B,
3.97% – 4.29%, 12/31/14		2,700	2,241,102
HMH Publishing Co. Ltd.:
Mezzanine Second Lien Term Loan, 6.46%,
11/14/14		8,276	6,620,753
Tranche A Term Loan, 6.464%, 6/12/14		4,394	3,943,561
Hanley-Wood LLC Term Loan, 4.711% – 4.717%,
3/08/14		2,250	1,746,563
Hargray Acquisition Co., First Lien Term Loan,
5.051%, 6/27/14		2,000	1,830,000
Idearc, Inc. Tranche B Term Loan,
4.47% – 4.80%, 11/17/14		1,347	942,568
Intelsat Corp.:
Term B-2-A, 5.288%, 1/03/14		1,259	1,197,827
Term B-2-B, 5.288%, 1/03/14		1,260	1,198,347
Term B-2-C, 5.288%, 1/03/14		1,259	1,197,827
Intelsat Subsidiary Holding Co. Ltd.
Tranche B Term Loan, 5.288%, 7/03/13		1,982	1,992,248
Knology, Inc. Term Loan B, 5.038%, 6/30/12		2,475	2,277,000

		Par
Floating Rate Loan Interests		(000)	Value

Media (concluded)
Local TV Finance, LLC Term Loan,
4.80% – 4.87%, 5/07/13	USD	1,247	$ 1,084,761
LodgeNet Entertainment Corp. Closing Date
Term Loan, 4.81%, 4/04/14		1,965	1,739,229
MCC Lowa LLC (Mediacom Broadband Group)
Tranche A Term Loan, 3.97% – 3.98%, 3/31/10		2,844	2,701,562
MCNA Cable Holdings LLC (OneLink Communications
Loan), 9.47%, 3/01/13 (d)		1,125	985,718
Merrill Communications LLC, Combined Term Loan,
4.719% – 5.051%, 12/22/12		2,925	2,274,188
Metro-Goldwyn-Mayer, Inc. Tranche B Term Loan,
6.051%, 4/09/12		4,515	3,400,035
NEP II, Inc. Term Loan B, 5.051%, 2/16/14		1,234	1,110,929
NTL Cable Plc (Virgin) Term Loan B, 6.781%,
7/30/12	GBP	2,294	3,801,502
NV Broadcasting, LLC Second Lien,
9.19%, 10/26/14	USD	3,250	2,340,000
National Cinemedia LLC Term Loan, 4.54%, 2/13/15		2,500	2,248,660
Newsday LLC Floating Rate Term Loan,
7.958%, 8/01/13		2,500	2,500,000
NextMedia Operating, Inc.:
Delay Draw Term Loan, 6.466%, 11/15/12		1,257	1,094,096
Initial First Lien Term Loan, 6.472%, 11/15/12		2,202	1,915,558
Second Lien Term Loan, 9.47%, 11/15/13		3,259	2,573,990
Nielsen Finance LLC Dollar Term Loan,
4.803%, 8/09/13		9,378	8,661,040
Penton Media Inc.:
First Lien Term Loan 4.719% – 5.049%, 2/01/13		494	374,016
Second Lien Loan 7.799%, 2/01/14		500	345,000
Sitel, LLC (ClientLogic) U.S. Term Loan, 4.962% –
5.359%, 1/30/14		968	751,762
United Pan Europe Communications Term Loan M,
6.513%, 12/31/14	EUR	2,000	2,609,515
Univision Communications, Inc. Initial Term Loan,
4.719% – 5.049%, 9/29/14	USD	1,295	1,038,969
Weather Channel Term Loan B, 7.428%, 6/01/15		1,000	967,500

			117,113,658

Metals & Mining — 0.4%
Algoma Steel, Inc. Term Loan, 4.98%, 6/20/13		2,459	2,323,388

Multi-Utilities — 1.3%
Energy Transfer Equity LP Term Loan,
4.553%, 11/01/12		750	726,407
KGen LLC:
First Lien Term Loan, 4.563%, 2/08/14		1,231	1,148,141
Synthetic LC First Lien Loan, 2.653%, 2/08/14		750	699,375
La Paloma Generating Co., LLC:
Acquisition Term Loan, 4.551%, 8/16/12		3,064	2,693,910
Delayed Take-Down Term Loan, 4.551%, 8/16/12		244	214,551
Synthetic Letter of Credit, 2.369%, 8/16/12		544	478,381
MACH Gen LLC:
Synthetic Letter of Credit First Lien Loan,
2.551%, 2/22/13		69	65,251
Term B Loan, 4.81%, 2/22/14		670	637,344
USPF Holdings LLC Term Loan, 4.213%, 4/11/14		939	859,047

			7,522,407

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

53

Schedule of Investments (continued)

Master Senior Floating Rate LLC

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Multiline Retail — 0.6%
Neiman Marcus Group, Inc. Term Loan,
4.422%, 4/06/13	USD	4,053	$ 3,760,472

Oil, Gas & Consumable Fuels — 2.8%
Big West Oil LLC:
Delayed Advance Loan, 4.471% – 4.68%,
5/15/14		963	847,000
Initial Advance Loan, 4.68%, 5/15/14		770	677,600
Enterprise GP Holdings LP Term Loan B,
4.713% – 5.04%, 11/10/14		3,500	3,419,063
Petroleum Geo-Services ASA/PGS Finance, Inc.
Term Loan, 4.55%, 6/28/15		1,910	1,850,555
Scorpion Drilling Ltd. Second Lien 9.969%, 5/05/15		7,000	7,070,000
Vulcan Energy Corp. Term Loan B-3, 6.25%, 8/12/11		1,750	1,741,250
Western Refining Inc. Term Loan, 7.75%, 5/30/14		1,134	977,228

			16,582,696

Other — 0.1%
Multicultural Radio Broadcasting Inc. Term Loan,
5.422%, 12/18/12		567	510,413

Paper & Forest Products — 2.3%
Georgia-Pacific LLC:
Add-on Term Loan B,
4.446% – 4.551%, 12/20/12		1,909	1,802,313
Term Loan B, 4.219% – 4.551%, 12/20/12		8,095	7,643,683
NewPage Corp. Term Loan, 6.563%, 12/22/14		3,980	3,877,515

			13,323,511

Personal Products — 0.4%
American Safety Razor Co. LLC Second Lien
Loan, 8.72% – 8.89%, 1/30/14		2,650	2,385,000

Pharmaceuticals — 0.4%
Cardinal Health 409, Inc. Dollar Term Loan,
5.051%, 4/10/14		2,970	2,591,325

Professional Services — 0.3%
Booz Allen Hamilton, Inc. Tranche B Term Loan,
7.50%, 7/31/15		2,000	2,000,834

Real Estate Management & Development — 0.8%
Capital Automotive L Term Loan, 4.22%, 12/16/10		2,128	2,004,865
Mattamy Funding Partnership Loan,
5.063%, 4/11/13		2,933	2,441,306

			4,446,171

Road & Rail — 0.4%
Rail America, Inc.:
Canadian Term Loan, 6.79%, 8/14/09		156	155,648
U.S. Term Loan, 6.79%, 8/14/09		2,093	2,083,102

			2,238,750

Semiconductors & Semiconductor
Equipment — 0.2%
Marvell Technology Group, Ltd. Term Loan,
4.969%, 11/09/09		964	954,113

Service — 0.3%
Alliance Laundry Systems LLC Term Loan,
4.96%, 1/27/12		1,609	1,560,255

		Par
Floating Rate Loan Interests		(000)	Value

Specialty Retail — 0.7%
Adesa, Inc. (KAR Holdings, Inc.) Initial Term Loan,
5.06%, 10/21/13	USD	983	$ 874,279
Burlington Coat Factory Warehouse Corp. Term Loan,
5.06%, 5/28/13		987	764,354
Claire's Stores Inc. Term Loan B,
5.551% – 5.56%, 5/29/14		1,484	991,469
General Nutrition Centers, Inc. Term Loan,
5.04% – 5.06%, 9/16/13		1,750	1,576,458

			4,206,560

Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands, Inc. First Lien Term Loan B,
4.545% – 4.551%, 9/05/13		1,199	1,162,535

Trading Companies & Distributors — 0.1%
Beacon Sales Acquisition, Inc. Term Loan B,
4.469% – 4.783%, 9/30/13		983	874,425

Wireless Telecommunication Services — 1.9%
Cellular South, Inc. Term Loan,
4.22% – 4.545%, 5/29/14		1,485	1,425,600
Centennial Cellular Operating Co. New Term Loan,
4.469% – 4.801%, 2/09/11		2,942	2,877,930
Cricket Communications, Inc. Term Loan B,
6.50%, 6/16/13		2,050	2,022,667
Crown Castle Operating Co. Tranche B Term Loan,
4.301%, 3/06/14		—(e)	12
IPC Systems, Inc. Tranche B-1 Term Loan,
5.051%, 6/02/14		2,475	1,856,250
LT LLC:
Delay Draw Term Loan, 5.219%, 8/15/14		140	133,356
First Lien Term Loan,
5.219% – 5.551%, 8/15/14		610	579,144
MetroPCS Wireless, Inc. New Tranche B Term Loan,
4.75% – 5.063%, 11/04/13		2,750	2,626,564

			11,521,523

Total Floating Rate Loan Interests — 91.6%			539,476,414

Corporate Bonds

Chemicals — 0.8%
GEO Specialty Chemicals Corp. (f):
11.283%, 12/31/09		3,929	2,941,839
7.50%, 3/31/15 (a)(g)		2,354	1,762,785

			4,704,624

Diversified Financial Services — 0.1%
Ford Motor Credit Co. LLC, 7.241%, 4/15/12 (h)		750	717,211

Diversified Telecommunication Services — 0.9%
Qwest Communications International, Inc.,
6.304%, 2/15/09 (h)		3,166	3,158,085
Qwest Corp., 6.026%, 6/15/13 (h)		2,525	2,335,625

			5,493,710

Hotels, Restaurants & Leisure — 0.6%
Galaxy Entertainment Finance Co. Ltd.,
8.133%, 12/15/10 (g)(h)		3,300	3,168,000
Universal City Florida Holding Co. I,
7.551%, 5/01/10 (h)		50	48,375

			3,216,375

See Notes to Financial Statements.

54 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (concluded)

Master Senior Floating Rate LLC

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Paper & Forest Products — 2.2%
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (g)	USD	2,763	$ 2,217,289
NewPage Corp., 9.051%, 5/01/12 (h)		650	609,375
Verso Paper Holdings LLC Series B,
6.551%, 8/01/14 (h)		11,400	10,146,000

			12,972,664

Total Corporate Bonds — 4.6%			27,104,584

Common Stocks		Shares

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)(c)		39,151	15,030

Commercial Services & Supplies — 0.0%
Sirva Technologies Holding Co. (a)		1,817	127,190

Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd.		335,139	962,679
Ainsworth Lumber Co. Ltd. (g)		376,109	1,082,354

			2,045,033

Total Common Stocks — 0.4%			2,187,253

Warrant (i)

Electric Utilities — 0.0%
Reliant Resources (expires 10/25/08)		9,115	108,833

Total Warrant — 0.0%			108,833

Total Long-Term Investments
(Cost — $629,257,169) — 96.6%			568,877,084

	Beneficial
		Interest
Short-Term Securities		(000)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.41% (j)(k)	USD	29,066	29,066,037

Total Short-Term Securities
(Cost — $29,066,037) — 5.0%			29,066,037

Total Investments (Cost — $658,323,206*) — 101.6%			597,943,121
Liabilities in Excess of Other Assets — (1.6)%			(9,195,102)

Net Assets — 100.0%			$588,748,019

* The cost and unrealized appreciation (depreciation) of investments as of August
31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$657,671,550

Gross unrealized appreciation	$ 2,269,668
Gross unrealized depreciation	(61,998,097)

Net unrealized depreciation	$ (59,728,429)

(a) Security is fair valued.
(b) Issuer filed for bankruptcy or is in default of interest payments.
(c) Non-income producing security.

(d) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e) Amount is less than $1,000.
(f) Convertible security.
(g) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h) Variable rate security. Rate shown is as of report date.
(i) Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(j) Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
Affiliate	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$(68,486)	$2,051,036

(k) Represents the current yield as of report date.

• For Master LLC compliance purposes,the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
• Foreign currency exchange contracts as of August 31, 2008 were as follows:

			Unrealized
Currency	Currency	Settlement	Appreciation
Purchased	Sold	Date	(Depreciation)

EUR 1,300,000	USD 1,929,984	10/23/08	$ (28,472)
USD 938,873	CAD 1,000,000	10/23/08	(2,271)
USD 7,504,998	GBP 3,803,000	10/23/08	601,096
USD 1,374,092	EUR 880,000	10/25/08	87,060

Total			$ 657,413

• Swaps outstanding as of August 31, 2008 were as follows:

		Notional
		Amount	Unrealized
		(000)	Appreciation

Bought credit default protection on
LCDX Index and pay 3.25%
Broker, UBS Warburg
Expires June 2013		$3,500	$ 58,415

• Currency Abbreviations: CAD Canadian Dollar EUR Euro GBP British Pound USD U.S. Dollar See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

55

Statement of Assets and Liabilities	Master Senior Floating Rate LLC

August 31, 2008

Assets

Investments at value — unaffiliated (cost — $629,257,169)	$ 568,877,084
Investments at value — affiliated (cost — $29,066,037)	29,066,037
Unrealized appreciation on foreign currency exchange contracts	688,156
Unrealized appreciation on swaps	58,415
Foreign currency at value (cost — $458,288)	444,346
Cash	222,282
Investments sold receivable	8,148,088
Interest receivable	4,881,560
Contributions receivable from investors	1,430,848
Principal paydown receivable	76,053
Swap premium paid	42,767
Commitment fees receivable	9,843
Prepaid expenses	20,867
Other assets	48,432

Total assets	614,014,778

Liabilities

Investments purchased payable	24,085,674
Investment advisory fees payable	486,691
Unrealized depreciation on unfunded corporate loans	372,278
Unrealized depreciation on foreign currency exchange contracts	30,743
Swaps payable	23,382
Deferred income	19,281
Other affiliates payable	4,188
Officer’s and Directors’ fees payable	259
Other accrued expenses payable	243,524
Other liabilities payable	739

Total liabilities	25,266,759

Net Assets	$ 588,748,019

Net Assets Consist of

Investors’ capital	$ 648,528,995
Net unrealized appreciation/depreciation	(59,780,976)

Net Assets	$ 588,748,019

See Notes to Financial Statements.

56 ANNUAL REPORT

AUGUST 31, 2008

Statement of Operations	Master Senior Floating Rate LLC

Year Ended August 31, 2008

Investment Income

Interest (including $2,051,036 from affiliates)	$ 47,332,152
Facility and other fees	270,569

Total income	47,602,721

Expenses

Investment advisory	6,054,249
Accounting services	225,085
Professional	189,646
Officer and Directors	56,176
Custodian	50,686
Printing	6,798
Miscellaneous	53,793

Total expenses	6,636,433

Net investment income	40,966,288

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(21,363,460)
Swaps	269,425
Foreign currency	(125,814)

(21,219,849)

Net change in unrealized appreciation/depreciation on:
Investments	(28,697,039)
Swaps	65,083
Foreign currency	912,971
Unfunded corporate loans	536,905

(27,182,080)

Total realized and unrealized loss	(48,401,929)

Net Decrease in Net Assets Resulting from Operations	$ (7,435,641)

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

57

Statements of Changes in Net Assets			Master Senior Floating Rate LLC
				Year Ended
				August 31,

Increase (Decrease) in Net Assets:				2008	2007

Operations

Net investment income			$ 40,966,288		$ 57,598,184
Net realized loss				(21,219,849)	(35,000,705)
Net change in unrealized appreciation/depreciation				(27,182,080)	6,856,164

Net increase (decrease) in net assets resulting from operations				(7,435,641)	29,453,643

Capital Transactions

Proceeds from contributions				62,053,522	58,523,411
Fair value of withdrawals				(224,197,628)	(255,559,328)

Net decrease in net assets derived from capital transactions				(162,144,106)	(197,035,917)

Net Assets

Total decrease in net assets				(169,579,747)	(167,582,274)
Beginning of year				758,327,766	925,910,040

End of year			$ 588,748,019		$ 758,327,766

Financial Highlights			Master Senior Floating Rate LLC

		Year Ended August 31,

	2008	2007	2006	2005	2004

Total Investment Return

Total investment return	(1.08)%	3.49%	5.37%	5.78%	10.15%

Ratios to Average Net Assets

Total expenses excluding interest expense	1.04%	1.02%	1.03%	1.01%	1.02%

Total expenses	1.04%	1.04%	1.04%	1.01%	1.02%

Net investment income	6.41%	7.07%	6.22%	4.52%	3.81%

Supplemental Data

Net assets, end of year (000)	$ 588,748	$ 758,328	$ 925,910	$1,032,819	$1,052,881

Portfolio turnover	56%	46%	54%	53%	76%

Average loan outstanding during the year (000)	—	$ 2,255	$ 1,932	—	—

See Notes to Financial Statements.

58 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements Master Senior Floating Rate LLC

1. Significant Accounting Policies:

Master Senior Floating Rate LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited
Liability Company Agreement permits the Board of Directors (the
“Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation of Investments: The Master LLC values most of its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued by quoted fair values received daily by the Master LLC’s pricing service or through brokers. Short-term securities are valued at amortized cost.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with, a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master
LLC and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Credit Default Swaps — The Master LLC may invest in credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. These periodic payments received or made by the Master LLC are recorded in the accompanying Statement of
Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master LLC will record a realized gain or loss equal to the differ-
ence between the proceeds from (or cost of) the closing transaction and the Master LLC’s basis in the contract, if any.

•Foreign Currency Exchange Contracts — The Master LLC may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Master LLC, help to manage the overall exposure to the foreign currency backing some of the investments held by the Master LLC. The contract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master
LLC records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

ANNUAL REPORT

AUGUST 31, 2008

59

Notes to Financial Statements (continued) Master Senior Floating Rate LLC

The Master LLC reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: The Master LLC invests in floating rate loans, which are generally non-investment grade, made by banks, other finan-
cial institutions and privately and publicly offered corporations. Floating rate loans generally pay interest at rates that are periodically predeter-
mined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more
European banks, such as LIBOR (London InterBank Offered Rate), (ii)
the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Master LLC considers these investments to be invest-
ments in debt securities for purposes of its investment policies.

The Master LLC earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recorded as gains or losses. When the Master LLC buys a floating rate loan it may receive a facility fee and when it sells a float-
ing rate loan it may pay a facility fee. On an ongoing basis, a Master LLC may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circum-
stances, a Master LLC may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Master LLC may include covenant waiver fees and covenant modifi-
cation fees.

The Master LLC may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Master LLC may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Master LLC having a contractual relationship only with the lender, not with the borrower.

The Master LLC will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the
Master LLC generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Master LLC may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Master LLC will assume the credit risk of both the bor-
rower and the lender that is selling the Participation. The Master LLC’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the
Master LLC may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Master LLC segregate assets in connection with certain investments
(e.g., swaps) and certain borrowings, the Master LLC will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transac-
tions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the
Master LLC has determined the ex-dividend date. Interest income is rec-
ognized on the accrual basis. The Master LLC amortizes all premiums and discounts on debt securities.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC.
Therefore, no federal income tax provision is required. It is intended that the Master LLC’s net assets will be managed so an investor in the
Master LLC can satisfy the requirements of Subchapter M of the Internal
Revenue Code.

60 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (continued) Master Senior Floating Rate LLC

Effective February 29, 2008, the Master LLC implemented Financial
Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting
for Uncertainty in Income Taxes — an interpretation of FASB Statement
No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition thresh-
old a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evalu-
ated the application of FIN 48 to the Master LLC, and has determined that the adoption of FIN 48 does not have a material impact on the
Master LLC’s financial statements. The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLCs’ U.S.
federal tax returns remain open for the years ended August 31, 2005 through August 31, 2007. The statutes of limitations on the Master
LLCs’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on the Master LLCs’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
"Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS
161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of opera-
tions and financial position. In September 2008, FASB Staff Position
No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures
about Credit Derivatives and Certain Guarantees: An Amendment of
FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification
of the Effective Date of FASB Statement No. 161” was issued and is effective for fiscal years and interim periods ending after November 15,
2008. The FSP amends FASB Statement No. 133, “Accounting for
Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after
November 15, 2008. The impact on the Master LLC’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by the Master LLCs’ Board, non-interested Directors (“Independent
Directors”) may defer a portion of their annual complex-wide compen-
sation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the
Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors
had invested the deferred amounts directly in other certain BlackRock
Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of the Master LLC. The Master LLC may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred comp-
ensation obligations.

Other: Expenses directly related to the Master LLC are charged to that
Master LLC. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”) to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”)
and The PNC Financial Services Group, Inc. are principal owners of
BlackRock, Inc.

The Advisor is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master
LLC. For such services, the Master LLC pays the Advisor a monthly fee at an annual rate of 0.95% of the value of the average daily net assets of the Master LLC.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc. (“BFM”), an affiliate of the
Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Master LLC to the Advisor.

For the year ended August 31, 2008, the Master LLC reimbursed the
Advisor $11,086 for certain accounting services, which are included in accounting services in the Statement of Operations.

ANNUAL REPORT

AUGUST 31, 2008

61

Notes to Financial Statements (concluded) Master Senior Floating Rate LLC

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Master LLC reimburses the Advisor for compensation to the Master LLC’s Chief
Compliance Officer.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2008 were
$333,699,056 and $362,238,110, respectively.

4. Commitments:

The Master LLC may invest in floating rate loans. In connection with these investments, the Master LLC may, with its Advisor, also enter into unfunded corporate loan commitments. Commitments may obligate the
Master LLC to furnish temporary financing to a borrower until permanent financing can be arranged. At August 31, 2008, the Master LLC had out-
standing unfunded commitments of approximately $7,285,000. In con-
nection with these commitments, the Master LLC earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period.
As of August 31, 2008 the Master LLC had the following unfunded loan commitments:

Value of
	Unfunded	Underlying
	Commitment	Loan
Borrower	(000)	(000)

Bausch & Lomb , Inc	$ 321	$ 312
Cellular South, Inc	$ 500	$ 480
Community Health Systems, Inc	$ 464	$ 439
Vought Aircraft Industries, Inc	$6,000	$5,663

5. Short-Term Borrowings:

The Master LLC, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC’s current Prospectus and
Statement of Additional Information, subject to various other legal, regu-
latory or contractual limits. On November 21, 2007, the credit agree-
ment was renewed for one year under substantially the same terms. The
Master LLC pays a commitment fee of 0.06% per annum based on the
Master LLC’s pro rata share of the unused portion of the credit agree-
ment, which is included in miscellaneous in the Statement of Operations.
Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35%
or a base rate as defined in the credit agreement. The Master LLC did not borrow under the credit agreement during the year ended
August 31, 2008.

6. Subsequent Event:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

62 ANNUAL REPORT

AUGUST 31, 2008

Report of Independent Registered Public Accounting Firm Master Senior Floating Rate LLC

To the Investors and Board of Directors of Master Senior
Floating Rate LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Master Senior Floating Rate LLC
(the “Master LLC”) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-
ing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of August
31, 2008, by correspondence with the custodian and financial interme-
diaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Senior Floating Rate LLC as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in con-
formity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP Princeton, New Jersey October 30, 2008

ANNUAL REPORT

AUGUST 31, 2008

63

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Boards of Directors (collectively, the "Board,” the members of which are referred to as “Directors”) of the BlackRock Diversified Income
Strategies Fund, Inc. (“DVF”), BlackRock Floating Rate Income Strategies
Fund, Inc. (“FRA”), BlackRock Senior Floating Rate Fund, Inc. (“SFR-I”),
BlackRock Senior Floating Rate Fund II, Inc. (“SFR-II”) and Master Senior
Floating Rate LLC (“MSFR,” and together with DVF, FRA, SFR-I and SFR-II, the “Funds”) met in April and May 2008 to consider approving the con-
tinuation of each Fund’s investment advisory agreement (each, an
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), each
Fund’s investment advisor. The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement”
and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”).
The Advisor and the Subadvisor are collectively referred to herein as the
“Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment
Company Act of 1940 (the “1940 Act”) (the “Independent Directors”).
The Directors are responsible for the oversight of the operations of the
Funds and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The
Board has established four standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee and
a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s invest-
ment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L. ., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory
Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and
Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of
BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regu-
latory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) invest-
ment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio man-
agers’ analysis of the reasons for underperformance, if applicable;
(b) fees, including advisory, administration and other fees paid to
BlackRock and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution, as applicable; (c) Fund operat-
ing expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures;
and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement
and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independ-
ent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”);
(d) the profitability of BlackRock and certain industry profitability analy-
ses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock;
(g) economies of scale, if any, generated through the Advisors’ manage-
ment of all of the BlackRock closed-end funds (the “Fund Complex”);
(h) the expenses of each Fund, including comparisons of each such
Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to
BlackRock or its affiliates relating to the distribution of Fund shares,

64 ANNUAL REPORT

AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the
Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advi-
sor’s fiduciary duty with respect to advisory agreements and compensa-
tion, and the standards used by courts in determining whether invest-
ment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.
At the Board meeting on April 22, 2008, BlackRock made a presenta-
tion to and responded to questions from the Board. Following the meet-
ing on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on
May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board con-
sidered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the
Board considered all factors it believed relevant with respect to each
Fund, including the following: the nature, extent and quality of the servic-
es provided by the Advisors; the investment performance of each Fund;
the costs of the services to be provided and profits to be realized by the
Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund
Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed informa-
tion concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsi-
bilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid dis-
cussions with the Board. The Board further considered the quality of the
Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the
Funds. The Advisors and their affiliates provided each Fund with such administrative, transfer agency, shareholder and other services, as applicable (in addition to any such services provided by others for the
Funds), and officers and other personnel as are necessary for the opera-
tions of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with ser-
vices such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’
websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing
Board meetings and preparing the Board materials for such meetings;
providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and perform-
ing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and proce-
dures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previ-
ously noted, the Board received performance information regarding each
Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s one-, three-
and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a descrip-
tion of the methodology used by Lipper to select each Fund's Peers.
The Board noted that it regularly reviews the performance of each Fund throughout the year. The Board reviewed a narrative and statistical analy-
sis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that in general DVF performed better than its Peers in that its performance was at or above the median of its respective Peers in at least one of the one-year and since inception periods reported.

The Board noted that in general FRA performed better than its Peers in that its performance was at or above the median of its Peers in at least two of the one-year, three-year and since inception periods reported.

The Board noted that in general SFR-I performed better than its Peers in that its performance was at or above the median of its Peers in at least two of the one-, three- and five-year periods reported.

The Board noted that although SFR-II underperformed its Peers in at least two of the one-, three- and five-year periods reported, such under-
performance was not greater than 10% of the median return of its Peers for any of the periods above and therefore was not considered to be material. The Board concluded that BlackRock was committed to pro-

ANNUAL REPORT

AUGUST 31, 2008

65

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

viding the resources necessary to assist the portfolio managers and to continue improving SFR-II’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage SFR-II.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers.
The Board also reviewed a narrative analysis of the Peer rankings pre-
pared by Lipper and summarized by BlackRock at the request of the
Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each of DVF and FRA paid contractual manage-
ment fees lower than or equal to the median contractual fees paid by each Fund’s respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board noted that, although SFR-I paid contractual management fees higher than the median of its Peers, such fees were no more than 5 basis points greater than the median amount and therefore considered not to be materially higher than its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board noted that, although SFR-II paid contractual management fees higher than the median of its Peers, BlackRock and its affiliates incur increased business risk in connection with the distribution of the
Fund’s shares because the Advisor makes payments relating to distribu-
tion and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). The
Board concluded that a higher fee to compensate the Advisor for this additional risk was reasonable.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separate-
ly managed institutional accounts) in similar investment categories. The
Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the
Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed
BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the
Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous fac-
tors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds.
The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the
Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attrib-
utable to their management of the Fund.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the
Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have

66 ANNUAL REPORT

AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

fund-level breakpoints because closed-end funds generally do not expe-
rience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives.
The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-
level breakpoint structure. The Board found, based on its review of com-
parable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relation-
ships with the Funds, including potential benefits accruing to the
Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and prod-
ucts sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the
Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the
Directors did not identify any single factor discussed above as all-impor-
tant or controlling, but considered all factors together, and different
Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective
Fund and that each Agreement should be approved.

Disclosure of Investment Advisory Agreement and
Subadvisory Agreement for BlackRock Defined
Opportunity Credit Trust

The Board of the BlackRock Defined Opportunity Credit Trust (the “Trust”)
met on November 7, 2007 and November 29, 2007 to consider the approval of the Trust’s Advisory Agreement with the Advisor. The Board also considered the approval of the Trust’s Subadvisory Agreement between the Advisor and the Subadvisor. The Trust commenced opera-
tions in January 2008.

Activities and Composition of the Board

The Board of Trustees of the Trust consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the 1940
Act (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The
Independent Trustees retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an
Independent Trustee. The Board has established four standing commit-
tees: an Audit Committee, a Governance and Nominating Committee, a
Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Throughout the year, in connection with their duties as trustees or directors of other funds in the Fund Complex, the Board considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance of funds in the Fund
Complex; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by funds in the Fund Complex, as applicable; (c) fund operating expenses paid to third parties by funds in the Fund Complex; (d) the resources devoted to and compliance reports relating to investment objectives, policies and restrictions of funds in the
Fund Complex; (e) compliance by funds in the Fund Complex with their
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock's and other service providers’
internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including
BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory
Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, in advance of the November 7, 2007 and November 29, 2007 meetings, the
Trustees received from BlackRock information which detailed, among other things, the organization, business lines and capabilities of the
Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel;
(b) the advisory and/or administrative fees to be paid by the Trust to the
Advisors, including comparisons with the management fees, which include advisory and administration fees, of its Peers; (c) “fallout” bene-
fits to BlackRock; and (d) the estimated expenses of the Trust, including comparisons of the Trust’s expense ratios with the expense ratios of its Peers.

ANNUAL REPORT

AUGUST 31, 2008

67

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments to be made to
BlackRock or its affiliates relating to the distribution of Trust shares, services related to the valuation and pricing of Trust portfolio holdings and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust.

In addition to the foregoing materials, independent legal counsel to the
Independent Trustees provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advis-
er’s fiduciary duty with respect to advisory agreements and compensa-
tion, and the standards used by courts in determining whether invest-
ment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Trustees reviewed this information and discussed it with independent legal counsel prior to the meetings on November 7, 2007 and November 29, 2007. At the Board meeting on November 29, 2007,
BlackRock made a presentation to and responded to questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and SEC statements relating to the approval of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the
Board considered all factors it believed relevant with respect to the Trust, including the following: the nature, extent and quality of the services to be provided by the Advisors; the costs of the services to be provided and profits to be realized by the Advisors and their affilliates from their relationship with the Trust; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock will realize other benefits from its relationship with the Trust.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed informa-
tion concerning the types of services that the Advisors provide and are expected to provide to the Trust, information describing BlackRock’s organization and its various departments, the experience and responsi-
bilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management deci-
sions. The Board also noted information received at prior Board meet-
ings concerning standards of BlackRock with respect to the execution of portfolio transactions.

In addition to advisory services, throughout the year, the Trustees consid-
er the quality of the administrative and non-investment advisory services provided to the Fund Complex, which would also be provided to the
Trust. The Advisors and their affiliates provide the funds in the Fund
Complex with such administrative and other services, as applicable (in addition to any such services provided by others to the funds), and offi-
cers and other personnel as are necessary for the operations of the funds. In addition to investment management services, the Advisors and their affiliates provide each fund in the Fund Complex with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the funds’ website; communi-
cations with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other administrative tasks necessary for the operation of the respective fund (such as tax reporting and fulfilling regulatory filing requirements). The Board consid-
ered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: The
Board did not consider the performance history of the Trust because the Trust was newly organized; however, the Board considered the investment performance of BlackRock generally. The Board will monitor the Trust’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Trust: In evaluating the management fees and expenses that the Trust is expected to bear, the Board considered the
Trust’s proposed management fee structure and the Trust’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Trust’s gross management fees before and after any fee waivers and total expense ratios before and after any waivers with those of its Peers.

Because the Trust had not yet commenced operations, BlackRock did not provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relation-
ships with the Trust. BlackRock, however, will provide the Board with such information at future meetings when the Agreements are being consid-
ered for renewal.

Throughout the year, the Board considers the cost of the services provided to the funds in the Fund Complex by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and, if applicable, distri-
bution of such funds. As part of its analysis, the Board typically reviews

68 ANNUAL REPORT

AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

BlackRock’s methodology in allocating its costs to the management of the funds in the Fund Complex. The Board also generally considers whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that are expected by the Board.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the Advisors.

D. Economies of Scale: In reviewing the Trust’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Trust’s fee structure, for example through the use of breakpoints for the Trust or the Fund Complex. The Board found, based on its review of comparable funds, that the Trust’s management fee is appropriate in light of the scale of the Trust.

E. Other Factors: In evaluating fees, the Board also considered fall-out benefits. The Trustees, including the Independent Trustees, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Trust, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Trust’s shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-
dealers. The Board also considered the unquantifiable nature of these potential benefits.

During the Trustees’ deliberations in connection with its approval of the management fee, the Trustees were aware that BlackRock intended to pay compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of the Trust’s common shares and of the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock in consideration of such com-
pensation. The Trustees also considered whether the management fee met applicable standards in light of the services provided by the Advisor, without regard to whether the Advisor ultimately pays any portion of the anticipated compensation to the underwriters.

Conclusion with Respect to the Agreements

In reviewing and approving the Agreements, the Trustees did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Trustees may have attrib-
uted different weights to the various factors considered. The Independent
Directors were also assisted by the advice of independent legal counsel in making this determination. The Trustees, including the Independent
Trustees, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circum-
stances applicable to the Trust, was acceptable for the Trust and sup-
ported the Trustees’ conclusion that the terms of each Agreement were fair and reasonable, that the Trust’s fees are reasonable in light of the services to be provided to the Trust and that each Agreement should be approved.

Important Tax Information The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable period ended August 31, 2008:

		BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
		Defined	Diversified	Floating Rate	Senior	Senior
		Opportunity	Income Strategies	Income Strategies	Floating Rate	Floating Rate
		Credit Trust	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund II, Inc.

Federal Obligation Interest[1]		4.05%	—	—	—	—

Interest-Related Dividends for Non-U.S. Residents[2]
Month(s) Paid:	September 2007	—	91.40%	88.31%	85.85%	85.64%
	October 2007	—	78.06%	89.74%	85.94%	85.69%
	November 2007	—	77.90%	94.32%	85.94%	85.69%
	December 2007	—	77.90%	94.32%	85.94%	85.69%
	January 2008	—	77.90%	94.32%	83.56%	83.70%
	February 2008	—	86.97%	75.08%	83.56%	83.70%
	March — August 2008	64.82%	86.97%	75.08%	83.56%	83.70%

[1] The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your adviser to determine if any portion of the dividends you received is exempt from state income taxes.
[2] Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT

AUGUST 31, 2008

69

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a Fund are automatically reinvested in additional Common Shares of the
Fund. The Plan is administered on behalf of the shareholders by BNY
Mellon Shareowner Services for BlackRock Senior Floating Rate Fund,
Inc. and BlackRock Senior Floating Rate Fund II, Inc. and Computershare
Trust Company, N.A. for BlackRock Defined Opportunity Credit Trust,
BlackRock Diversified Income Strategies Fund, Inc. and BlackRock
Floating Rate Income Strategies Fund, Inc. (individually, the “Plan Agent”
or together, the “Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in Common
Shares of the Fund. The Plan Agents will acquire the shares for the partic-
ipant’s account either (i) through receipt of additional unissued but authorized shares of the Funds (“newly issued shares”) or (ii) by pur-
chase of outstanding Common Shares on the open market on the New
York Stock Exchange or American Stock Exchange, as applicable or else-
where. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market pre-
mium”), the Plan Agents will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the
Plan Agents will invest any uninvested portion in newly issued shares.
The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Shares of the Funds unless the share-
holder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds.
The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, broker-
age commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value
(which may not exceed 5% of the fair market value of the Funds’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable char-
acter of this discount would be allocable to all the shareholders, includ-
ing shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordi-
nary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock Senior Floating
Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. should contact BNY Mellon Shareowner Services, .O. Box 385035, Pittsburgh,
PA 15252-8055 Telephone: (800) 432-8224 and shareholders of
BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Strategies Fund, Inc. and BlackRock Floating Rate Income Strategies
Fund, Inc. should contact Computershare Trust Company, N.A., .O. Box
43078, Providence, RI 02940-3078 Telephone: (800) 699-1BFM or
overnight correspondence should be directed to the Plan Agent at
250 Royall Street, Canton, MA 02021.

70 ANNUAL REPORT

AUGUST 31, 2008

Officers and Directors/Trustees

		Length of		Number of
	Position(s)	Time		BlackRock-
	Held with	Served as		Advised Funds
Name, Address	Funds/	a Director/		and Portfolios	Public
and Year of Birth	Master LLC	Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors/Trustees[1]

Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	113 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational	110 Portfolios	(chemical and allied
New York, NY 10022	and Director/		Testing Service since 1997; Director, The Fremont Group since 1996;		products)
1946	Trustee		Formerly President and Chief Executive Officer of The Conference
Board, Inc. (global business research organization) from 1995 to
2007.

Karen . Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	112 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	109 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	the Audit		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
	Committee		investment banker at Morgan Stanley from 1976 to 1987.		care REIT)
and Director/
Trustee

G. Nicholas Beckwith, III	Director/	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	112 Funds	None
40 East 52nd Street	Trustee	2007	(Beckwith Family Foundation) and various Beckwith property companies 109 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Formerly Chairman and Manager, Penn West
Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and
Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director/	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Trustee and	2007		110 Portfolios
New York, NY 10022	Member of
1937	the Audit
Committee

Frank J. Fabozzi	Director/	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	113 Funds	None
40 East 52nd Street	Trustee and	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	110 Portfolios
New York, NY 10022	Member of		School of Management, since 2006; Formerly Adjunct Professor of
1948	the Audit		Finance and Becton Fellow, Yale University from 1994 to 2006.
Committee

Kathleen F. Feldstein	Director/	Since	President of Economics Studies, Inc. (private economic consulting firm)	113 Funds	The McClatchy
40 East 52nd Street	Trustee	2007	since 1987; Chair, Board of Trustees, McLean Hospital from 2000	110 Portfolios	Company
New York, NY 10022			to 2008 and Trustee Emeritus thereof since 2008; Member of the		(newspaper
1941			Corporation of Partners Community Healthcare, Inc. since 2005;		publishing)
Member of the Corporation of Partners HealthCare since 1995;
Member of the Corporation of Sherrill House (healthcare) since 1990;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research organi-
zation) since 1990; Member of the Advisory Board to the International
School of Business, Brandeis University since 2002.

ANNUAL REPORT

AUGUST 31, 2008

71

Officers and Directors/Trustees (continued)

		Length of		Number of
	Position(s)	Time		BlackRock-
	Held with	Served as		Advised Funds
Name, Address	Funds/	a Director/		and Portfolios	Public
and Year of Birth	Master LLC	Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors or Trustees[1] (concluded)

James T. Flynn	Director/	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990	112 Funds	None
40 East 52nd Street	Trustee and	2007	to 1995.	109 Portfolios
New York, NY 10022	Member of
1939	the Audit
Committee

Jerrold B. Harris	Director/	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	112 Funds	BlackRock Kelso
40 East 52nd Street	Trustee	2007	equipment) since 2000.	109 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director/	Since	Dean of Columbia Business School since 2004; Columbia faculty	113 Funds	ADP (data and
40 East 52nd Street	Trustee	2007	member since 1988; Formerly Co-Director of Columbia Business	110 Portfolios	information services),
New York, NY 10022			School's Entrepreneurship Program from 1997 to 2004; Visiting		KKR Financial
1958			Professor at the John F. Kennedy School of Government at Harvard		Corporation (finance),
			University and the Harvard Business School since 1985 and at the		Duke Realty (real
			University of Chicago since 1994; Formerly Chairman of the U.S.		estate), Metropolitan
			Council of Economic Advisers under the President of the United		Life Insurance Com-
			States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director/	Since	Mizuho Financial Group Professor of Finance, Harvard Business School.	112 Funds	None
40 East 52nd Street	Trustee and	2007	Deputy Dean for Academic Affairs since 2006; Unit Head, Finance,	109 Portfolios
New York, NY 10022	Member of		Harvard Business School, from 2005 to 2006; Senior Associate Dean
1951	the Audit		and Chairman of the MBA Program of Harvard Business School,
	Committee		from 1999 to 2005; Member of the faculty of Harvard Business
School since 1981; Independent Consultant since 1978.

Robert S. Salomon, Jr.	Director/	Since	Formerly Principal of STI Management LLC (investment adviser) from	112 Funds	None
40 East 52nd Street	Trustee and	2007	1994 to 2005.	109 Portfolios
New York, NY 10022	Member of
1936	the Audit
Committee

[1] Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’/Master LLC’s board in 2007, each director/trustee first became a member of the board of directors/
trustees of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994;
Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999;
R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors or Trustees[3]

Richard S. Davis	Director/	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street	Trustee	2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director/	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street	Trustee	2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007; Formerly Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

[3]	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

72 ANNUAL REPORT

AUGUST 31, 2008

72

Officers and Directors/Trustees (concluded)

Position(s)
Held with
Name, Address	Funds/	Length of
and Year of Birth	Master LLC	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President		Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President		2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial		Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street			MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance		BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer of		Director and Senior Counsel ofBlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel
1959	the Funds		thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street			General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds/Master LLC serve at the pleasure of the Board of Directors/Trustees.

For All Funds
Accounting Agent	Independent Registered Public		Legal Counsel	Fund Address
State Street Bank and	Accounting Firm		Skadden, Arps, Slate Meagher & Flom LLP	100 Bellevue Parkway
Trust Company	Deloitte & Touche LLP		New York, NY 10036	Wilmington, DE 19809
Princeton, NJ 08540	Princeton, NJ 08540

Defined Opportunity
Diversified Income			Senior Floating Rate
Floating Rate Income			Senior Floating Rate II
Custodian	Transfer Agent		Custodian	Transfer Agent
State Street Bank and	Computershare Trust		The Bank of New York Mellon	PNC Global Investment
Trust Company	Company, N.A.		New York, NY 10286	Servicing (U.S.) Inc.
Boston, MA 02101	Providence, RI 02940			Wilmington, DE 19809

ANNUAL REPORT

AUGUST 31, 2008

73

Additional Information

Fund Certification

BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Fund, Inc. and BlackRock Floating Rate Income Strategies Fund, Inc. are
listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the
Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Fund, Inc. and BlackRock Floating Rate Income Strategies Fund, Inc. do
not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the infor-
mation contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ invest-
ment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

74 ANNUAL REPORT

AUGUST 31, 2008

74

Additional Information (concluded)

Section 19 Notices

These amounts are sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each
Fund’s investment experience during the remainder of its fiscal year end and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

		Total Fiscal Period to Date Cumulative				Percentage of Fiscal Period to Date
		Distributions by Character			Cumulative Distributions by Character

	Net	Net		Total Per	Net	Net		Total Per
	Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share

BlackRock Defined Opportunity
Credit Trust	$0.40117	$0.06793	$0.20590	$0.67500	59%	10%	31%	100%
BlackRock Diversified Income Strategies
Fund, Inc.	$1.75500	—	—	$1.75500	100%	0%	0%	100%
BlackRock Floating Rate Income Strategies
Fund, Inc.	$1.54719	—	—	$1.54719	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT

AUGUST 31, 2008

75

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Fund, Inc. and BlackRock Floating Rate Income Strategies Fund, Inc. leverage their Common Shares, which creates risk for Common
Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the
Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30, 2008 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

#TAX5-8/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the
“board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Ronald W. Forbes (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Richard R. West (term ended effective November 1, 2007)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978.
Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the
Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.
The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock Floating
Rate Income	$46,300	$39,900	$8,000	$0	$6,100	$6,100	$1,049	$1,042
Strategies Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the
SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-
audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed
$10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-
approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-
audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Floating Rate	$302,649	$291,642
Income Strategies Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any non-affiliated sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Ronald W. Forbes (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Cynthia A. Montgomery (term ended effective November 1, 2007)
Jean Margo Reid (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Roscoe S. Suddarth (not reappointed to audit committee effective November 1, 2007; retired effective
December 31, 2007)
Richard R. West (term ended effective November 1, 2007)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under
Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous
Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –
The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment advisor (“Investment Advisor”) pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the
Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the
Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity
Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment
Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the
Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2008.

(a)(1) BlackRock Floating Rate Income Strategies Fund, Inc. is managed by a team of investment professionals comprised of Mark J. Williams, Managing Director and head of the bank loan investment team at BlackRock, and Kevin J. Booth, CFA, Managing Director and co-head of the high yield team at
BlackRock. Each is a member of BlackRock’s fixed income portfolio management group. Messrs.
Williams and Booth are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Williams and Booth have been members of the Fund’s portfolio management team since 2006.

Mark J. Williams heads BlackRock's bank loan investment team within the Fixed Income Portfolio
Management Group and is co-head of BlackRock's leveraged finance business. He is a member of the firm's Investment Strategy Group and the Alternatives Operating Committee. Mr. Williams is also involved in the evaluation and sourcing of mezzanine investments, and is a member of the Investment Committee for BlackRock Kelso Capital, the firm's business development company. Prior to joining BlackRock in
1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's leveraged finance group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. Mr. Williams has developed extensive contacts over the years working with private equity sponsors and major loan syndication groups. From 1984 until
1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

Kevin Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management
Group, he also co-heads BlackRock's leveraged finance business. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining
BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment
Managers (“MLIM”) in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of
MLIM’s bank loan group from 2000 to 2006.

(a)(2) As of August 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based

	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies

Mark J. Williams	10	17	2	0	12	0

	$2.93 Billion	$6.7 Billion	$364 Million	$0	$5.5 Billion	$0

Kevin Booth	24	10	10	0	4	3

	$8.77 Billion	$4.87 Billion	$1.97 Billion	$0	$2.98 Billion	$400 Million

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.
BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Messrs. Williams and
Booth currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When
BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end,
BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of August 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.
Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and
Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of
BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and
BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager

Mark Williams	A combination of market-based indices (e.g., Credit Suisse
Leveraged Loan Index, LIBOR), certain customized indices and certain fund industry peer groups.

Kevin Booth	A combination of market-based indices (e.g., The Lehman
Brothers U.S. Corporate High Yield 2% Issuer Cap Index),
certain customized indices and certain fund industry peer
groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and
BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc.
restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc.
common stock. Messrs. Williams and Booth have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Williams has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement
Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of August 31, 2008, Mr. Williams did not beneficially own any stock issued by the Fund. As of August 31, 2008, Mr. Booth beneficially owned stock issued by the Fund in the range $100,001 - $500,000.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance
Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s
Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-
3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: October 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: October 20, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: October 20, 2008